UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin D. Nelson, Esq.

ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2012 – November 30, 2013

Item 1.	Reports to Stockholders.

November 30, 2013

annual REPORT GRI

COHEN & STEERS
Global Realty Majors ETF

table of

1
Annual | November 30, 2013

Performance Overview
November 30, 2013 (Unaudited)

FUND DESCRIPTION

The Cohen & Steers Global Realty Majors ETF (the “Fund”) seeks investment results that correspond generally to the performance (before the Fund’s fees and expenses) of an equity index called the Cohen & Steers Global Realty Majors Index (the “Index”). The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “GRI.” The Fund will normally invest substantially all of its assets in the 75 stocks that comprise the Cohen & Steers Global Realty Majors Index. The Fund began trading on May 9, 2008.

The Index is a free-float, market-cap-weighted total return index of selected real estate equity securities maintained by Cohen & Steers. It is quoted intraday on a real-time basis by the Chicago Mercantile Exchange under the symbol GRM. The Index’s free-float market capitalization approach and qualitative screening process emphasize companies that the Cohen & Steers Index Committee believes are leading the securitization of real estate globally.

PERFORMANCE OVERVIEW

Global real estate securities had a modest gain in 2013, as pressure from rising U.S. interest rates offset the benefits of a synchronized recovery in global economic growth. For the 11 months ended November 30, 2013, the Cohen & Steers Global Realty Majors Index advanced 2.0%, significantly underperforming the broad market. Japan meaningfully outgained other Asia Pacific real estate markets, while Europe posted solid returns as the region emerged from recession. U.S. REITs had a negative return, as price-to-earnings multiples contracted amid fears of rising interest rates.

Global equity markets rallied through the first several months of the year, lifted by improvements in U.S. jobs and housing data and signs of stabilization in China’s economy. Risk assets continued to climb in April after the Bank of Japan announced it would pursue aggressive monetary easing in an attempt to stimulate growth and lift the country’s economy out of deflation. At the same time, European sovereign bond yields fell as markets became more confident in the region’s ability to resolve its ongoing fiscal challenges. However, real estate securities encountered headwinds beginning May 22, when the Federal Reserve indicated that it could begin to taper its quantitative-easing* (QE) program, sending U.S. Treasury yields sharply higher. The remainder of the year was largely dominated by the market’s shifting expectations over the timing of QE tapering, as investors focused on the potential implications of higher interest rates on real estate values and borrowing costs globally.

U.S. REITs had a total return of -1.9%, having given back the large gains achieved through May. Despite the volatile interest-rate environment, property values remained relatively stable based on transactions in the private market, supported by strengthening real estate fundamentals and continued demand from private investors. In general, property sectors with greater economic sensitivity outperformed. Hotel REITs were by far the best performers in the U.S., while self storage, shopping center and industrial landlords also did well. By contrast, property sectors with more “bond-like” cash flows suffered the most from interest-rate concerns, including health care REITs and

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Performance Overview
November 30, 2013 (Unaudited)

free standing retail owners. The apartment sector struggled amid concerns that rising single-family home purchases and accelerating multi-family supply would hinder cash flow growth.

Most European markets had positive returns amid a recovery in demand, as the drag from fiscal austerity measures faded. The U.K. led the region, benefiting from favorable relative valuations, resilient fundamentals and strong investment demand for London real estate. The Netherlands rebounded after a poor showing in 2012, while France benefited from improving economic conditions in neighboring Spain and Italy, even as the domestic French economy continued to see lackluster growth. In Germany, apartment owner Deutsche Wohnen announced it would acquire rival GSW Immobilien, a deal that would make it one of Europe’s largest listed real estate companies.

In Japan, real estate developers surged along with other Japanese equities in 2013, benefiting from the Bank of Japan’s aggressive policies designed to stimulate economic growth and lift the country out of deflation. Developers were also coming off of extremely low valuations relative to their historical averages. J-REITs fared less well, pressured by the ripple effect of rising U.S. Treasury yields. China-focused landlords also had positive returns, benefiting from the country’s stabilizing economy. Australian real estate stocks generally had gains in local-currency terms, although a series of interest-rate cuts and a decline in commodity prices caused a sharp devaluation in the Australian dollar, hindering net returns for U.S.-dollar-based investors. Hong Kong and Singapore were both affected by U.S. QE tapering concerns. In addition, Hong Kong struggled amid a slowdown in economic growth, although landlords with retail assets were relatively resilient.

For the year ended November 30, 2013, the Fund’s market price increased 0.6% and the Fund’s net asset value (NAV) increased 1.3%.

Average Annual Total Return as of November 30, 2013

	1 Year	3 Year	5 Year	Since Inception**
Fund Performance
NAV	5.60%	9.67%	16.55%	0.16%
Market Price***	5.76%	9.58%	16.65%	0.18%
Index Performance
Cohen & Steers Global Realty Majors Portfolio Index	6.41%	10.52%	17.57%	1.00%
FTSE EPRA/NAREIT Developed Real Estate Index	8.23%	10.31%	18.18%	1.24%
S&P 500® Total Return Index	30.30%	17.73%	17.60%	7.14%

Total Expense Ratio (per the current prospectus) 0.55%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of

3
Annual | November 30, 2013

Performance Overview
November 30, 2013 (Unaudited)

fund shares outstanding. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

*

Quantitative easing is an unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

**	Fund Inception 5/7/08.

***	Market Price is based on the midpoint of the bid/ask spread at 4p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Cohen & Steers Global Realty Majors® Portfolio Index: A free-float adjusted, modified market capitalization-weighted index of global real estate equities. The modified market capitalization weighting approach and qualitative screening process emphasize those companies that, in the opinion of the Cohen & Steers investment committee, are leading the securitization of real estate globally.

FTSE EPRA/NAREIT Developed Real Estate Index: An unmanaged market-weighted total return index that consists of many companies from developed markets whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities.

S&P 500® Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

An investor cannot invest directly in an index.

GROWTH OF $10K as of November 30, 2013

Comparison of Change in Value of $10,000 Investment in Cohen & Steers Global Realty Majors ETF and Cohen & Steers Global Realty Majors Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Performance Overview
November 30, 2013 (Unaudited)

TOP 10 HOLDINGS (as a % of Net Assets)* as of November 30, 2013

Mitsui Fudosan Co., Ltd.	4.33%
Mitsubishi Estate Co., Ltd.	4.11
Simon Property Group, Inc.	3.98
Unibail-Rodamco	3.85
Sumitomo Realty & Development Co., Ltd.	3.42
Public Storage	3.35

Sun Hung Kai Properties, Ltd.	2.97%
ProLogis	2.88
Westfield Group	2.87
Equity Residential	2.63
Percent of Net Assets in Top Ten Holdings:	34.39%

* Future holdings are subject to change.

GEOGRAPHIC BREAKDOWN**†

United States	46.45%
Japan	15.16
Hong Kong	11.81
Australia	7.46
United Kingdom	5.94
France	5.08
Singapore	3.73
Canada	1.82

Germany	0.83%
Netherlands	0.65
Brazil	0.57
Switzerland	0.50

** % of Total Investments.

†	Future breakdown are subject to change.

5
Annual | November 30, 2013

Disclosure of Fund Expenses
For the period ended November 30, 2013 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2013.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expense Ratio(a)	Expenses Paid During Period 6/1/13 - 11/30/13(b)
Actual	$1,000.00	$974.30	0.55%	$2.72
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	0.55%	$2.79

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Global Realty Majors ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Global Realty Majors ETF of the ALPS ETF Trust as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 27, 2014

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Annual | November 30, 2013

Schedule of Investments
November 30, 2013

Security Description	Shares	Value
COMMON STOCKS (99.63%)
Australia (7.45%)
Dexus Property Group	771,984	$734,319
Goodman Group	248,253	1,093,705
GPT Group	267,427	871,463
Mirvac Group	599,354	927,455
Stockland Trust Group	378,405	1,326,105
Westfield Group	327,483	3,100,149

		8,053,196

Brazil (0.57%)
BR Malls Participacoes SA	75,000	614,330

Canada (1.82%)
Boardwalk Real Estate Investment Trust	6,386	355,496
Dundee Real Estate Investment Trust	17,660	465,371
RioCan Real Estate Investment Trust	49,458	1,146,906

		1,967,773

France (5.06%)
Gecina SA	4,305	565,545
Klepierre	16,009	743,305
Unibail-Rodamco	15,937	4,167,562

		5,476,412

Germany (0.82%)
Deutsche EuroShop AG	7,479	332,162
Deutsche Wohnen AG	27,723	557,330

		889,492

Hong Kong (11.79%)
China Overseas Land & Investment, Ltd.	629,000	1,955,344
China Resources Land, Ltd.	305,500	841,326
Hang Lung Properties, Ltd.	373,000	1,253,349
Hongkong Land Holdings, Ltd.	192,100	1,135,311
The Link Real Estate Investment Trust	380,164	1,863,417
Sun Hung Kai Properties, Ltd.	250,000	3,210,234
Swire Properties, Ltd.	172,800	464,735
The Wharf Holdings, Ltd.	243,700	2,025,974

		12,749,690

Japan (15.13%)
Japan Real Estate Investment Corp.	97	1,024,491
Japan Retail Fund Investment Corp.	357	703,929
Mitsubishi Estate Co., Ltd.	160,000	4,441,798
Mitsui Fudosan Co., Ltd.	138,000	4,681,049
Nippon Building Fund, Inc.	113	1,328,049

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Schedule of Investments
November 30, 2013

Security Description	Shares	Value
Japan (continued)
Nomura Real Estate Holdings, Inc.	20,700	$487,772
Sumitomo Realty & Development Co., Ltd.	78,000	3,696,520

		16,363,608

Netherlands (0.65%)
Corio N.V.	16,178	701,690

Singapore (3.72%)
Ascendas Real Estate Investment Trust	335,066	592,777
CapitaLand, Ltd.	412,000	994,828
CapitaMall Trust	426,347	660,832
City Developments, Ltd.	76,000	604,439
Global Logistic Properties, Ltd.	499,000	1,173,088

		4,025,964

Switzerland (0.50%)
PSP Swiss Property AG	6,341	543,924

United Kingdom (5.93%)
British Land Co. Plc	163,485	1,634,502
Derwent London Plc	14,064	557,608
Hammerson Plc	116,725	975,048
Intu Properties Plc	109,642	576,440
Land Securities Group Plc	128,015	1,996,274
Segro Plc	121,684	666,034

		6,405,906

United States (46.19%)
Alexandria Real Estate Equities, Inc.	11,779	745,140
American Campus Communities, Inc.	17,134	555,656
AvalonBay Communities, Inc.	19,952	2,365,509
Boston Properties, Inc.	25,020	2,489,240
Camden Property Trust	13,938	807,289
ChinaCast Education Corp.*	28,275	427,400
Digital Realty Trust, Inc.	21,076	995,630
Douglas Emmett, Inc.	21,214	487,498
Equity Residential	55,122	2,840,988
Essex Property Trust, Inc.	6,289	954,733
Federal Realty Investment Trust	10,730	1,110,770
General Growth Properties, Inc.	90,917	1,886,528
Gulfport Energy Corp.*	56,434	537,440
HCP REIT, Inc.	74,743	2,748,300
Health Care REIT, Inc.	47,078	2,635,897
Highwoods Properties, Inc.	14,900	535,208
Host Hotels & Resorts, Inc.	123,335	2,270,597
Icad, Inc.*	5,624	515,906

9
Annual | November 30, 2013

Schedule of Investments
November 30, 2013

Security Description		Shares	Value
United States (continued)
Kimco Realty Corp.		67,101	$1,383,623
Liberty Property Trust		23,534	762,266
The Macerich Co.		23,048	1,312,353
ProLogis		81,984	3,109,653
Public Storage		23,702	3,619,295
Realty Income Corp.		32,193	1,226,875
Regency Centers Corp.		15,026	703,818
Simon Property Group, Inc.		28,755	4,308,937
SL Green Realty Corp.		15,012	1,358,136
Tanger Factory Outlet Centers		15,448	510,865
UDR, Inc.		41,077	955,862
Ventas, Inc.		48,223	2,740,513
Vornado Realty Trust		28,629	2,517,348
Weingarten Realty Investors		18,371	524,308

			49,943,581

TOTAL COMMON STOCKS (Cost $97,845,802)			107,735,566

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.17%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000%(a)	187,462	187,462

TOTAL SHORT TERM INVESTMENTS (Cost $187,462)			187,462

TOTAL INVESTMENTS (99.80%) (Cost $98,033,264)			$107,923,028

NET OTHER ASSETS AND LIABILITIES (0.20%)			213,579

NET ASSETS (100.00%)			$108,136,607

*	Non-income producing security.
(a)	Less than 0.0005%

Common Abbreviations:

AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Ltd. -	Limited.
N.V. -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
Plc -	Public Limited Company.
REIT -	Real Estate Investment Trust.
SA -	Generally designated corporations in various countries, mostly those employing the civil law.

10	See Notes to Financial Statements.
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Statement of Assets & Liabilities
November 30, 2013

ASSETS:
Investments, at value	$107,923,028
Cash	33,306
Foreign currency, at value (Cost $24,454)	23,773
Foreign tax reclaims	21,162
Dividends and interest receivable	218,131
Total Assets	108,219,400

LIABILITIES:
Payable for investments purchased	33,319
Payable to adviser	49,474
Total Liabilities	82,793
NET ASSETS	$108,136,607

NET ASSETS CONSIST OF:
Paid-in capital	$104,298,525
Accumulated net investment loss	(2,360,139)
Accumulated net realized loss on investments and foreign currency transactions	(3,689,997)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	9,888,218
NET ASSETS	$108,136,607

INVESTMENTS, AT COST	$98,033,264

PRICING OF SHARES
Net Assets	$108,136,607
Shares of beneficial interest outstanding (Unlimited number of shares, par value $0.01 per share)	2,750,000
Net Asset Value, offering and redemption price per share	$39.32

See Notes to Financial Statements.	11
Annual | November 30, 2013

Statement of Operations
For the Year Ended November 30, 2013

INVESTMENT INCOME:

Dividends(a)	$2,878,196

Total Investment Income	2,878,196

EXPENSES:
Investment adviser fees	553,149

Total Expenses	553,149

NET INVESTMENT INCOME	2,325,047

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(30,422)
Net realized loss on foreign currency transactions	(23,397)
Net change in unrealized appreciation on investments	340,584
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	117

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	286,882

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,611,929

(a)	Net of foreign tax withholding $142,727.

12	See Notes to Financial Statements.
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Statements of Changes in Net Assets

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012

OPERATIONS:
Net investment income	$2,325,047	$1,557,853
Net realized gain on investments and foreign currency transactions	(53,819)	1,515,849
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	340,701	9,937,032

Net increase in net assets resulting from operations	2,611,929	13,010,734

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,134,510)	(1,417,294)
From tax return of capital	(517,416)	–

Total distributions	(4,651,926)	(1,417,294)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	45,371,748	18,618,717
Cost of shares redeemed	(6,453,407)	(9,371,914)

Net increase from share transactions	38,918,341	9,246,803

Net increase in net assets	36,878,344	20,840,243

NET ASSETS:
Beginning of year	71,258,263	50,418,020

End of year*	$108,136,607	$71,258,263

* Including accumulated net investment loss of:	$(2,360,139)	$(314,538)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,800,000	1,550,000
Shares sold	1,100,000	500,000
Shares redeemed	(150,000)	(250,000)

Shares outstanding, end of period	2,750,000	1,800,000

See Notes to Financial Statements.	13
Annual | November 30, 2013

For the Year Ended November 30, 2013

NET ASSETVALUE, BEGINNING OF PERIOD	$39.59

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.94 (b)
Net realized and unrealized gain/(loss)	1.25

Total from investment operations	2.19

DISTRIBUTIONS:
From net investment income	(2.27)
From tax return of capital	(0.19)

Total distributions	(2.46)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.27)

NET ASSET VALUE, END OF YEAR	$39.32

TOTAL RETURN(c)	5.60%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$108,137
RATIOS TO AVERAGE NET ASSETS
Expenses	0.55%
Net investment income	2.31%
PORTFOLIO TURNOVER RATE(e)	10%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Based on average shares outstanding during the period.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

14	See Notes to Financial Statements.
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Financial Highlights
For a Share Outstanding Throughout the Periods Presented

For the Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011(a)		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period May 7, 2008 (Inception) to December 31, 2008

$32.53	$35.52		$31.35	$25.06	$50.00

0.91 (b)	0.97	(b)	1.43 (b)	0.98	0.47
6.97	(2.87)		4.68	7.00	(24.92)

7.88	(1.90)		6.11	7.98	(24.45)

(0.82)	(1.09)		(1.94)	(1.69)	(0.49)
–	–		–	–	–

(0.82)	(1.09)		(1.94)	(1.69)	(0.49)

7.06	(2.99)		4.17	6.29	(24.94)

$39.59	$32.53		$35.52	$31.35	$25.06

24.50%	(5.53)%		19.91%	32.51%	(48.90)%

$71,258	$50,418		$42,626	$12,603	$5,063

0.55%	0.55	%(d)	0.55%	0.55%	0.55	%(d)
2.47%	3.02	%(d)	4.33%	3.24%	3.49	%(d)
4%	15%		14%	18%	18%

15
Annual | November 30, 2013

Notes to Financial Statements
November 30, 2013

1.	ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2013, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Cohen & Steers Global Realty Majors ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the

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Notes to Financial Statements
November 30, 2013

Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

E. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

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Annual | November 30, 2013

Notes to Financial Statements
November 30, 2013

F. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2013, permanent book and tax differences resulting primarily from differing treatment of foreign currency, investments in passive foreign investment companies, investments in real estate investment trusts and in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
$ (236,138)	$ (174,031)	$ 410,169

Net investment income and net realized (loss), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

At November 30, 2013, the Fund had available for tax purposes unused pre-enactment capital loss carryforwards as follows:

Year of Expiration
2016	2017	2018	Total
$ 176,692	$ 809,982	$ 187,815	$ 1,174,489

At November 30, 2013, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

ST	LT
$ 599,088	$ 549,984

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

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Notes to Financial Statements
November 30, 2013

The tax character of the distributions paid was as follows:

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Distributions paid from:
Ordinary income	$4,134,510	$1,417,294
Tax return of capital	$517,416	$–
Total	$4,651,926	$1,417,294

As of November 30, 2013, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$–
Accumulated net realized loss on investments and foreign currency transactions	(2,323,561)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,161,643
Total	$3,838,082

As of November 30, 2013, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Cost of investment for income tax purposes	$101,759,839

Gross Appreciation (excess of value over tax cost)	$10,712,964
Gross Depreciation (excess of tax cost over value)	(4,549,775)
Net Depreciation of Foreign Currency Derivatives	(1,546)
Net Unrealized Appreciation	$6,161,643

The differences between book-basis and tax-basis are primarily due to Passive Foreign Investment Company (“PFIC”) adjustments and the deferral of losses due to wash sales.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

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Annual | November 30, 2013

Notes to Financial Statements
November 30, 2013

As of and during the year ended November 30, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

H. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

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Notes to Financial Statements
November 30, 2013

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments November 30, 2013:

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total

Common Stocks	$107,735,566	$–	$–	$107,735,566
Short Term Investments	187,462	–	–	187,462

TOTAL	$107,923,028	$–	$–	$107,923,028

*	For a detailed geographical breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the fiscal year. For the year ended November 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3.	INVESTMENT ADVISORY FEE AND

OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, any subadviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $5,000, $3,750 for each regularly scheduled Board meeting attended and $1,500 for each special meeting held outside of regularly scheduled meetings.

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Annual | November 30, 2013

Notes to Financial Statements
November 30, 2013

4.	PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2013, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Purchases	Sales
$ 11,482,259	$ 10,005,522

For the year ended November 30, 2013, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$ 38,390,962	$ 3,234,065

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5.	CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6.	INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7.	NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

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Additional Information
November 30, 2013 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds. com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

TAX DESIGNATIONS

Pursuant to Section 853(c) of the Internal Revenue Code, the Fund designates the following:

	Foreign Taxes Paid	Foreign Source Income
Cohen and Steers Global Realty Majors ETF	$ 107,635	$ 1,645,354

The Fund designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2012:

	Qualified Dividend Income	Dividend Received Deduction
Cohen and Steers Global Realty Majors ETF	5.08%	0.00%

In early 2013, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2012 via Form 1099. The Fund will notify shareholders in early 2014 of amounts paid to them by the Funds, if any, during the calendar year 2013.

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Annual | November 30, 2013

Board Considerations Regarding Approval of Investment Advisory Agreement
November 31, 2013 (Unaudited)

At an in-person meeting held on June 10, 2013, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Cohen & Steers Global Realty Majors ETF (“GRI”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for GRI, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s materials regarding consideration of renewal of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the functions performed by the Adviser, information describing the Adviser’s organization, the background and experience of the persons responsible for the day-to-day management of GRI and financial information regarding the Adviser. The Board reviewed information on the performance of GRI and the performance of its benchmark index, and evaluated the correlation and tracking error between the underlying index and GRI’s performance. Based on its review, the Board found that the nature and extent of services provided to GRI under the Advisory Agreement were appropriate and that the quality was satisfactory.

The Independent Trustees noted the services provided by the Adviser for the annual advisory fee of 0.55% of GRI’s average daily net assets. The Independent Trustees noted that the advisory fees for GRI were unitary fees pursuant to which the Adviser assumes all expenses of GRI (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of GRI with other funds’ cost and expense structures, as well as comparisons of GRI’s performance with the performance during similar periods of members of a peer group identified pursuant to Lipper’s methodology. The Independent Trustees noted that the advisory fee rate for GRI was higher than others in its Lipper peer group but that GRI’s total expense ratio was at the median of its peer group. The Independent Trustees also considered information provided by the Adviser about the costs and profitability of the Adviser in respect of GRI. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for GRI was reasonable under the circumstances and in light of the quality of services provided.

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Board Considerations Regarding Approval of Investment Advisory Agreement
November 31, 2013 (Unaudited)

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with GRI and concluded that the advisory fee was reasonable taking into account any such benefits. The Independent Trustees noted the relatively small size of GRI and considered whether there have been economies of scale with respect to management of GRI, whether GRI has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to GRI’s assets and any economies of scale that may exist. The Independent Trustees concluded that the Adviser was not realizing any economies of scale.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of GRI and its shareholders. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services performed, the fees paid by certain other funds, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

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Annual | November 30, 2013

Trustees and Officers
November 30, 2013 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/ Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of the following: AV Hunter Trust; Colorado Up- lift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative ser- vices company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	41	Mr. Deems is a Trustee of Financial Investors Trust (30 funds); ALPS Variable Investment Trust (7 funds); and Reaves Utility Income Fund.

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Trustees and Officers
November 30, 2013 (Unaudited)

INDEPENDENT TRUSTEES Continued

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Committee, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate in- vestment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Urban Land Conservancy (a not-for-profit organization), 2004 – present; Director, National Western Stock Show (not-for-profit organization).

				22	Mr. Pederson is Trustee of West- core Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

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Annual | November 30, 2013

Trustees and Officers
November 30, 2013 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributors, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (7 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

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Trustees and Officers
November 30, 2013 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust, as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of AAI, ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson has served as Secretary of the Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Ms. Nelson received her Bachelor of Arts in Political Science, magna cum laude, from the University of New Hampshire and Juris Doctorate from the University of Denver.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Senior Paralegal. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

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Annual | November 30, 2013

November 30, 2013

annual

REPORT

EQL

ALPS EQUAL Sector Weight ETF

An ALPS Advisors Solution

table of

ALPS Equal Sector Weight ETF | www.alpsfunds.com

ALPS Equal Sector Weight ETF	Performance Overview
November 30, 2013 (Unaudited)

PERFORMANCE OVERVIEW

For the fiscal year ended November 30, 2013 the Fund generated a total return of 28.41%. Over the same time period the S&P 500 gained 30.30%. Low volatility continued easing by the Fed and strong corporate earnings pushed the market higher and for the 2nd year in a row every sector of the market posted a positive return with four sectors gaining more than 35%. The market continued to be led by early cycle sectors, as Consumer Discretionary and Industrials stocks advanced 40.2% and 38.7%, respectively. Financials (+ 38.7%) and Healthcare (+39.9%) each had their best years since 1997.

Energy and Materials stocks posted nearly identical returns during the year, gaining 24.0% each. Weak commodity prices and worries about global demand kept these stocks from keeping pace with the broader market. The defensive leaning Consumer Staples sector ranked 7th (+22.9%) overall and was weighed down by Tobacco and Beverage stocks. The Technology sector had a roller coaster year and was heavily impacted by the poor relative performance of Apple and Telecom stocks AT&T and Verizon. The Tech sector ended the year with a gain of 21.5%, ranking it 8th among all sectors. The worst performing sector of the year was Utilities (+12.0%), which was negatively impacted by rising rate fears and stretched valuations.

Compared to the S&P 500 the fund benefited from being underweight the Technology sector, as well as its slight overweights in the Industrials and Health Care sectors. The Fund was negatively impacted by its overweight in Utilities sector and its underweight to Financials. Overall, the Fund’s sector weights relative to the S&P 500 resulted in positive out-performance above the index in 2 of the 9 sectors.

Annual Report | November 30, 2013	2

ALPS Equal Sector Weight ETF	Performance Overview
November 30, 2013 (Unaudited)

FUND DESCRIPTION

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the Banc of America Securities – Merrill Lynch Equal Sector Weight Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Adviser will seek to match the performance of the Underlying Index. The Underlying Index is an index of indexes comprised in equal proportions of the nine Select Sector SPDR Indexes (“The Underlying Sector Indexes”). In order to track the securities in the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of Select Sector SPDR exchange-traded funds (each, an “Underlying Sector ETF” and collectively the “Underlying Sector ETFs”) that track the Underlying Sector indexes of which the Underlying Index is comprised.

PERFORMANCE as of November 30, 2013

Average Annual Total Return	1 Year	3 Year	Since Inception Annualized*
ALPS Equal Sector Weight ETF
NAV (Net Asset Value)	28.41%	16.75%	19.22%
Market Price**	28.42%	16.76%	19.28%
Bank of America Securities-Merrill Lynch Equal Sector Weight Index	26.22%	14.70%	17.16%
S&P 500® Total Return Index	30.30%	17.73%	19.69%

Total Expense Ratio (per the current Prospectus) 0.55%

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than actual data quoted. Call 1.866.675.2639 or visit www.alpsfunds.com for current month end performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

*	The Fund commenced Investment Operations on July 6, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Banc of America Securities Merrill Lynch Equal Sector Weight Index: a U.S. equity index comprised, in equal weights, of nine sub-indices, and is a price-return index.

S&P 500® Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

An investor cannot invest directly in an index.

3	ALPS Equal Sector Weight ETF | www.alpsfunds.com

ALPS Equal Sector Weight ETF	Performance Overview
November 30, 2013 (Unaudited)

The following table shows the sector weights of both the Fund and the S&P 500® as of November 30, 2013:

SECTOR WEIGHTING COMPARISON^ as of November 30, 2013

	EQL*	S&P 500®
Healthcare (XLV)	11.3%	13.2%
Financials (XLF)	11.1	16.3
Consumer Discretionary (XLY)	11.4	12.6
Technology (XLK)	11.3	20.3
Consumer Staples (XLP)	11.1	10.1
Industrials (XLI)	11.3	10.8
Energy (XLE)	10.8	10.3
Materials (XLB)	11.0	3.4
Utilities (XLU)	10.7	3.0

Source: S&P 500®

^	Sector weights subject to change.

*	Percentages based on Total Investments.

Annual Report | November 30, 2013	4

ALPS Equal Sector Weight ETF	Performance Overview
November 30, 2013 (Unaudited)

SECTOR AllOCATION as of November 30, 2013

Sector weights and allocations subject to change.

GROWTH OF $10,000 as of November 30, 2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5	ALPS Equal Sector Weight ETF | www.alpsfunds.com

ALPS Equal Sector Weight ETF	Disclosure of Fund Expenses
For the Six Months Ended November 30, 2013 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2013.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expense Ratio(a)	Expenses Paid During Period 6/01/13- 11/30/13(b)
Actual	$1,000.00	$1,110.70	0.34%	$1.80
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	0.34%	$1.72

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

Annual Report | November 30, 2013	6

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of ALPS Equal Sector Weight ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position ALPS Equal Sector Weight ETF of the ALPS ETF Trust as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2014

7	ALPS Equal Sector Weight ETF | www.alpsfunds.com

ALPS Equal Sector Weight ETF	Statement of Investments
November 30, 2013

Security Description		Shares	Value
EXCHANGE TRADED FUNDS (99.90%)
Consumer Discretionary (11.35%)
Consumer Discretionary Select Sector SPDR® Fund		190,678	$12,508,477

Consumer Staples (11.06%)
Consumer Staples Select Sector SPDR® Fund		283,548	12,195,399

Energy (10.83%)
Energy Select Sector SPDR® Fund		138,186	11,944,798

Financials (11.10%)
Financial Select Sector SPDR® Fund		569,653	12,236,146

Healthcare (11.30%)
Health Care Select Sector SPDR® Fund		225,555	12,464,169

Industrials (11.31%)
Industrial Select Sector SPDR® Fund		247,479	12,472,942

Materials (10.96%)
Materials Select Sector SPDR® Fund		272,461	12,080,921

Technology (11.30%)
Technology Select Sector SPDR® Fund		359,068	12,456,069

Utilities (10.69%)
Utilities Select Sector SPDR® Fund		309,786	11,781,162

TOTAL EXCHANGE TRADED FUNDS
(Cost $85,440,303)			110,140,083

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.12%)
Dreyfus Treasury Prime
Cash Management,
Institutional Class	0.000%(a)	135,362	135,362

TOTAL SHORT TERM INVESTMENTS
(Cost $135,362)			135,362

TOTAL INVESTMENTS (100.02%)
(Cost $85,575,665)			$110,275,445
NET LIABILITIES LESS OTHER ASSETS (-0.02%)			(30,497)

NET ASSETS (100.00%)			$110,244,948

(a)	Less than 0.0005%.

Common Abbreviations:

SPDR® - Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

Annual Report | November 30, 2013	8

ALPS Equal Sector Weight ETF	Statement of Assets and Liabilities
November 30, 2013

ASSETS:
Investments, at value	$110,275,445

Total Assets	110,275,445

LIABILITIES:
Payable to adviser	30,497

Total Liabilities	30,497

NET ASSETS	$110,244,948

NET ASSETS CONSIST OF:
Paid-in capital	$85,737,569
Undistributed net investment income	7,029
Accumulated net realized gain on investments	(199,430)
Net unrealized appreciation on investments	24,699,780

NET ASSETS	$110,244,948

INVESTMENTS, AT COST	$85,575,665

PRICING OF SHARES
Net Assets	$110,244,948
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,200,000
Net Asset Value, offering and redemption price per share	$50.11

See Notes to Financial Statements.

9	ALPS Equal Sector Weight ETF | www.alpsfunds.com

ALPS Equal Sector Weight ETF	Statement of Operations
For the Year Ended November 30, 2013

INVESTMENT INCOME:
Dividends	$2,038,178

Total investment income	2,038,178

EXPENSES:
Investment adviser fees	352,010

Total expenses before reimbursement	352,010

Less fees waived/reimbursed by investment adviser	(28,537)

NET EXPENSES	323,473

NET INVESTMENT INCOME	1,714,705

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	3,556,274
Net change in unrealized appreciation on investments	17,868,704

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	21,424,978

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,139,683

See Notes to Financial Statements.

Annual Report | November 30, 2013	10

ALPS Equal Sector Weight ETF	Statements of Changes in Net Assets

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
OPERATIONS:
Net investment income	$1,714,705	$1,365,947
Net realized gain on investments	3,556,274	3,927,820
Net change in unrealized appreciation on investments	17,868,704	4,202,695
Net increase in net assets resulting from operations	23,139,683	9,496,462

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,707,676)	(1,375,473)
From tax return of capital	–	(41,418)
Total distributions	(1,707,676)	(1,416,891)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	31,053,389	30,174,030
Cost of shares redeemed	(17,832,225)	(24,753,246)
Net increase from share transactions	13,221,164	5,420,784
Net increase in net assets	34,653,171	13,500,355

NET ASSETS:
Beginning of year	75,591,777	62,091,422
End of year*	$110,244,948	$75,591,777

* Including undistributed net investment income of:	$7,029	$–

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,900,000	1,750,000
Shares sold	700,000	800,000
Shares redeemed	(400,000)	(650,000)
Shares outstanding, end of year	2,200,000	1,900,000

See Notes to Financial Statements.

11	ALPS Equal Sector Weight ETF | www.alpsfunds.com

ALPS Equal Sector Weight ETF

For the Year Ended November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$39.79

INCOME FROM OPERATIONS:

Net investment income	0.81 (b)
Net realized and unrealized gain	10.35

Total from investment operations	11.16

DISTRIBUTIONS:

From net investment income	(0.84)
From net realized gains	–
From tax return of capital	–

Total distributions	(0.84)

NET INCREASE IN NET ASSET VALUE	10.32

NET ASSET VALUE, END OF PERIOD	$50.11

TOTAL RETURN(c)	28.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$110,245

RATIOS TO AVERAGE NET ASSETS:
Expenses excluding reimbursement/waiver	0.37%
Expenses including reimbursement/waiver	0.34%
Net investment income excluding reimbursement/waiver	1.77%
Net investment income including reimbursement/waiver	1.80%
PORTFOLIO TURNOVER RATE(e)	2%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Based on average shares outstanding during the period.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

Annual Report | November 30, 2013	12

Financial Highlights
For a Share Outstanding Throughout the Periods Presented

For the Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011(a)		For the Year Ended December 31, 2010	For the Period July 7, 2009 (Inception) to December 31, 2009
$35.48	$35.34		$31.13	$25.04

0.69 (b)	0.41	(b)	0.68 (b)	0.31
4.35	0.18		4.14	6.10

5.04	0.59		4.82	6.41

(0.71)	(0.45)		(0.61)	(0.31)
–	–		–	(0.01)
(0.02)	–		–	–

(0.73)	(0.45)		(0.61)	(0.32)

4.31	0.14		4.21	6.09

$39.79	$35.48		$35.34	$31.13

14.35%	1.67%		15.67%	25.60%

$75,592	$62,091		$53,012	$14,008

0.37%	0.37	%(d)	0.37%	0.37	%(d)
0.34%	0.34	%(d)	0.34%	0.34	%(d)

1.76%	1.22	%(d)	2.11%	2.57	%(d)

1.79%	1.25	%(d)	2.14%	2.60	%(d)
4%	4%		7%	4%

13	ALPS Equal Sector Weight ETF | www.alpsfunds.com

ALPS Equal Sector Weight ETF	Notes to Financial Statements
November 30, 2013

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2013, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”), which commenced on July 7, 2009. The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Bank of America Securities-Merrill Lynch Equal Sector Weight Index.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the

Annual Report | November 30, 2013	14

ALPS Equal Sector Weight ETF	Notes to Financial Statements
November 30, 2013

Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

C. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

D. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2013, permanent book and tax differences resulting primarily from in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$ –	$(3,547,988)	$3,547,988

Net investment income and net realized gain, as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

15	ALPS Equal Sector Weight ETF | www.alpsfunds.com

ALPS Equal Sector Weight ETF	Notes to Financial Statements
November 30, 2013

At November 30, 2013, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

Short-Term	Long-Term
$ 1,561	$ 28,345

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

	Year Ended November 30, 2013	Year Ended November 30, 2012
Distributions paid from:
Ordinary Income	$1,707,676	$1,375,473
Return of Capital	$–	$41,418
Total	$1,707,676	$1,416,891

As of November 30, 2013, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed Net Investment Income	$7,029
Accumulated Capital Losses	(29,906)
Net Unrealized Appreciation on Investments	24,530,256
Total	$24,507,379

As of November 30, 2013, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Cost of investments for income tax purposes	$85,745,189

Gross Appreciation (excess of value over tax cost)	$24,530,256
Gross Depreciation (tax cost over value)	–
Net Unrealized Appreciation	$24,530,256

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

E. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns

Annual Report | November 30, 2013	16

ALPS Equal Sector Weight ETF	Notes to Financial Statements
November 30, 2013

to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

F. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

17	ALPS Equal Sector Weight ETF | www.alpsfunds.com

ALPS Equal Sector Weight ETF	Notes to Financial Statements
November 30, 2013

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of inputs used to value the Fund’s investments at November 30, 2013:

Investments in Securities at Value*	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$ 110,140,083	$ –	$ –	$110,140,083
Short Term Investments	135,362	–	–	135,362
TOTAL	$ 110,275,445	$ –	$ –	$110,275,445

*	For detailed descriptions of the sectors, see the accompanying Statement of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. INVESTMENT ADVISORY FEE AND OTHER

    AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets. ALPS Portfolio Solutions Distributor, Inc. (“APSD”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Investment Adviser will reimburse the Fund an amount equal to the distribution fee received by APSD

Annual Report | November 30, 2013	18

ALPS Equal Sector Weight ETF	Notes to Financial Statements
November 30, 2013

from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as APSD acts as the distributor to the Fund and the Underlying Sector ETFs. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, or any of its affiliates (“Independent Trustees”) is paid a quarterly retainer of $5,000, $3,750 for each regularly scheduled Board meeting attended and $1,500 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2013, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Purchases	Sales
$ 4,197,608	$ 2,254,427

For the year ended November 30, 2013, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$ 24,449,701	$ 13,266,510

Gains on in-kind transactions are generally not considered taxable gains for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

19	ALPS Equal Sector Weight ETF | www.alpsfunds.com

ALPS Equal Sector Weight ETF	Notes to Financial Statements
November 30, 2013

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

Annual Report | November 30, 2013	20

ALPS Equal Sector Weight ETF	Additional Information
November 30, 2013 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www. sec.gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

TAX DESIGNATIONS

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2012:

Qualified Dividend Income:	100.00%
Dividend Received Deduction:	100.00%

In early 2013, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2012 via Form 1099. The Fund will notify shareholders in early 2014 of amounts paid to them by the Funds, if any, during the calendar year 2013.

21	ALPS Equal Sector Weight ETF | www.alpsfunds.com

Board Considerations Regarding Approval of Investment Advisory Agreement
November 30, 2013 (Unaudited)

At an in-person meeting held on June 10, 2013, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the ALPS Equal Sector Weight ETF (“EQL”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for EQL, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s materials regarding consideration of renewal of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to Trust to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the functions performed by the Adviser, information describing the Adviser’s organization, the background and experience of the persons responsible for the day-to-day management of EQL and financial information regarding the Adviser. The Board reviewed information on the performance of EQL and the performance of its benchmark index, and evaluated the correlation and tracking error between the underlying index and EQL’s performance. Based on its review, the Board found that the nature and extent of services provided to EQL under the Advisory Agreement were appropriate and that the quality was satisfactory.

The Independent Trustees noted the services provided by the Adviser for the annual advisory fee of 0.37% of EQL’s average daily net assets. The Independent Trustees noted that the advisory fees for EQL were unitary fees pursuant to which the Adviser assumes all expenses of EQL (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Independent Trustees also noted that ALPS Distributors, Inc. (“ADI”), an affiliate of ALPS Portfolio Solutions Distributor, Inc. (“APSD”), the Trust’s principal underwriter, serves as the distributor to the Underlying Sector ETFs, as that term is defined in EQL’s prospectus, and in such capacity receives a distribution fee from the Underlying Sector ETFs. The Independent Trustees noted that the Adviser has agreed to reimburse EQL an amount equal to the distribution fee received by ADI from the Underlying Sector ETFs attributable to EQL’s investment in the Underlying Sector ETFs, for so long as for so long as APSD acts as distributor to EQL or ADI, or an affiliate, acts as distributor to the Underlying Sector ETFs.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of EQL with other funds’ cost and expense structures, as well as comparisons of EQL’s performance with the performance during similar periods of members of an

Annual Report | November 30, 2013	22

Board Considerations Regarding Approval of Investment Advisory Agreement
November 30, 2013 (Unaudited)

objectively identified peer group and related matters. The Independent Trustees noted that the advisory fee rate for EQL was higher than others in its Lipper peer group. In evaluating the comparative data, the Independent Trustees took into account, among other things, the Advisers view that, due to the differences between EQL and other funds in its Lipper peer group, the comparative data was of limited utility. The Independent Trustees also considered information provided by the Adviser about the costs and profitability of the Adviser in respect of EQL. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for EQL was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with EQL and concluded that the advisory fee was reasonable taking into account any such benefits. The Independent Trustees noted the relatively small size of EQL and considered whether there have been economies of scale with respect to management of EQL, whether EQL has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to ELQ’s assets and any economies of scale that may exist. The Independent Trustees concluded that the Adviser was not realizing any economies of scale.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of EQL and its shareholders. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services performed, the fees paid by certain other funds, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

23	ALPS Equal Sector Weight ETF | www.alpsfunds.com

ALPS Equal Sector Weight ETF	Trustees & Officers
November 30, 2013 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co- Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Manage- ment Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	41	Mr. Deems is a Trustee of Financial Investors Trust (30 funds); ALPS Variable Investment Trust (7 funds); and Reaves Utility Income Fund.

Annual Report | November 30, 2013	24

ALPS Equal Sector Weight ETF	Trustees & Officers
November 30, 2013 (Unaudited)

INDEPENDENT TRUSTEES Continued

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Committee, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Urban Land Conservancy (a not-for-profit organization), 2004 – present; Director, National Western Stock Show (not-for-profit organization).

				22	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

25	ALPS Equal Sector Weight ETF | www.alpsfunds.com

ALPS Equal Sector Weight ETF	Trustees & Officers
November 30, 2013 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Varfiable Investment Trust (7 funds) and Princial Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services

Annual Report | November 30, 2013	26

ALPS Equal Sector Weight ETF	Trustees & Officers
November 30, 2013 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of AAI, ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson has served as Secretary of the Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Ms. Nelson received her Bachelor of Arts in Political Science, magna cum laude, from the University of New Hampshire and Juris Doctorate from the University of Denver.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Senior Paralegal. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

27	ALPS Equal Sector Weight ETF | www.alpsfunds.com

ANNUAL REPORT | November 30, 2013

ALPS EQUAL Sector Weight ETF

An ALPS Advisors Solution

November 30, 2013

JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND

# annual REPORT

CRB-EQ
THOMSON REUTERS | JEFFERIES

THE FIRST NAME
IN COMMODITY EQUITIES

*An ALPS Advisors Solution*

table of

CONTENTS

Performance Overview	2

Disclosure of Fund Expenses	3

Report of Independent Registered Public Accounting Firm	4

Schedule of Investments	5

Statement of Assets & Liabilities	8

Statement of Operations	9

Statements of Changes In Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

Additional Information	17

Board Considerations Regarding Approval of Investment Advisory Agreement	18

Trustees & Officers	19

www.alpsfunds.com	1

PERFORMANCE OVERVIEW
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND | November 30, 2013 (Unaudited)

The Jefferies | TR/J CRB Global commodity equity index fund is an exchange Traded fund (“ETF”), which provides exposure to the equity securities of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The ETF seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies CRB in-The-Ground Global Commodity Equity Index.

For the year ended November 30, 2013, the ETF’s market price decreased 0.57% and its net asset value (“NAV”) decreased 0.78%. over the same time period the ETF’s benchmark was up 0.05%.

TOP 10 HOLDINGS^ (% of Total Investments)

Monsanto Co.	8.0%
Exxon Mobil Corp.	5.2%
Syngenta AG	4.8%
Deere & Co.	4.3%
Potash Corp. of Saskatchewan, Inc.	3.6%
Archer-Daniels-Midland Co.	3.4%
Chevron Corp.	3.0%
Uralkali, GDR	2.0%
Rio Tinto Plc	1.9%
BP Plc	1.9%
Total % of Top 10 Holdings	38.1%

^   Future holdings are subject to change

COUNTRY ALLOCATION (% of Total Investments)

United States	43.4%
Canada	12.5%
United Kingdom	7.4%
Russia	6.7%
Switzerland	5.1%
Brazil	2.7%
Netherlands	1.9%
Australia	1.6%
France	1.6%
Japan	1.5%
Other	15.6%

AVERAGE ANNUAL TOTAL RETURN as of 11.30.13

	1 Year	3 Year	Since Inception* Annualized
Jefferies TR/J CRB Global Commodity Equity Index Fund
NAV	-0.78%	0.06%	3.32%
Market Price**	-0.57%	0.05%	3.15%
Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index	0.05%	0.75%	4.09%
S&P GSCI Commodity Index	-3.71%	1.59%	2.69%
S&P 500® Index	30.30%	17.73%	15.74%

Total Expense Ratio (per the current prospectus) 0.65%

*    The Fund commenced Investment Operations on September 18, 2009 with an Inception Date, the first day of trading on the Exchange, of       September 21, 2009.

**  Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if      shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit WWW.ALPSFUNDS.COM.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index: measures the performance of equity securities of companies engaged in the production and distribution of certain commodities and commodity-related products. S&P GSCI Commodity Index: A composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. S&P 500® Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Index return does not represent fund return. An investor can not invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 11.30.13

Comparison of Change in Value of a hypothetical $10,000 investment in the Jefferies | TR/J CRB Global Commodity Equity Index Fund.

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2	Annual Report	November 30, 2013

DISCLOSURE OF FUND EXPENSES
For the Year Ended November 30, 2013 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2013.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 06/01/13	Ending Account Value 11/30/13	Expense Ratio(a)	Expenses Paid During the Period 06/01/13 - 11/30/13(b)
Jefferies | TR/J CRB Global Commodity Equity Index Fund
Actual	$1,000.00	$1,012.10	0.65%	$3.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	The Fund’s expense ratio has been based on the Fund’s most recent fiscal half-year expenses.

(b)	The example in the table above is equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

www.alpsfunds.com	3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jefferies | TR/J Global CRB Global Commodity Equity Index Fund, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jefferies | TR/J Global CRB Global Commodity Equity Index Fund of the ALPS ETF Trust as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2014

4	Annual Report	November 30, 2013

SCHEDULE OF INVESTMENTS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND | November 30, 2013

Security Description	Shares	Value
COMMON STOCKS (99.48%)
Australia (1.59%)
Fortescue Metals Group, Ltd.	27,312	$141,209
Iluka Resources, Ltd.	7,300	58,275
Incitec Pivot, Ltd.	133,418	314,539
Newcrest Mining, Ltd.	31,771	222,392
Nufarm, Ltd.	18,390	81,856
Woodside Petroleum, Ltd.	5,032	171,306

		989,577

Bermuda (1.50%)
Bunge, Ltd.	11,300	905,356
Sinofert Holdings, Ltd.	158,000	27,106

		932,462

Brazil (2.72%)
Companhia Siderurgica Nacional SA, ADR	26,893	140,382
Gerdau SA, ADR	21,097	163,291
Petroleo Brasileiro SA, ADR	29,328	467,488
Vale SA, ADR	60,042	919,843

		1,691,004

Canada (12.47%)
Agnico-Eagle Mines, Ltd.	7,264	198,050
Agrium, Inc.	12,057	1,084,909
Barrick Gold Corp.	41,822	693,130
Canadian Natural Resources, Ltd.	8,187	266,441
Detour Gold Corp.*	5,731	22,276
Eldorado Gold Corp.	29,693	178,289
EnCana Corp.	6,122	117,076
First Quantum Minerals, Ltd.	10,739	179,093
Goldcorp, Inc.	33,951	755,674
IAMGOLD Corp.	15,535	67,985
Kinross Gold Corp.	47,886	224,885
New Gold, Inc.*	20,442	106,005
Osisko Mining Corp.*	18,154	73,979
Pan American Silver Corp.	6,200	66,169
Potash Corp. of Saskatchewan, Inc.	70,691	2,214,104
Silver Wheaton Corp.	14,813	309,211
Suncor Energy, Inc.	11,864	406,651
Teck Resources, Ltd., Class B	8,514	204,887
TransCanada Corp.	5,584	246,210
Turquoise Hill Resources, Ltd.*	15,616	63,784
Yamana Gold, Inc.	31,468	282,236

		7,761,044

Cayman Islands (0.00%)(a)
Chaoda Modern Agriculture Holdings, Ltd.*	348,000	449

Chile (1.17%)
Enersis SA	20,030	482,011
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	9,919	248,074

		730,085

Security Description	Shares	Value
China (1.02%)
China BlueChemical, Ltd., Class H	126,000	$85,489
China Petroleum & Chemical Corp., Class H	188,137	161,623
China Shenhua Energy Co., Ltd., Class H	28,216	95,721
Jiangxi Copper Co., Ltd., Class H	22,000	42,680
PetroChina Co., Ltd., Class H	162,119	191,761
Zijin Mining Group Co., Ltd., Class H	251,000	58,278

		635,552

France (1.57%)
Total SA	16,097	975,413

Germany (0.92%)
K+S AG	14,163	396,250
ThyssenKrupp AG*	6,808	178,216

		574,466

Hong Kong (0.54%)
China Agri-Industries Holdings, Ltd.	158,000	80,706
CNOOC, Ltd.	125,987	258,067

		338,773

India (0.81%)
Reliance Industries, Ltd., Sponsored GDR(b)	12,696	347,109
Sesa Sterlite, Ltd.	13,638	157,519

		504,628

Israel (0.72%)
Israel Chemicals, Ltd.	35,169	299,765
The Israel Corp., Ltd.*	288	148,089

		447,854

Japan (1.54%)
INPEX Corp.	6,600	76,537
JFE Holdings, Inc.	9,300	208,977
Kobe Steel, Ltd.*	45,000	77,310
Nippon Steel & Sumitomo Metal Corp.	146,000	473,151
Sumitomo Metal Mining Co., Ltd.	9,000	119,742

		955,717

Jersey (1.06%)
Glencore International Plc	66,562	337,477
Polymetal International Plc	6,924	60,445
Randgold Resources, Ltd.	3,654	259,851

		657,773

Luxembourg (0.50%)
ArcelorMittal New York Registered Shares	18,056	311,099

www.alpsfunds.com	5

SCHEDULE OF INVESTMENTS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND | November 30, 2013

Security Description	Shares	Value
Malaysia (1.44%)
Genting Plantations BHD	15,900	$54,266
IOI Corp., BHD	230,600	403,532
Kuala Lumpur Kepong BHD	32,320	246,687
PPB Group BHD	41,100	189,496

		893,981

Mauritius (0.39%)
Golden Agri-Resources, Ltd.	527,000	241,483

Mexico (0.54%)
Grupo Mexico SAB de CV, Series B	68,884	202,481
Industrias Penoles SAB de CV	5,299	134,479

		336,960

Netherlands (1.90%)
Nutreco NV	5,540	265,957
Schlumberger, Ltd.	10,377	917,534

		1,183,491

Norway (1.03%)
Norsk Hydro ASA	14,596	62,369
Yara International ASA	13,190	575,448

		637,817

Peru (0.22%)
Companhia de Minas Buenaventura SA, ADR	11,563	136,443

Russia (6.67%)
Gazprom OAO, ADR	93,437	806,361
LUKOIL OAO, Sponsored ADR	6,716	416,392
Mechel Steel Group, Sponsored ADR*	7,639	16,042
MMC Norilsk Nickel JSC, ADR	29,158	439,703
NovaTek OAO, Sponsored GDR(c)	2,401	315,731
Phosagro OAO, GDR(c)	31,887	313,290
Rosneft Oil Co., GDR(c)	83,592	600,191
Severstal OAO, GDR(c)	3,230	29,555
Uralkali, GDR(c)	48,183	1,212,284

		4,149,549

Singapore (0.95%)
Olam International, Ltd.	117,000	143,587
Wilmar International, Ltd.	159,000	446,013

		589,600

South Africa (1.33%)
Anglo Platinum, Ltd.*	2,064	81,642
AngloGold Ashanti, Ltd., Sponsored ADR	16,118	219,044
Gold Fields, Ltd.	27,237	108,860
Harmony Gold Mining Co., Ltd.	6,433	18,614
Impala Platinum Holdings, Ltd.	17,976	208,639
Kumba Iron Ore, Ltd.	631	24,643

Security Description	Shares	Value
South Africa continued
Sasol, Ltd.	3,334	$164,961

		826,403

South Korea (0.64%)
POSCO	1,289	398,892

Spain (0.33%)
Repsol YPF SA	7,749	203,533

Switzerland (5.05%)
Syngenta AG	7,653	3,005,812
Transocean, Ltd.	2,659	133,960

		3,139,772

Taiwan (0.47%)
China Steel Corp.	196,638	169,103
Taiwan Fertilizer Co., Ltd.	52,400	122,174

		291,277

United Kingdom (7.36%)
Anglo American Plc	22,569	498,185
Antofagasta Plc	6,378	82,865
BG Group Plc	25,517	521,296
BP Plc	148,469	1,170,979
Lonmin Plc*	17,652	90,379
Rio Tinto Plc	22,649	1,208,740
Royal Dutch Shell Plc, Class A	30,174	1,009,640

		4,582,084

United States (43.03%)
AGCO Corp.	7,426	432,787
Alcoa, Inc.	19,717	189,480
Allegheny Technologies, Inc.	2,059	68,400
Allied Nevada Gold Corp.*	4,114	13,659
American Vanguard Corp.	2,032	58,379
Anadarko Petroleum Corp.	3,950	350,839
Apache Corp.	3,047	278,770
Archer-Daniels-Midland Co.	52,866	2,127,857
Baker Hughes, Inc.	3,505	199,645
Blount International, Inc.*	37,150	1,130,068
Cabot Oil & Gas Corp.	3,174	109,344
Cameron International Corp.*	1,810	100,256
CF Industries Holdings, Inc.	4,684	1,018,208
Chesapeake Energy Corp.	4,657	125,134
Chevron Corp.	15,197	1,860,721
Clear Channel Outdoor Holdings, Inc.	7,300	147,986
Cliffs Natural Resources, Inc.	2,808	70,228
Coeur Mining, Inc.*	4,192	46,196
ConocoPhillips	9,588	698,006
Deere & Co.	31,355	2,641,345
Devon Energy Corp.	3,011	182,527
Ensco Plc, Class A	1,822	107,644
EOG Resources, Inc.	2,157	355,905
Exxon Mobil Corp.	34,635	3,237,680

6	Annual Report	November 30, 2013

SCHEDULE OF INVESTMENTS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND | November 30, 2013

Security Description	Shares	Value
United States continued
Freeport-McMoRan Copper & Gold, Inc.	18,860	$654,253
Halliburton Co.	6,781	357,223
Hecla Mining Co.	14,276	42,114
Hess Corp.	2,277	184,733
Ingredion, Inc.	6,328	437,644
Intrepid Potash, Inc.	4,423	68,335
Kinder Morgan, Inc.	5,218	185,448
Marathon Oil Corp.	5,574	200,887
Monsanto Co.	43,579	4,938,808
The Mosaic Co.	22,699	1,087,282
National Oilwell Varco, Inc.	3,383	275,715
Newmont Mining Corp.	20,585	511,126
Noble Energy, Inc.	2,802	196,812
Nucor Corp.	5,805	296,403
Occidental Petroleum Corp.	6,318	599,957
Pioneer Natural Resources Co.	1,096	194,814
Royal Gold, Inc.	2,642	119,128
Seaboard Corp.	23	64,975
Southern Copper Corp.	2,846	71,435
Southwestern Energy Co.*	2,831	109,446
Spectra Energy Corp.	5,231	175,500
United States Steel Corp.	2,637	70,698
Valero Energy Corp.	4,225	193,167
The Williams Co., Inc.	5,361	188,814

		26,775,781

TOTAL COMMON STOCKS (Cost $71,028,991)		61,892,962

7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.29%)
Dreyfus Treasury Prime Cash Management, Institutional Class 0.000%(d)	182,119	182,119

TOTAL SHORT TERM INVESTMENTS (Cost $182,119)		182,119

TOTAL INVESTMENTS (99.77%) (Cost $71,211,110)		62,075,081

NET OTHER ASSETS AND LIABILITIES (0.23%)		141,549

NET ASSETS (100.00%)		$62,216,630

*	Non-income producing security.
(a)	Less than 0.005% of Net Assets.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the market value of this security restricted under Rule 144A was $347,109, representing 0.56% of the Fund’s net assets.

(c)

These securities initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. At the period end, the aggregate market values of these securities were $2,471,051, representing 3.97% of the Fund’s net assets.

(d)	Less than 0.0005%.

Common Abbreviations:

ADR -	American Depositary Receipt.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA -	Allmennaksjeselskap is the Norwegian term for public limited company.
BHD -	Berhad (in Malaysia; equivalent to Public Limited Company).
GDR -	Global Depository Receipt.
JSC -	Joint Stock Company.
Ltd. -	Limited.
NV -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OAO -	Otkytoe Aktsionernoe Obshchestvo (open Joint Stock Corporation) is a Russian term for a stock-based corporation.
Plc -	Public Limited Company.
SA -	Generally designated corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

See Notes to Financial Statements.

www.alpsfunds.com	7

STATEMENT OF ASSETS & LIABILITIES
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND | November 30, 2013

ASSETS:
Investments, at value	$62,075,081
Foreign currency, at value (Cost $15,663)	15,593
Foreign tax reclaims	49,352
Dividends receivable	115,271
Total Assets	62,255,297

LIABILITIES:
Payable for investments purchased	4,682
Payable to adviser	33,505
Overdraft payable	480
Total Liabilities	38,667
NET ASSETS	$62,216,630

NET ASSETS CONSIST OF:
Paid-in capital	$78,522,096
Undistributed net investment income	157,616
Accumulated net realized loss on investments and foreign currency transactions	(7,329,905)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(9,133,177)
NET ASSETS	$62,216,630

INVESTMENTS, AT COST	$71,211,110

PRICING OF SHARES
Net Assets	$62,216,630
Shares of beneficial interest outstanding (Unlimited number of shares, par value $0.01 per share)	1,450,020
Net Asset Value, offering and redemption price per share	$42.91

See Notes to Financial Statements.

8	Annual Report	November 30, 2013

STATEMENT OF OPERATIONS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND

For the Year Ended November 30, 2013
INVESTMENT INCOME:
Dividends(a)	$1,738,018
Total Investment Income	1,738,018

EXPENSES:
Investment adviser fee	449,391
Total Expenses	449,391
NET INVESTMENT INCOME	1,288,627

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(1,609,199)
Net realized loss on foreign currency transactions	(7,832)
Net change in unrealized depreciation on investments	(54,768)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	998

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,670,801)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(382,174)

(a)	Net of foreign tax withholdings of $131,142.

See Notes to Financial Statements.

www.alpsfunds.com	9

STATEMENTS OF CHANGES IN NET ASSETS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
OPERATIONS:
Net investment income	$1,288,627	$1,339,773
Net realized loss on investments and foreign currency transactions	(1,617,031)	(1,686,119)
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(53,770)	(397,803)
Net decrease in net assets resulting from operations	(382,174)	(744,149)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,333,070)	(1,276,823)
Total distributions	(1,333,070)	(1,276,823)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	9,514,413
Cost of shares redeemed	(13,267,466)	(21,833,445)
Net decrease from share transactions	(13,267,466)	(12,319,032)
Net decrease in net assets	(14,982,710)	(14,340,004)

NET ASSETS:
Beginning of year	77,199,340	91,539,344
End of year *	$62,216,630	$77,199,340

*Including undistributed net investment income of:	$157,616	$250,841

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,750,020	2,050,017
Shares sold	0	200,003
Shares redeemed	(300,000)	(500,000)
Shares outstanding, end of year	1,450,020	1,750,020

See Notes to Financial Statements.

10	Annual Report	November 30, 2013

FINANCIAL HIGHLIGHTS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011(a)		For the Year Ended December 31, 2010	For the Period Ended September 21, 2009 (inception) through December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$44.11	$44.65	$49.33		$42.82	$39.74

INCOME/(LOSS) FROM INVESTMENTOPERATIONS:
Net investment income	0.81 (b)	0.71 (b)	0.58	(b)	0.46 (b)	0.12
Net realized and unrealized gain/(loss)	(1.17)	(0.57)	(4.78)		6.54	3.08
Total from investment operations	(0.36)	0.14	(4.20)		7.00	3.20

DISTRIBUTIONS:
From net investment income	(0.84)	(0.68)	(0.48)		(0.49)	(0.12)
Total distributions	(0.84)	(0.68)	(0.48)		(0.49)	(0.12)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.20)	(0.54)	(4.68)		6.51	3.08
NET ASSET VALUE, END OF YEAR	$42.91	$44.11	$44.65		$49.33	$42.82

TOTAL RETURN(c)	(0.78)%	0.35%	(8.56)%		16.60%	8.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$62,217	$77,199	$91,539		$111,001	$70,658
RATIOS TO AVERAGE NET ASSETS
Expenses	0.65%	0.65%	0.65	%(d)	0.65%	0.65	%(d)
Net investment income	1.86%	1.61%	1.29	%(d)	1.09%	1.53	%(d)
PORTFOLIO TURNOVER RATE(e)	20%	13%	10%		18%	7%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Based on average shares outstanding during the period.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions. .

See Notes to Financial Statements.

www.alpsfunds.com	11

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2013, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Jefferies | TR/J CRB Global Commodity Equity Index Fund (the “Fund”). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the price and yield of the Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

12	Annual Report	November 30, 2013

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

E. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

F. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP . Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2013, permanent book and tax differences resulting primarily from differing treatment of foreign currency and in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$(48,782)	$(927,195)	$975,977

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

At November 30, 2013, the Fund had available for tax purposes unused pre-enactment capital loss carryforwards as follows:

Expiring November 30, 2018
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$ 734,357

At November 30, 2013, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

	Short-Term	Long-Term
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$ 1,671,009	$ 4,489,109

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

www.alpsfunds.com	13

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

The tax character of the distributions paid was as follows:

	Year Ended November 30, 2013 Distributions paid from: Ordinary Income	Year Ended November 30, 2012 Distributions paid from: Ordinary Income
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$1,333,070	$1,276,823

As of November 30, 2013, the components of distributable earnings on a tax basis for the Fund were as follows:

Jefferies | TR/J CRB Global Commodity Equity Index Fund
Undistributed net investment income	$163,603
Accumulated capital losses	(6,894,475)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(9,574,594)

Total	$(16,305,466)

As of November 30, 2013, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Jefferies | TR/J CRB Global Commodity Equity Index Fund
Cost of investments for income tax purposes	$71,652,527

Gross Appreciation (excess of value over tax cost)	$5,897,167
Gross Depreciation (excess of tax cost over value)	(15,474,613)
Net unrealized appreciation of foreign currency	2,852

Net Unrealized Depreciation	$(9,574,594)

The differences between book-basis and tax-basis are due to the deferral of losses from wash sales and Passive Foreign Investment Company (“PFIC”) adjustments.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

H. Fair Value Measurements

The Fund discloses the classification of fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

14	Annual Report	November 30, 2013

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds investments at November 30, 2013:

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Cayman Islands	$–	$449	$–	$449
Other	61,892,513	–	–	61,892,513
Short Term Investments	182,119	–	–	182,119

TOTAL	$62,074,632	$449	$–	$62,075,081

*	For detailed country descriptions, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the fiscal year. For the year ended November 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

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NOTES TO FINANCIAL STATEMENTS
November 30, 2013

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $5,000, $3,750 for each regularly scheduled Board meeting attended and $1,500 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2013, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$ 13,853,144	$ 14,254,171

For the year ended November 30, 2013, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$ 0	$ 12,885,785

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

16	Annual Report	November 30, 2013

ADDITIONAL INFORMATION
November 30, 2013 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

TAX DESIGNATIONS

Pursuant to Section 853(c) of the Internal Revenue Code, the Fund designates the following:

	Foreign Taxes Paid	Foreign Source Income
Jefferies TR/J CRB Global Commodity Equity Index Fund	$120,533	$1,261,879

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2012:

	Qualified Dividend Income	Qualified Received Deduction
Jefferies TR/J CRB Global Commodity Equity Index Fund	100.00%	48.49%

In early 2013, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2012 via Form 1099. The Fund will notify shareholders in early 2014 of amounts paid to them by the Funds, if any, during the calendar year 2013.

www.alpsfunds.com	17

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT
November 30, 2013 (Unaudited)

At an in-person meeting held on June 10, 2013, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund (“CRBQ”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for CRBQ, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s materials regarding consideration of renewal of the Advisory Agreement. The Independent Trustees noted that include in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the functions performed by the Adviser, information describing the Adviser’s organization, the background and experience of the persons responsible for the day-to-day management of CRBQ and financial information regarding the Adviser. The Board reviewed information on the performance of CRBQ and the performance of its benchmark index, and evaluated the correlation and tracking error between the underlying index and CRBQ’s performance. Based on its review, the Board found that the nature and extent of services provided to CRBQ under the Advisory Agreement were appropriate and that the quality was satisfactory.

The Independent Trustees noted the services provided by the Adviser for the annual advisory fee of 0.65% of CRBQ’s average daily net assets. The Independent Trustees noted that the advisory fees for CRBQ were unitary fees pursuant to which the Adviser assumes all expenses of CRBQ (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained comparisons of cost and expense structures of CRBQ with other funds’ cost and expense structures, as well as comparisons of CRBQ’s performance with the performance during similar periods of members of a peer group identified pursuant to Lipper’s methodology. The Independent Trustees noted that the advisory fee rate for CRBQ was higher than others in its Lipper peer group but that CRBQ’s total expense ratio was only slightly higher than the peer group median. The Independent Trustees also considered information provided by the Adviser about the costs and profitability of the Adviser in respect of CRBQ. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for CRBQ was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with CRBQ and concluded that the advisory fee was reasonable taking into account any such benefits. The Independent Trustees noted the relatively small size of CRBQ and considered whether there have been economies of scale with respect to management of CRBQ, whether CRBQ has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to CRBQ’s assets and any economies of scale that may exist. The Independent Trustees concluded that the Adviser was not realizing any economies of scale.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of CRBQ and its shareholders. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services performed, the fees paid by certain other funds, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

18	Annual Report	November 30, 2013

TRUSTEES & OFFICERS
November 30, 2013 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Committee, Bow River Capital Partners (private equity management), 2003 – present; Advisor, Pauls Corporation (real estate investment management and development), 2008 – present; Chairman, Ross Consulting Group (real estate consulting services) 1983 – 2013; Advisory Board, Neenan Company (construction services) 2002 – present; Board Member, Urban Land Conservancy (a not- for-profit organization), 2004 – present; Director, National Western Stock Show (not-for-profit organization).

				22	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

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TRUSTEES & OFFICERS
November 30, 2013 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (7 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20	Annual Report	November 30, 2013

TRUSTEES & OFFICERS
November 30, 2013 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of AAI, ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson has served as Secretary of the Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Ms. Nelson received her Bachelor of Arts in Political Science, magna cum laude, from the University of New Hampshire and Juris Doctorate from the University of Denver.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Senior Paralegal. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

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November 30, 2013

annual REPORT

AMLP | Alerian MLP ETF

ENFR | Alerian Energy Infrastructure ETF

An ALPS Advisors Solution

Alerian

Alerian Exchange Traded Funds	Table of Contents

1
Annual | November 30, 2013

Alerian MLP ETF	Performance Overview
November 30, 2013 (Unaudited)

Fund Description

The Alerian MLP ETF (the “Fund”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol AMLP. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index.

The Index is a rules based, modified capitalization weighted, float-adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Index is comprised of 25 energy infrastructure MLPs that earn a majority of their cash flow from the transportation and storage of energy commodities.

Performance Overview

During the twelve month period from November 30, 2012 to November 30, 2013, the Alerian MLP Infrastructure Index (AMZI) gained 24.4% on a total return basis. The index yield during this period averaged 5.7%.

During December 2012, indecision surrounding the fiscal cliff and potential tax law changes impacted MLP performance negatively by 3.3%. However, such effects were more than reversed in January when the AMZI gained +12.9% on a total return basis. Since then, MLPs have performed fairly steadily, except for a short period when the Federal Reserve announced in May that it would begin tapering its bond buying program.

Despite macroeconomic factors influencing MLP performance, the underlying distributions of index constituents continued to grow during the past year. Distributions paid to Fund holders increased from $0.256 per share in November 2012 to $0.274 per share by November 2013, representing a 7% year-over-year increase.

In 2013, MLPs announced and put into service several infrastructure assets addressing takeaway needs from various areas experiencing dramatic production growth. In the Marcellus Shale in the Northeast, natural gas pipelines were expanded, connecting lines were built to larger trunklines, and a handful of pipelines transporting natural gas liquids are either under construction or being proposed. In the Bakken Shale in North Dakota, MLPs are at the forefront of the crude-by-rail trend, constructing loading and unloading terminals along major rail lines. Moving crude via rail has allowed producers the flexibility to ship Bakken crude to favorably priced markets across the US including California, the Midwest, and the Gulf Coast.

Further down south in Mont Belvieu, Texas, many MLPs continue to build out fractionation plants and expand pipelines that carry natural gas liquids to petrochemical plants along the Gulf Coast. In addition, MLPs have emerged as the leading operators of liquefied petroleum gas (LPG) export facilities along the Gulf Coast. The oversupply of natural gas liquids domestically plus an increased demand for propane and butane overseas has created favorable opportunities for MLPs to expand and built out additional export docks and ancillary facilities.

2
www.alpsfunds.com | 866.513.5856

Alerian MLP ETF	Performance Overview
November 30, 2013 (Unaudited)

An energy revolution is taking place in the United States through directional drilling and hydraulic fracturing, and recoverable oil and gas reserves are at levels not seen in decades. Industry executives and analysts estimate that the US will be net energy independent sometime in the next 10 years (Source: Internal Energy Agency 2013). The MLP-owned energy infrastructure assets, including pipelines, storage facilities, and processing plants, are the means by which the reserves and production in supply basins make their way to demand centers.

With toll-road business models anchored by inflation-indexed tariff increases and billions of dollars of infrastructure opportunities over the next few decades, we believe MLPs continue to represent a compelling investment opportunity for investors seeking attractive risk-adjusted returns.

Alerian MLP ETF Performance as of November 30, 2013

	1 Year	3 Year	Since Inception Annualized*
NAV	15.16%	10.27%	11.80%
Market Price**	15.09%	10.27%	11.80%
Alerian MLP Infrastructure Index	24.41%	16.92%	19.27%

Total Expense Ratio (per the current prospectus) 4.85%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

*	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the Exchange, of August 25, 2010.

**	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Index is comprised of 25 midstream energy Master Limited Partnerships.

3
Annual | November 30, 2013

Alerian MLP ETF	Performance Overview
November 30, 2013 (Unaudited)

Top 10 Holdings* as of November 30, 2013

Enterprise Products Partners LP	9.7%
Kinder Morgan Energy Partners LP	9.2%
Magellan Midstream Partners LP	7.8%
Energy Transfer Partners LP	7.1%
Plains All American Pipeline LP	6.8%
MarkWest Energy Partners LP	6.6%

ONEOK Partners LP	4.7%
Williams Partners LP	4.7%
Buckeye Partners LP	4.5%
Enbridge Energy Partners LP	4.2%

Percent of Total Investments in Top Ten Holdings	65.3%
* % of Total Investments. Holdings are subject to change.

Growth of $10k as of November 30, 2013

Comparison of Change in Value of $10,000 Investment in Alerian MLP ETF and Alerian MLP Infrastructure Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4
www.alpsfunds.com | 866.513.5856

Alerian Energy Infrastructure ETF	Performance Overview
November 30, 2013 (Unaudited)

Fund Description

The Alerian Energy Infrastructure ETF (NYSE: ENFR) delivers exposure to the Alerian Energy Infrastructure Index (CME: AMEI), a composite of 30 core North American energy infrastructure companies that engage in the transportation, storage, and processing of energy commodities. Index constituents belong to one of five categories US MLP affiliates (30%), energy infrastructure MLPs (25%), Canadian energy infrastructure companies (20%), US energy infrastructure companies (15%), and Canadian MLP affiliates (10%).

Performance Overview

During the period from November 1, 2013 to November 30, 2013, the Alerian Energy Infrastructure Index (AMEI) fell 0.4% on a total return basis and yielded 3.9% on average. Performance of the Fund’s holdings was impacted by overall weakness in the equity markets as well as year-end tax loss selling. Additionally, third quarter results for a number of the index’s constituents fell short of analyst expectations, which also resulted in analysts tempering their estimates for 2014.

That said, index constituents continued to announce additional growth projects and increases to their near term (2014-2015) and long-term (beyond 2015) capital investment programs. Notably, over $3 billion of pipeline projects supporting the Fort Hills oil sands project in Canada were announced. Other announced projects include additional diluent transportation capacity to Canada as well as natural gas liquid (NGL) takeaway pipelines from the Marcellus.

An energy revolution is taking place in North America through directional drilling and hydraulic fracturing, and recoverable oil and gas reserves are at levels not seen in decades. The energy infrastructure assets, including pipelines, storage facilities, and processing plants, owned by the constituents in the Alerian Energy Infrastructure Index are the means by which the reserves and production in supply basins make their way to demand centers.

With toll-road business models anchored by inflation-indexed tariff increases and billions of dollars of infrastructure opportunities over the next few decades, we believe energy infrastructure companies continue to represent a compelling investment opportunity for investors.

5
Annual | November 30, 2013

Alerian Energy Infrastructure ETF	Performance Overview
November 30, 2013 (Unaudited)

Alerian Energy Infrastructure ETF Performance as of November 30, 2013

Since Inception*
NAV	-0.56%
Market Price**	-0.40%
Alerian Energy Infrastructure Index	-0.38%

Total Expense Ratio (per the current prospectus) 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

*	The Fund commenced Investment Operations on November 1, 2013. Total return for a period of less than one year is not annualized.

**	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian Energy Infrastructure Index is comprised of 30 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities.

6
www.alpsfunds.com | 866.513.5856

Alerian Energy Infrastructure ETF	Performance Overview
November 30, 2013 (Unaudited)

Top 10 Holdings* as of November 30, 2013

Crosstex Energy, Inc.	6.6%
SemGroup Corp.	4.7%
Targa Resources Corp.	4.5%
ONEOK, Inc.	4.5%
TransCanada Corp.	4.5%
Enbridge, Inc.	4.4%

Spectra Energy Corp.	4.1%
Kinder Morgan, Inc.	4.0%
The Williams Cos., Inc.	4.0%
Magellan Midstream Partners LP	3.9%

Percent of Total Investments in Top Ten Holdings	45.2%
* % of Total Investments. Holdings are subject to change.

Growth of $10k as of November 30, 2013

Comparison of Change in Value of $10,000 Investment in Alerian Energy Infrastructure ETF and Alerian Energy Infrastructure Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7
Annual | November 30, 2013

Alerian Exchange Traded Funds	Disclosure of Fund Expenses
November 30, 2013 (Unaudited)

Shareholder Expense Example: As a shareholder of the Funds, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held though November 30, 2013.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expense Ratio(a)	Expenses Paid During Period 6/1/13 - 11/30/13(b)
Alerian MLP ETF
Actual	$1,000.00	$1,048.50	0.85%	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
Alerian Energy Infrastructure ETF
Actual(c)	$1,000.00	$994.40	0.65%	$0.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses (excluding current and net deferred tax expenses/benefits and franchise tax expense).
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

(c)	The actual expenses paid during the period is based on the commencement of operations on November 1, 2013.

8
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Alerian Exchange Traded Funds	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alerian MLP ETF and Alerian Energy Infrastructure ETF, two of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented for the Alerian MLP ETF, and the related statements of operations, changes in net assets, and the financial highlights for the period November 1, 2013 (commencement of operations) to November 30, 2013 for the Alerian Energy Infrastructure ETF. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alerian MLP ETF and Alerian Energy Infrastructure ETF of the ALPS ETF Trust as of November 30, 2013, the results of their operations, the changes in their net assets, and the financials highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2014

9
Annual | November 30, 2013

Alerian MLP ETF	Schedule of Investments
November 30, 2013

Security Description	Shares	Value

Master Limited Partnerships Shares (108.79%)
Gathering & Processing (30.73%)
Access Midstream Partners LP	4,431,619	$248,924,039
Atlas Pipeline Partners LP	3,904,048	136,485,518
DCP Midstream Partners LP	3,699,562	178,244,897
MarkWest Energy Partners LP	7,656,526	528,836,251
PVR Partners LP	5,223,356	129,016,893
Regency Energy Partners LP	8,259,180	201,358,808
Targa Resources Partners LP	5,014,034	255,966,436
Western Gas Partners LP	3,326,398	211,825,025
Williams Partners LP	7,366,116	378,544,701

		2,269,202,568

Natural Gas Transportation (32.72%)
Boardwalk Pipeline Partners LP	6,351,359	167,294,796
El Paso Pipeline Partners LP	6,881,378	286,127,697
Energy Transfer Partners LP	10,533,254	570,481,037
Enterprise Products Partners LP	12,384,027	779,822,180
ONEOK Partners LP	7,110,437	380,835,006
Spectra Energy Partners LP	2,484,378	111,697,635
TC Pipelines LP	2,444,660	119,788,340

		2,416,046,691

Petroleum Transportation (45.34%)
Buckeye Partners LP	5,368,667	365,552,536
Enbridge Energy Partners LP	11,225,104	337,763,379
Genesis Energy LP	3,739,495	194,005,001
Kinder Morgan Energy Partners LP	9,057,487	742,442,209
Magellan Midstream Partners LP	10,065,515	625,471,102
NuStar Energy LP	3,522,057	187,901,741
Plains All American Pipeline LP	10,599,985	546,641,227
Sunoco Logistics Partners LP	3,792,371	268,424,019
Tesoro Logistics LP	1,565,126	80,212,708

		3,348,413,922

Total Master Limited Partnerships Shares (Cost $6,221,229,117)		8,033,663,181

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Alerian MLP ETF	Schedule of Investments
November 30, 2013

Security Description	7 Day Yield	Shares	Value

Short Term Investments (0.01%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000%(a)	1,032,779	$1,032,779

Total Short Term Investments (Cost $1,032,779)			1,032,779

Total Investments (108.80%) (Cost $6,222,261,896)			8,034,695,960
Net Liabilities Less Other Assets (-8.80%)			(650,011,347)

Net Assets (100.00%)			$7,384,684,613

(a) Less than 0.00005%. Common Abbreviations: LP - Limited Partnerships.

See Notes to Financial Statements.	11
Annual | November 30, 2013

Alerian MLP ETF	Statement of Assets & Liabilities
November 30, 2013

ASSETS:
Investments, at value	$8,034,695,960
Receivable for securities sold	14,028
Receivable for shares sold	13,983
Income tax receivable	5,547,683
Total Assets	8,040,271,654

LIABILITIES:
Overdraft payable	130,294
Franchise tax payable	828,516
Deferred tax liability	649,588,551
Payable to adviser	5,039,680
Total Liabilities	655,587,041
NET ASSETS	$7,384,684,613

NET ASSETS CONSIST OF:
Paid-in capital	$6,294,024,849
Distributions in excess of net investment loss, net of income taxes	(56,770,164)
Accumulated net realized gain on investments, net of income taxes	7,729,255
Net unrealized appreciation on investments, net of income taxes	1,139,700,673
NET ASSETS	$7,384,684,613

INVESTMENTS, AT COST	$6,222,261,896

PRICING OF SHARES
Net Assets	$7,384,684,613
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	417,561,799
Net Asset Value, offering and redemption price per share	$17.69

            See Notes to Financial Statements.

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Alerian MLP ETF	Statement of Operations
For the Year Ended November 30, 2013

INVESTMENT INCOME:
Distributions from master limited partnerships	$382,134,121
Less return of capital distributions	(382,134,121)
Total Investment Income	–

EXPENSES:
Franchise tax expense	947,740
Investment adviser fee	51,567,615
Total Expenses	52,515,355
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(52,515,355)
Deferred income tax benefit	19,380,288
NET INVESTMENT LOSS	(33,135,067)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments,before income taxes	(21,462,628)
Current income tax expense	(327,042)
Deferred income tax benefit	8,444,231
Net realized loss on investments	(13,345,439)

Net change in unrealized appreciation on investments, before income taxes	1,336,321,384
Deferred income tax expense	(494,589,986)
Net change in unrealized appreciation on investments	841,731,398
NET REALIZED AND UNREALIZED GAIN	828,385,959
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$795,250,892

See Notes to Financial Statements.	13
Annual | November 30, 2013

Alerian MLP ETF	Statements of Changes in Net Assets

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
OPERATIONS:
Net investment loss	$(33,135,067)	$(17,666,906)
Net realized gain/(loss) on investments	(13,345,439)	17,955,611
Net change in unrealized appreciation on investments	841,731,398	216,274,212
Net increase in net assets resulting from operations	795,250,892	216,562,917

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	–	(660,911)
From tax return of capital	(383,931,834)	(209,317,584)
Total distributions	(383,931,834)	(209,978,495)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,828,412,621	2,788,664,270
Issued to shareholders in reinvestment distributions	2,121,281	–
Cost of shares redeemed	(323,983,737)	(41,820,413)
Net increase from share transactions	2,506,550,165	2,746,843,857
Net increase in net assets	2,917,869,223	2,753,428,279

NET ASSETS:
Beginning of year	4,466,815,390	1,713,387,111
End of year*	$7,384,684,613	$4,466,815,390

*Including distributions in excess of net investment loss, net of income taxes of:	$(56,770,164)	$(23,635,097)

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	273,740,266	107,276,019
Shares sold	162,250,000	169,164,247
Distributions reinvested	121,533	–
Shares redeemed	(18,550,000)	(2,700,000)
Shares outstanding, end of year	417,561,799	273,740,266

    See Notes to Financial Statements.

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Intentionally Left Blank

Alerian MLP ETF

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss (b)
Net realized and unrealized gain on investments
Total from investment operations

DISTRIBUTIONS:
From net realized gains
From tax return of capital
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF YEAR

TOTAL RETURN(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)
Expenses (including net current and deferred tax expenses/benefits)(e)
Expenses (including current and deferred tax expenses/benefits)(g)
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)
Net investment loss (including deferred tax expenses/benefits)
PORTFOLIO TURNOVER RATE(h)

(a)	Effective March 7, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	Less than ($0.005) per share.
(d)

Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period, and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(e)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(f)	Annualized.
(g)	Includes amount of current and deferred tax benefit associated with net investment loss.
(h)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

    See Notes to Financial Statements.

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Financial Highlights
For a Share Outstanding Throughout the Periods Presented

For the Year Ended November 30, 2013	For the Year Ended November 30, 2012		For the Period January 1, 2011 to November 30, 2011(a)		For the Period August 25, 2010 (Inception) to December 31, 2010
$16.32	$15.97		$16.05		$15.00

(0.09)	(0.09)		(0.08)		(0.03)
2.53	1.44		1.00		1.33
2.44	1.35		0.92		1.30

–	(0.00	)(b)(c)	(0.14	)(b)	–
(1.07)	(1.00)		(0.86)		(0.25)
(1.07)	(1.00)		(1.00)		(0.25)
1.37	0.35		(0.08)		1.05
$17.69	$16.32		$15.97		$16.05

15.16%	8.62%		5.93%		8.66%

$7,384,685	$4,466,815		$1,713,387		$611,467

0.85%	0.85%		0.85	%(f)	0.85	%(f)
8.56%	4.85%		4.86	%(f)	13.56	%(f)
0.55%	0.54%		0.53	%(f)	0.52	%(f)

(0.85)%	(0.85%)		(0.85	%)(f)	(0.85	%)(f)
(0.55)%	(0.54%)		(0.53	%)(f)	(0.52	%)(f)
12%	12%		10%		12%

17
Annual | November 30, 2013

Alerian Energy Infrastructure ETF	Schedule of Investments
November 30, 2013

Security Description	Shares	Value

Canadian Infrastructure (18.89%)
Energy (13.74%)
AltaGas, Ltd.	2,797	$102,082
Gibson Energy, Inc.	4,059	98,023
Inter Pipeline, Ltd.	4,351	104,091
Pembina Pipeline Corp.	3,097	98,371
Veresen, Inc.	8,522	109,718

		512,285

Utilities (5.15%)
Emera, Inc.	3,338	92,109
Keyera Corp.	1,729	99,944

		192,053

Total Canadian Infrastructure (Cost $721,677)		704,338

Canadian Master Limited Partnership Affiliate (8.93%)
Energy (8.93%)
Enbridge, Inc.	4,011	165,000
TransCanada Corp.	3,810	167,990

		332,990

Total Canadian Master Limited Partnership Affiliate (Cost $347,588)		332,990

Master Limited Partnership (24.30%)
Energy (24.30%)
Boardwalk Pipeline Partners LP	4,183	110,180
Energy Transfer Partners LP	2,441	132,204
Enterprise Products Partners LP	2,114	133,119
Magellan Midstream Partners LP	2,333	144,973
MarkWest Energy Partners LP	1,810	125,017
Plains All American Pipeline LP	2,456	126,656
Western Gas Partners LP	2,108	134,237

		906,386

Total Master Limited Partnership (Cost $911,862)		906,386

U.S. Infrastructure (14.88%)
Utilities (14.88%)
Atmos Energy Corp.	1,883	83,699
CenterPoint Energy, Inc.	3,260	76,382
Dominion Resources, Inc.	1,293	83,929

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Alerian Energy Infrastructure ETF	Schedule of Investments
November 30, 2013

Security Description		Shares	Value

Utilities (continued)
New Jersey Resources Corp.		1,762	$80,506
NiSource, Inc.		2,555	80,789
OGE Energy Corp.		2,134	73,452
Questar Corp.		3,392	76,388

			555,145

Total U.S. Infrastructure
(Cost $567,098)			555,145

U.S. Master Limited Partnership Affiliate (32.44%)
Energy (32.44%)
Crosstex Energy, Inc.		7,616	247,520
Kinder Morgan, Inc.		4,224	150,121
ONEOK, Inc.		2,901	168,461
SemGroup Corp.		2,823	173,276
Spectra Energy Corp.		4,537	152,216
Targa Resources Corp.		2,083	168,910
The Williams Cos., Inc.		4,236	149,192

			1,209,696

Total U.S. Master Limited Partnership Affiliate
(Cost $1,182,102)			1,209,696

Security Description	7 Day Yield	Shares	Value

Short Term Investments (0.43%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000%(a)	16,062	16,062

Total Short Term Investments
(Cost $16,062)			16,062

Total Investments (99.87%)
(Cost $3,746,389)			3,724,617
Net Liabilities Less Other Assets (0.13%)			4,713

Net Assets (100.00%)			$3,729,330

(a)	Less than 0.00005%.

Common Abbreviations:

LP - Limited Partnerships.
Ltd. - Limited.

        See Notes to Financial Statements.

19
Annual | November 30, 2013

Alerian Energy Infrastructure ETF	Statement of Assets & Liabilities
November 30, 2013

ASSETS:
Investments, at value	$3,724,617
Dividends receivable	6,359
Total Assets	3,730,976

LIABILITIES:
Payable to adviser	1,646
Total Liabilities	1,646
NET ASSETS	$3,729,330

NET ASSETS CONSIST OF:
Paid-in capital	$3,743,019
Accumulated net investment income	4,749
Accumulated net realized gain on investments	3,369
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(21,807)
NET ASSETS	$3,729,330

INVESTMENTS, AT COST	$3,746,389

PRICING OF SHARES
Net Assets	$3,729,330
Shares of beneficial interest outstanding (Unlimited number of shares, par value $0.01 per share)	150,002
Net Asset Value, offering and redemption price per share	$24.86

            See Notes to Financial Statements.

20
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Alerian Energy Infrastructure ETF	Statement of Operations
For the Period November 1, 2013 (commencement of operations) to November 30, 2013

INVESTMENT INCOME:
Dividends(a)	$9,764
Total Investment Income	9,764

EXPENSES:
Investment adviser fees	1,646
Total Expenses	1,646
NET INVESTMENT INCOME	8,118

REALIZED AND UNREALIZED GAIN/(LOSS):
Net change in unrealized depreciation on investments	(21,772)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(35)
NET UNREALIZED LOSS ON INVESTMENTS	(21,807)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,689)

(a)Net of foreign tax withholding	$511

        See Notes to Financial Statements.

21
Annual | November 30, 2013

Alerian Energy Infrastructure ETF	Statements of Changes in Net Assets

For the Period November 1, 2013 (commencement of operations) to November 30, 2013
OPERATIONS:
Net investment income	$8,118
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(21,807)
Net decrease in net assets resulting from operations	(13,689)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,743,019
Net increase from share transactions	3,743,019
Net increase in net assets	3,729,330

NET ASSETS:
Beginning of period	–
End of period*	$3,729,330

*Including accumulated net investment income of:	$4,749

OTHER INFORMATION:
CAPITAL SHARES TRANSACTIONS:
Beginning Shares	–
Shares Sold	150,002
Shares Outstanding, end of period	150,002

        See Notes to Financial Statements.

22
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Alerian Energy Infrastructure ETF	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Period November 1, 2013 (commencement of operations) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06
Net realized and unrealized loss	(0.20)
Total from investment operations	(0.14)

NET (DECREASE) IN NET ASSET VALUE	(0.14)
NET ASSET VALUE, END OF PERIOD	$24.86

TOTAL RETURN(b)	(0.56)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,729
RATIO TO AVERAGE NET ASSETS:
Expenses	0.65	%(c)
Net investment income	3.21	%(c)
PORTFOLIO TURNOVER RATE(d)	0%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period, and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

        See Notes to Financial Statements.

23
Annual | November 30, 2013

Alerian Exchange Traded Funds	Notes to Financial Statements
November 30, 2013

1. Organization

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2013, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Alerian MLP ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The Alerian MLP ETF commenced investment operations on August 24, 2010 and began trading on the exchange on August 25, 2010.

The investment objective of the Alerian Energy Infrastructure ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index. The Alerian Energy Infrastructure ETF commenced Investment Operations on November 1, 2013.

Each Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares at Net Asset Value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. Significant Accounting Policies

A. Use of Estimates

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

B. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such

24
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Alerian Exchange Traded Funds	Notes to Financial Statements
November 30, 2013

day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the last in, first out (“LIFO”) cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Each Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Distributions received from each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended

25
Annual | November 30, 2013

Alerian Exchange Traded Funds	Notes to Financial Statements
November 30, 2013

November 30, 2013, the Alerian MLP ETF distributed $383,931,834 of which 100% is characterized as return of capital from MLP distributions received.

The Alerian MLP ETF also expects a portion of the distributions it receives from MLPs may be treated as a tax deferred return of capital, thus reducing the Alerian MLP ETF’s current tax liability. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Funds when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Funds.

E. Federal Income Taxation and Tax Basis Information

Alerian MLP ETF

The Alerian MLP ETF is taxed as a regular C-corporation for federal income tax purposes. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions related to the Fund’s deferred tax liability as

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Alerian Exchange Traded Funds	Notes to Financial Statements
November 30, 2013

new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the accompanying statement of operations. Accrued interest and penalties are included within the related tax liability line in the balance sheet.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

The Fund’s income tax expense/(benefit) consists of the following:

Alerian MLP ETF	Year ended November 30, 2013

	Current	Deferred	Total
Federal	$ 331,761	$ 440,217,783	$ 440,549,544
State	(4,719)	26,547,684	26,542,965
Net tax expense (benefit)	$ 327,042	$ 466,765,467	$ 467,092,509

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

Alerian MLP ETF	As of November 30, 2013

Deferred tax assets:

Accrued franchise taxes	$290,794

Charitable contribution carryforward	71,563

Income recognized from MLP investments	14,111,686

Credit for prior year minimum tax	331,761

Federal net operating loss carryforward	165,703,528

Federal capital loss carryforward	2,681,936

Less Deferred tax liabilities:

Net unrealized gain on investment securities	(794,414,660)

State taxes, net of federal benefit	(38,365,159)

Total net deferred tax liability	$(649,588,551)

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Annual | November 30, 2013

Alerian Exchange Traded Funds	Notes to Financial Statements
November 30, 2013

As of November 30, 2013, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years as follows:

Alerian MLP ETF	Year-Ended	Amount	Expiration

Federal	11/30/2012	$92,112,756	11/30/2032

Federal	11/30/2013	381,325,895	11/30/2033

Total		$473,438,651

The Fund also has state tax net operating loss carryforwards of various amounts per state. The Deferred Tax Assets associated with these state tax net operating losses are as follows:

Alerian MLP ETF	Year-Ended	Amount	Expiration

State	11/30/2012	$2,950,477	Varies by State (5-20 years)

State	11/30/2013	8,314,607	Varies by State (5-20 years)

Total		$11,265,084

The capital loss carryforward is available to offset future taxable income. The capital loss can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2018. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Year-Ended	Amount	Expiration

Federal	11/30/2013	$7,662,673	11/30/2018

Total		$7,662,673

Although the Fund currently has a net deferred tax liability, it reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the fund in those years. For Federal Tax purposes, net operating losses that may be generated by the Fund in the future are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the recording of a valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

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www.alpsfunds.com | 866.513.5856

Alerian Exchange Traded Funds	Notes to Financial Statements
November 30, 2013

As of November 30, 2013 the Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

Alerian MLP ETF	Inception to November 30, 2013

Income tax expense at statutory rate	$ 441,820,191

State income taxes (net of federal benefit)	27,524,725

Permanent differences, net	(1,030,733)

Change in estimated state deferred rate	(1,272,530)

Other	50,856

Net income tax expense/(benefit)	$ 467,092,509

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

Alerian MLP ETF	Inception to November 30, 2013

Unrecognized tax benefit – Beginning	$ –

Gross increases – tax positions in prior period	–

Gross decreases – tax positions in prior period	–

Gross increases – tax positions in current period	–

Settlement	–

Lapse of statute of limitations	–

Unrecognized tax benefit – Ending	$ –

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense.

For the period from inception to November 30, 2013, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. The tax period ended November 30, 2013 remains subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

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Annual | November 30, 2013

Alerian Exchange Traded Funds	Notes to Financial Statements
November 30, 2013

Alerian Energy Infrastructure ETF

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Alerian Energy Infrastructure ETF’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

No provision for income taxes is included in the accompanying financial statements, as the Alerian Energy Infrastructure ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Alerian Energy Infrastructure ETF evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2013, the Alerian Energy Infrastructure ETF did not have a liability for any unrecognized tax benefits. The Alerian Energy Infrastructure ETF files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Being that the Fund commenced operations on November 1, 2013; no tax returns have been filed as of the date of this report.

For the year ended November 30, 2013, permanent book and tax differences resulting primarily from differing treatment of investments in partnerships were identified and reclassified among the components of the Fund’s net assets as follows:

	Undistributed Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital

Alerian Energy Infrastructure ETF	$ (3,369)	$ 3,369	$ –

At November 30, 2013, the Alerian Energy Infrastructure ETF had no unused capital loss carryforwards.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. During the period ended November 30, 2013 the Alerian Energy Infrastructure ETF paid no distributions

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www.alpsfunds.com | 866.513.5856

Alerian Exchange Traded Funds	Notes to Financial Statements
November 30, 2013

As of November 30, 2013, the components of distributable earnings on a tax basis for the Fund were as follows:

Alerian Energy Infrastructure ETF

Undistributed net investment income	$4,749

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(18,438)

Total	$(13,689)

As of November 30, 2013, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Alerian MLP ETF	Alerian Energy Infrastructure ETF

Cost of investments for income tax purposes	$5,799,124,759	$3,743,020

Gross Appreciation (excess of value over tax cost)	$2,289,697,768	$55,653

Gross Depreciation (excess of tax cost over value)	(54,126,567)	(74,056)

Net unrealized appreciation of foreign currency	–	(35)

Net Unrealized Appreciation/(Depreciation)	$2,235,571,201	$(18,438)

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from a Fund’s investments in master limited partnerships.

F. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy.

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Annual | November 30, 2013

Alerian Exchange Traded Funds	Notes to Financial Statements
November 30, 2013

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Funds’ investments at November 30, 2013:

Alerian MLP ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Master Limited Partnerships Shares	$8,033,663,181	$ –	$ –	$8,033,663,181

Short Term Investments	1,032,779	–	–	1,032,779

TOTAL	$8,034,695,960	$ –	$ –	$8,034,695,960

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www.alpsfunds.com | 866.513.5856

Alerian Exchange Traded Funds	Notes to Financial Statements
November 30, 2013

Alerian Energy Infrastructure ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Canadian Infrastructure	$704,338	$–	$–	$704,338

Canadian Master Limited Partnership Affiliate	332,990	–	–	332,990

Master Limited Partnership	906,386	–	–	906,386

U.S. Infrastructure	555,145	–	–	555,145

U.S. Master Limited Partnership Affiliate	1,209,696	–	–	1,209,696

Short Term Investments	16,062	–	–	16,062

TOTAL	$3,724,617	$–	$–	$3,724,617

* For detailed descriptions of sectors, see the accompanying Schedule of Investments.

Each Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2013, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. Investment Advisory Fee and Other Affiliated Transactions

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Funds’ investment adviser pursuant to advisory agreements with the Trust on behalf of each Fund (the “Advisory Agreements”). Pursuant to the Advisory Agreements, each Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rates below, based on each Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fees.

Fund	Advisory Fee

Alerian MLP ETF	0.85%
Alerian Energy Infrastructure ETF	0.65%

Out of the unitary management fees, the Investment Adviser pays substantially all expenses of the Funds, including the fee of the Index Provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, other than taxes, interest expenses, distribution fees or expenses, brokerage expenses, and extraordinary expenses such as litigation not incurred in the ordinary course of the Funds’ business.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $5,000, $3,750 for each regularly scheduled Board meeting attended and $1,500 for each special meeting held outside of regularly scheduled meetings.

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Annual | November 30, 2013

Alerian Exchange Traded Funds	Notes to Financial Statements
November 30, 2013

4. Purchases and Sales of Securities

For the year/period ended November 30, 2013, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Alerian MLP ETF	$814,113,096	$1,185,093,739
Alerian Energy Infrastructure ETF	$3,730,328	$–

For the year/period ended November 30, 2013, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Alerian MLP ETF	$2,832,099,003	$–
Alerian Energy Infrastructure ETF	$–	$–

5. Master Limited Partnerships

MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the roughly ninety MLPs in existence, fifty are eligible for inclusion in the Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common

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www.alpsfunds.com | 866.513.5856

Alerian Exchange Traded Funds	Notes to Financial Statements
November 30, 2013

and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

6. Capital Share Transactions

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

7. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made again the Trust that have not yet occurred.

8. New Accounting Pronouncements

In June 2013, the FASB issued ASU No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds are currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on its financial statements.

35
Annual | November 30, 2013

Alerian Exchange Traded Funds	Additional Information
November 30, 2013 (Unaudited)

Proxy Voting Policies And Procedures

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec. gov; (2) upon request, by calling (toll free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

Portfolio Holdings

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll free) 1-800-732-0330.

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www.alpsfunds.com | 866.513.5856

Alerian MLP ETF	Board Considerations Regarding Approval of Investment Advisory Agreement
November 30, 2013 (Unaudited)

At an in-person meeting held on June 10, 2013, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Alerian MLP ETF (“AMLP”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for AMLP, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s materials regarding consideration of renewal of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the functions performed by the Adviser, information describing the Adviser’s organization, the background and experience of the persons responsible for the day-to-day management of AMLP and financial information regarding the Adviser. The Board reviewed information on the performance of AMLP and the performance of its benchmark index, and evaluated the correlation and tracking error between the underlying index and AMLP’s performance. Based on its review, the Board found that the nature and extent of services provided to AMLP under the Advisory Agreement were appropriate and that the quality was satisfactory.

The Independent Trustees noted the services provided by the Adviser for the annual advisory fee of 0.85 % of AMLP’s average daily net assets. The Independent Trustees noted that the advisory fees for AMLP were unitary fees pursuant to which the Adviser assumes all expenses of AMLP (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of AMLP’s with other funds’ cost and expense structures, as well as comparisons of AMLP’s performance with performance during similar periods of members of a peer group identified pursuant to Lipper’s methodology. The Independent Trustees noted that the advisory fee rate for AMLP was higher than others in its Lipper peer group. In reviewing this data, the Trustees considered, among other things, the additional costs and complexities associated with management and administration of AMLP, such as the added administrative costs resulting from AMLP being taxed as a corporation and the additional complexities associated with rebalancing the portfolio in a manner which minimizes market impact due to AMLP’s size and the limited liquidity of certain securities in the index, which had required the Adviser to add staff to assist in the process. The Independent Trustees also considered information

37
Annual | November 30, 2013

Alerian MLP ETF	Board Considerations Regarding Approval of Investment Advisory Agreement
November 30, 2013 (Unaudited)

provided by the Adviser about the costs and profitability of the Adviser in respect of AMLP. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for AMLP was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with AMLP and concluded that the advisory fee was reasonable taking into account any such benefits. The Independent Trustees also considered whether there have been economies of scale with respect to management of AMLP, whether AMLP has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to AMLP’s assets and any economies of scale that may exist. The Independent Trustees noted that AMLP has experienced substantial growth in assets. The Independent Trustees considered, among other things, the additional costs incurred by the Adviser and ALPS Fund Services, Inc. in managing and administering AMLP. They also noted that AMLP is still a relatively new product which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Independent Trustees deemed that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis. Based on the foregoing, the Independent Trustees determined that currently the advisory fee rate for AMLP reflects an appropriate sharing of any economies of scale which may exist.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of AMLP and its shareholders. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services performed, the fees paid by certain other funds, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

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www.alpsfunds.com | 866.513.5856

Alerian Energy Infrastructure ETF	Board Considerations Regarding Approval of Investment Advisory Agreement
November 30, 2013 (Unaudited)

At an in-person meeting held on June 10, 2013 (the “Meeting”), the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Alerian Energy Infrastructure ETF (the “ENFR ETF”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for the ENFR ETF, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s material regarding consideration of renewal of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to approve the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for the ENFR ETF, financial information regarding the Adviser, its parent company, information describing the Adviser’s current organizations and the background and experience of the persons who would be responsible for the day-to-day management of the ENFR ETF, the nature and quality of services provided to other exchange-traded (“ETFs”), open-end and closed-end funds by the Adviser. Based upon their review, the Independent Trustees concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to the ENFR ETF are expected to be satisfactory.

At the Meeting, the Independent Trustees considered and approved an annual advisory fee of 0.75% of ENFR ETF’s average daily net assets. The Independent Trustees noted the services to be provided by the Adviser for the proposed annual advisory fee of 0.75% of ENFR ETF’s average daily net assets. The Independent Trustees noted that the advisory fees proposed for the ENFR ETF were unitary fees pursuant to which the Adviser will assume all expense of the ENFR ETF (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Based on its review, the Independent Trustees concluded that the expected profitability of the ENFR ETF to the Adviser was not unreasonable.

The Independent Trustees also reviewed comparative fee information provided by Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained information regarding comparisons of the proposed cost and expense structures of ENFR ETF with other funds’ cost and expense structures. The Independent Trustees noted the services to be provided by the Adviser for the annual advisory fee of 0.75% of the ENFR ETF’s average daily net assets. The Board also considered that the advisory fee was a unitary one and that, as set forth above, the Adviser had agreed to pay all of the ENFR ETF’s expenses (except for interest expenses, marketing fees, distribution fees or expenses, brokerage expenses,

39
Annual | November 30, 2013

Alerian Energy Infrastructure ETF	Board Considerations Regarding Approval of Investment Advisory Agreement
November 30, 2013 (Unaudited)

taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the ENFR ETF’s business) out of the unitary fee. The Independent Trustees considered that, taking into account the impact of the ENFR ETF’s unitary advisory fee, the ENFR ETF’s expense ratio was higher than the median of its peer group. In evaluating the reasonableness of the fee the Independent Trustees considered, among other things, the index provider to ENFR ETF’s general reputation in the MLP space, the performance and rapid growth in assets of AMLP which is also based on an index from the same index provided to ENFR ETF and the fees charged by the index provider for licensing its index. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for ENFR ETF was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with the ENFR ETF and concluded that the advisory fee was reasonable taking into account such benefits. The Independent Trustees considered the extent to which economies of scale would be realized as the ENFR ETF grows and whether fee level reflects a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. Because the ENFR ETF is newly organized, the Independent Trustees reviewed the unitary advisory fee proposed for ENFR ETF and anticipated expenses of the Fund and determined to review economies of scale in the future when the ENFR ETF had attracted assets.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of the ENFR ETF. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

At a special telephonic meeting of the Board held on October 24, 2013, the Board met to approve a reduction in the proposed annual advisory fee to 0.65%. The Board noted that the Adviser had recommended the reduction for competitive reasons and that the Adviser was not proposing to reduce in any way the nature and scope of the services to be provided under the Advisory Agreement. The Board concluded that the proposed reduction in the advisory fee was reasonable.

40
www.alpsfunds.com | 866.513.5856

Alerian Exchange Traded Funds	Trustees & Officers
November 30, 2013 (Unaudited)

Independent Trustees

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	41	Mr. Deems is a Trustee of Financial Investors Trust (30 funds); ALPS Variable Investment Trust (7 funds); and Reaves Utility Income Fund.

41
Annual | November 30, 2013

Alerian Exchange Traded Funds	Trustees & Officers
November 30, 2013 (Unaudited)

Independent Trustees (continued)

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Committee, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Urban Land Conservancy (a not-for-profit organization), 2004 – present; Director, National Western Stock Show (not-for-profit organization).	22	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

42
www.alpsfunds.com | 866.513.5856

Alerian Exchange Traded Funds	Trustees & Officers
November 30, 2013 (Unaudited)

Interested Trustee

Name, Address and Year of Birth of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008	Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, APSD, ADI, ALPS and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.	29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (7 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services

43
Annual | November 30, 2013

Alerian Exchange Traded Funds	Trustees & Officers
November 30, 2013 (Unaudited)

Officers

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009	Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.
Patrick D. Buchanan, 1972	Treasurer	Since June 2012	Mr. Buchanan is Vice President of ALPS. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.
William Parmentier, 1952	Vice President	Since March 2008	Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.
Erin D. Nelson, 1977	Secretary	Since October 2013	Ms. Nelson is Vice President and Assistant General Counsel of AAI, ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson has served as Secretary of the Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Ms. Nelson received her Bachelor of Arts in Political Science, magna cum laude, from the University of New Hampshire and Juris Doctorate from the University of Denver.
Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013	Ms. Craig joined ALPS in 2007 and is currently Senior Paralegal. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

44
www.alpsfunds.com | 866.513.5856

ANNUAL REPORT | November 30, 2013

This report has been prepared for the Alerian MLP ETF and Alerian Energy Infratructure ETF shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Alerian

RiverFront Strategic Income Fund

table of

CONTENTS

Performance Overview	1

Disclosure of Fund Expenses	2

Report of Independent Registered Public Accounting Firm	3

Schedule of Investments	4

Statement of Assets and Liabilities	6

Statement of Operations	7

Statement of Changes of Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Additional Information	14

Board Considerations Regarding Approval of Investment Advisory Agreement	15

Trustees & Officers	16

November 30, 2013

RiverFront Strategic Income Fund
Performance Overview	November 30, 2013 (Unaudited)

INVESTMENT OBJECTIVE

The RiverFront Strategic Income Fund (the “Fund”) seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

PERFORMANCE OVERVIEW

Since its’ inception on 10/7/13 through 11/30/13, the RiverFront Strategic Income Fund performed relatively well given a tough fixed income environment. During this short time period, the RiverFront Strategic Income Fund market price returned 2.58% vs. 0.42% for the Barclays Capital U.S. Aggregate Bond Index. The RiverFront Strategic Income Fund is comprised almost entirely of shorter maturity high yield bonds, which performed well due to the combination of their shorter durations and tightening risk premiums. Shorter duration bonds generally performed better than longer duration bonds during this time period, as yields on shorter-term (2-5 year) U.S. Treasuries fell about 5-10 basis points (bps)1, while longer-term (7-30 years) yields rose about 5-10 basis points. During this time period, risk premiums on shorter-term high yield bonds also fell over 50 bps.

GROWTH OF $10,000 (as of November 30, 2013) Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND PERFORMANCE (as of November 30, 2013)

Since Inception^
RiverFront Strategic Income Fund – NAV	2.08%
RiverFront Strategic Income Fund – Market Price*	2.58%
Barclays Capital U.S. Aggregate Bond Index [2]	0.42%
Total Expense Ratio (per the current prospectus) 0.22%

Performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1-866-759-5679 for current month end performance.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on October 8, 2013. Total return for a period of less than one year is not annualized.
*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times
[1]	Basis Points or bps is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.
[2]

Barclays Capital U.S. Aggregate Bond Index - An unmanaged index composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

TOP TEN LONG HOLDINGS (as a % of Net Assets)†
Windstream Corp., Sr. Unsec.	4.63%
MGM Resorts International, Sr. Unsec.	4.58%
Aircastle, Ltd., Sr. Unsec.	4.48%
E*Trade Financial Corp., Sr. Unsec.	4.28%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Unsec.	4.24%
DaVita HealthCare Partners, Inc., Sr. Unsec.	4.23%
CIT Group, Inc., Sr. Unsec.	4.22%
CHS/Community Health Systems, Inc., First Lien	4.19%
Ally Financial, Inc., Sr. Unsec.	4.14%
Ball Corp., Sr. Unsec.	3.99%
TOP TEN HOLDINGS	42.98%
†	Holdings and sector allocations are subject to change.

SECTOR ALLOCATION (% of Total Investments)†

1  |  November 30, 2013

RiverFront Strategic Income Fund
Disclosure of Fund Expenses	November 30, 2013 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs:(1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held though November 30, 2013.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expense Ratio(a)	Expenses Paid During Period 6/1/13 - 11/30/13(b)
Actual(c)	$ 1,000.00	$ 1,020.80	0.22%	$ 0.33
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.97	0.22%	$ 1.12

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

(c)	The Fund commenced operations on October 8, 2013, and as such the actual expenses paid during the period were based on 54 days.

2  |  November 30, 2013

RiverFront Strategic Income Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Riverfront Strategic Income Fund, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2013, and the related statements of operations, changes in net assets, and the financial highlights for the period October 8, 2013 (Commencement) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Riverfront Strategic Income Fund of the ALPS ETF Trust as of November 30, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period October 8, 2013 (Commencement) to November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2014

3  |  November 30, 2013

RiverFront Strategic Income Fund
Schedule of Investments	November 30, 2013

Security Description	Principal Amount	Value

CORPORATE BONDS (97.16%)
Basic Materials (6.93%)
ArcelorMittal, Sr. Unsec.(a)
5.75%, 08/05/2020	$3,500,000	$3,701,250
Cascades, Inc., Sr. Unsec.
7.75%, 12/15/2017	2,900,000	3,026,875

Total Basic Materials		6,728,125

Communications (17.38%)
Cablevision Systems Corp., Sr. Unsec.
8.63%, 09/15/2017	1,900,000	2,204,000
DISH DBS Corp., Sr. Unsec.
4.25%, 04/01/2018	2,900,000	2,958,000
Frontier Communications Corp., Sr.Unsec.
8.25%, 04/15/2017	2,900,000	3,389,375
Lamar Media Corp., Sr. Sub. Series
5.88%, 02/01/2022	3,700,000	3,834,125
Windstream Corp., Sr. Unsec.
7.88%, 11/01/2017	3,900,000	4,494,750

Total Communications		16,880,250

Consumer, Cyclical (4.58%)
MGM Resorts International, Sr. Unsec.
7.63%, 01/15/2017	3,900,000	4,446,000

Total Consumer, Cyclical		4,446,000

Consumer, Non-cyclical (28.86%)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Unsec.
4.88%, 11/15/2017	3,900,000	4,114,500
Biomet, Inc., Sr. Unsec.
6.50%, 08/01/2020	2,700,000	2,875,500
CHS/Community Health Systems, Inc., First Lien
5.13%, 08/15/2018	3,900,000	4,065,750
DaVita HealthCare Partners, Inc., Sr. Unsec.
6.38%, 11/01/2018	3,900,000	4,104,750
HCA, Inc., First Lien
6.50%, 02/15/2020	2,900,000	3,208,125
Smithfield Foods, Inc., Sr. Unsec.
7.75%, 07/01/2017	1,925,000	2,252,250
Tenet Healthcare Corp., First Lien
6.25%, 11/01/2018	3,400,000	3,735,750

Security Description	Principal Amount	Value

Consumer, Non-cyclical (continued)
Valeant Pharmaceuticals International, Sr. Unsec.(b)
6.75%, 08/15/2018	$1,300,000	$1,438,125
6.38%, 10/15/2020	2,100,000	2,223,375

Total Consumer, Non-cyclical		28,018,125

Energy (8.31%)
Access Midstream Partners LP/ACMP Finance Corp., Sr. Unsec.
6.13%, 07/15/2022	2,700,000	2,909,250
Continental Resources, Inc., Sr. Unsec.
5.00%, 09/15/2022	2,900,000	3,001,500
El Paso LLC, First Lien
7.00%, 06/15/2017	1,900,000	2,159,738

Total Energy		8,070,488

Financial (20.29%)
Aircastle, Ltd., Sr. Unsec.
6.75%, 04/15/2017	3,900,000	4,348,500
Ally Financial, Inc., Sr. Unsec.
5.50%, 02/15/2017	3,700,000	4,022,144
CIT Group, Inc., Sr. Unsec.
4.25%, 08/15/2017	3,900,000	4,094,025
E*Trade Financial Corp., Sr. Unsec.
6.00%, 11/15/2017	3,900,000	4,153,500
General Motors Financial Co., Inc, Sr. Unsec.(b)
4.75%, 08/15/2017	2,900,000	3,088,500

Total Financial		19,706,669

Industrial (3.99%)
Ball Corp., Sr. Unsec.
5.00%, 03/15/2022	3,900,000	3,870,750

Total Industrial		3,870,750

Utilities (6.82%)
AES Corp., Sr. Unsec.
8.00%, 10/15/2017	2,900,000	3,414,750
NRG Energy, Inc., Sr. Unsec.
7.63%, 01/15/2018	2,800,000	3,206,000

Total Utilities		6,620,750

TOTAL CORPORATE BONDS
(Cost $93,863,739)		94,341,157

4  |  November 30, 2013

RiverFront Strategic Income Fund
Schedule of Investments	November 30, 2013

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (1.52%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000%(c)	1,480,648	$1,480,648

TOTAL SHORT TERM INVESTMENTS
(Cost $1,480,648)			1,480,648

TOTAL INVESTMENTS (98.68%)
(Cost $95,344,387)			$95,821,805

NET OTHER ASSETS AND LIABILITIES (1.32%)			1,280,540

NET ASSETS (100.00%)			$97,102,345

(a)	Represents a step bond. Rate disclosed is as of November 30, 2013.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from regstration, normally to qualified institutional buyers. At period end, the market value of those securities restricted under Rule 144A was $6,750,000, representing 6.95% of the Fund’s net assets.

(c)	Less than 0.0005%.

Common Abbreviations:

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

Sr. - Senior.

Sub. - Subordinated.

Unsec. - Unsecured.

See Notes to Financial Statements.

5  |  November 30, 2013

RiverFront Strategic Income Fund
Statement of Assets and Liabilities	November 30, 2013

ASSETS:
Investments, at value	$95,821,805
Interest receivable	1,294,638

Total Assets	97,116,443

LIABILITIES:
Payable to adviser	14,098

Total Liabilities	14,098

NET ASSETS	$97,102,345

NET ASSETS CONSIST OF:
Paid-in capital	$96,489,989
Accumulated net investment income	134,938
Net unrealized appreciation on investments	477,418

NET ASSETS	$97,102,345

INVESTMENTS, AT COST	$95,344,387

PRICING OF SHARES
Net Assets	$97,102,345
Shares of beneficial interest outstanding (Unlimited number of shares, par value $0.01 per share)	3,900,002
Net Asset Value, offering and redemption price per share	$24.90

See Notes to Financial Statements.

6  |  November 30, 2013

RiverFront Strategic Income Fund
Statement of Operations	For the Period October 8, 2013 (Commencement) to November 30, 2013

INVESTMENT INCOME:
Interest	$263,516

Total Investment Income	263,516

EXPENSES:
Investment adviser and sub-adviser fees (note 3)	34,680

Total Expenses	34,680
Less fees waived/reimbursed by sub-adviser fees (note 3)	(18,094)

Net Expenses	16,586

NET INVESTMENT INCOME	246,930

REALIZED AND UNREALIZED GAIN/(LOSS)
Net change in unrealized appreciation on investments	477,418

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	477,418

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 724,348

See Notes to Financial Statements.

7  |  November 30, 2013

RiverFront Strategic Income Fund
Statements of Changes in Net Assets

For the Period October 8, 2013 (Commencement) to November 30, 2013

OPERATIONS:
Net investment income	$246,930
Net change in unrealized appreciation on investments	477,418

Net increase in net assets resulting from operations	724,348

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(111,992)

Total distributions	(111,992)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	96,489,989

Net increase from share transactions	96,489,989

Net increase in net assets	97,102,345

NET ASSETS:
Beginning of period	–

End of period *	$97,102,345

*Including accumulated net investment income of:	$134,938

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	3,900,002

Shares outstanding, end of period	3,900,002

See Notes to Financial Statements.

8  |  November 30, 2013

RiverFront Strategic Income Fund
Financial Highlights	For a share outstanding throughout the period presented

For the Period October 8, 2013 (Commencement) to November 30, 2013

NET ASSET VALUE, BEGINNING OF PERIOD	$24.42

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11
Net realized and unrealized gain	0.40

Total from investment operations	0.51

DISTRIBUTIONS:
From net investment income	(0.03)

Total distributions	(0.03)

NET INCREASE IN NET ASSET VALUE	0.48

NET ASSET VALUE, END OF PERIOD	$24.90

TOTAL RETURN(b)	2.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$97,102

RATIOS TO AVERAGE NET ASSETS:
Expenses excluding waiver/reimbursement	0.46%(c)
Expenses including waiver/reimbursement	0.22%(c)
Net investment income including expenses waiver/reimbursement	3.28%(c)
PORTFOLIO TURNOVER RATE(d)	0%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover rate is not annualized.

See Notes to Financial Statements.

9  |  November 30, 2013

RiverFront Strategic Income Fund
Notes to Financial Statements	November 30, 2013

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2013, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the RiverFront Strategic Income Fund (the “Fund”). The investment objective of the Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund commenced operations on October 8, 2013.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

C. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

D. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carry forwards) under income tax regulations.

For the period ended November 30, 2013, the Fund had no reclassifications on results of operations or net assets recorded to reflect tax character.

10  |  November 30, 2013

RiverFront Strategic Income Fund
Notes to Financial Statements	November 30, 2013

At November 30, 2013, the Fund had no unused capital loss carry forwards available for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
RiverFront Strategic Income Fund	$111,992	$–	$–

As of November 30, 2013, the components of distributable earnings on a tax basis were as follows:

RiverFront Strategic Income Fund
Undistributed net investment income	$134,938
Accumulated net realized gain on investments	–
Other accumulated gains	–
Net unrealized appreciation on investments	477,418
Total	$612,356

As of November 30, 2013, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/(Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
RiverFront Strategic Income Fund	532,063	$(54,645)	$–	$477,418	$95,344,387

E. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Being that the Fund commenced operations on October 8, 2013; no tax returns have been filed as of the date of this report.

F. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable

11  |  November 30, 2013

RiverFront Strategic Income Fund
Notes to Financial Statements	November 30, 2013

quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2013:

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$94,341,157	$–	$94,341,157
Short Term Investments	1,480,648	–	–	1,480,648
TOTAL	$1,480,648	$94,341,157	$–	$95,821,805

*For detailed description of the sectors, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the period ended November 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3.	INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.22% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Riverfront Investment Group, LLC acts as the Fund’s sub-adviser (“Sub-Adviser”) pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Fund pays the Sub-Adviser a sub-advisory fee for the services provided, payable on a quarterly basis at the annual rate of 0.24% of the Fund’s average daily net assets. However, the Sub-Adviser has agreed to waive all of its sub-advisory fee until at least October 1, 2014. This waiver may only be terminated by the Fund’s Board of Trustees (and not by the Fund’s Sub-Adviser) prior to October 1, 2014.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes

12  |  November 30, 2013

RiverFront Strategic Income Fund
Notes to Financial Statements	November 30, 2013

and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

The Fund’s total management fees of 0.46% consists of 0.22% paid to the Fund’s investment adviser and a fee of 0.24% paid to the Fund’s sub-adviser.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $5,000, $3,750 for each regularly scheduled Board meeting attended and $1,500 for each special meeting held outside of regularly scheduled meetings.

4.	PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2013, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
RiverFront Strategic Income Fund	$1,061,500	$–

For the period ended November 30, 2013, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
RiverFront Strategic Income Fund	$92,939,220	$–

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5.	CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6.	INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7.	NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

13  |  November 30, 2013

RiverFront Strategic Income Fund
Additional Information	November 30, 2013 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

14  |  November 30, 2013

RiverFront Strategic Income Fund
Board Considerations Regarding Approval of Investment Advisory Agreements November 30, 2013 (Unaudited)

At an in-person meeting held on June 10, 2013, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) and Sub-Advisory Agreement between the Trust and RiverFront Investment Group LLC ( the “Sub-Adviser”) with respect to the RiverFront Strategic Income Fund (the “Fund” or “RIGS”). The Independent Trustees also met separately to consider the Advisory Agreement and Sub-Advisory Agreement (together the “Advisory Agreements”).

In evaluating whether to approve the Advisory Agreements for the Fund, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement and the Sub-Adviser under the Sub-Advisory Agreement, representatives from the Adviser and Sub-Adviser presented the Adviser’s and Sub-Advisers materials, respectively, regarding consideration of the approval of the Advisory Agreements. The Independent Trustees noted that included in the Board materials were responses by the Adviser and Sub-Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to approve the Advisory Agreements (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the services proposed to be provided under the Advisory Agreements, financial information regarding the Adviser and Sub-Adviser, each of their parent companies, information describing the Adviser’s and Sub-Advisors current organizations and the background and experience of the persons who would be responsible for the day-to-day management of the Fund, the anticipated financial support of the Fund, the nature and quality of services provided to other exchange-traded (“ETFs”), open-end and closed-end funds by the Adviser and Sub-Adviser. The Independent Trustees noted that while the Fund would be the first actively managed ETF offered by the Adviser both the Adviser and Sub-Adviser have extensive experience in managing actively managed funds. Based upon their review, the Independent Trustees concluded that the Adviser and Sub-Adviser were qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser and Sub-Adviser to the Fund are expected to be satisfactory.

The Independent Trustees noted the services to be provided by the Adviser and the Sub-Adviser for the annual advisory fee of 0.46% of the Fund’s average daily net assets consisting of an advisory fee of 0.22% paid to the Adviser and 0.24% to be paid to the Sub-Adviser. The Independent Trustees also noted that the Sub-Adviser has agreed to waive its entire fee until at least October 1, 2014. The Independent Trustees noted that the advisory fees proposed for RIGS were unitary fees pursuant to which Adviser will assume all expenses of RIGS (including the costs of transfer agency, custody, fund administration, legal, audit and other services) other than payments under the Advisory Agreements, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Based on its review, the Independent Trustees concluded that the expected profitability of the Fund to the Adviser and Sub-Adviser was not unreasonable.

The Independent Trustees also reviewed comparative fees and expense data provided from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained information regarding comparisons of the proposed cost and expense structures of RIGS with other funds’ cost and expense structures. The Independent Trustees also considered that the advisory fee was a unitary one and that, as set forth above, the Adviser had agreed to pay all of the Fund’s expenses (payments under the Advisory Agreement, except for interest expenses, marketing fees, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) out of the unitary fee. The Independent Trustees considered that, taking into account the impact of the Fund’s unitary advisory fee and the Sub-Adviser’s fee waiver, the Fund’s expense ratio was lower than other funds in its peer group and without the Sub-Adviser waiver was at the median of its peer group. Based on the foregoing and other information available to them, the Independent Trustees concluded that the advisory and sub-advisory fees for RIGS were reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser or Sub-Adviser from their relationship with RIGS and concluded that the advisory and sub-advisory fees were reasonable taking into account any such benefits. The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Because the Fund is newly organized, the Independent Trustees reviewed the Fund’s proposed unitary advisory fee and sub-advisory fee for RIGS and anticipated expenses and determined to review economies of scale in the future when the Fund had attracted assets.

In voting to approve the Advisory and Sub-Advisory Agreements, the Independent Trustees, including the Independent Trustees, concluded that the terms of the Advisory and Sub-Advisory Agreements are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all controlling and considered all factors together.

15  |  November 30, 2013

RiverFront Strategic Income Fund
Trustees and Officers	November 30, 2013 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).

Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); and Reaves Utility Income Fund.

Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Committee, Bow River Capital Partners (private equity management), 2003 – present; Advisor, Pauls Corporation (real estate investment management and development), 2008 – present; Chairman, Ross Consulting Group (real estate consulting services) 1983 – 2013; Advisory Board, Neenan Company (construction services) 2002 – present; Board Member, Urban Land Conservancy (a not- for-profit organization), 2004 – present; Director, National Western Stock Show (not- for-profit organization).

				22	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

16  |  November 30, 2013

RiverFront Strategic Income Fund
Trustees and Officers	November 30, 2013 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (7 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

17  |  November 30, 2013

RiverFront Strategic Income Fund
Trustees and Officers	November 30, 2013 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President of the Liberty All- Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of AAI, ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson has served as Secretary of the Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Ms. Nelson received her Bachelor of Arts in Political Science, magna cum laude, from the University of New Hampshire and Juris Doctorate from the University of Denver.

Jennifer A. Craig 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Senior Paralegal. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

18  |  November 30, 2013

ANNUAL REPORT | November 30, 2013

*Must be accompanied or preceded by a prospectus.*

*ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the RiverFront Strategic Income Fund.*

RIVERFRONT

STRATEGIC INCOME FUND

PERFORMANCE OVERVIEW
November 30, 2013 (Unaudited)

PERFORMANCE OVERVIEW

The US Equity High Volatility Put Write Index Fund (HVPW) listed on the NYSE Arca on Feb 28, 2013. The Fund gained 9.51% on a total NAV return basis from February 28, 2013 through November 30, 2013, while distributing approximately 6% or $1.52 per share in each of the Fund’s four bi-monthly distributions during this same period.

The Fund’s return was consistent with the NYSE Arca U.S. Equity High Volatility Put Write IndexSM (the Fund’s “Underlying Index”) which returned 11.41%, after considering the Fund’s fees, the cost of rolling its options every two months, the compounding effect of reinvested distributions in the Index, and the fact that the Index values options at a mid price between the bid(1) and the offer(2), whereas the Fund sells options closer to the bid.

Of the 80 two-month options sold by the Fund which expired prior to November 30, 2013 the average premium(3) generated was approximately 2.5%. Of those 80 options, 4 expired “in-the-money”(4), and were subsequently closed out by buying the options back, while 76 options expired worthless.

Because the Fund collateralizes its short put(5) position by purchasing 3mth T-bills, part of the Fund’s return is generated by interest income. During the 9 month period from February 28, 2013 through November 30, 2013 interest rates remained very low. Should interest rates increase the Fund’s return due to interest income will also increase.

While not an “apples-to-apples” comparison, over the same time period (from Feb 28, 2013 through Nov 30, 2013) the S&P 500® Index(6) had a return 21.1%. However, considering that the Fund’s NAV annualized historical volatility of 3.05% over this period was about one third of the S&P 500’s annualized historical volatility of 11.26% over that same period, the risk/return profile of the Fund appears more favorable.

Looking forward we believe the Fund’s strategy of selling high implied volatility put options(7) on a diversified selection of 20 large-capitalization stocks with strike prices(8) that are 15% “out-of-the money”(9) will continue to provide income potential to investors while at the same time allowing the Fund to experience lower volatility than the broad market.

(1)	Bid: the price a buyer is willing to pay for a security.
(2)	Offer: the price at which publicly issued securities are made available for purchase by the investment bank underwriting the issue.
(3)	Premium: the total cost of an option.
(4)

“in-the-money”: this occurs if the option’s underlying stock declines below the strike price, the Fund will be required to buy the underlying stock at the strike price, effectively paying the buyer the difference between the strike price and the closing price.

(5)

Short put: also known as writing a put option, is generally considered more risky than going long since the Fund is obligated to honor its side of the contract should the holder decide to exercise its rights. Typically this strategy is used because the Fund believes the stock’s price will rise above the strike price, leaving the option without any value at expiration and you with the premium.

(6)	S&P 500® Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. You cannot invest directly into an index.
(7)

Put Options: are financial instruments that give the owner/buyer the right, but not the obligation, to sell a specified quantity of a security at a set price called the “strike” price on or before an agreed upon expiration date.

(8)	Strike Price: the specified price at which an option contract may be exercised.
(9)

“out-of-the money”: a call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset.

2	Annual Report	November 30, 2013

PERFORMANCE OVERVIEW
November 30, 2013 (Unaudited)

FUND DESCRIPTION

The U.S. Equity High Volatility Put Write Index Fund (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the NYSE Arca U.S. Equity High Volatility Put Write IndexSM (the “Index”). The Index reflects the performance of a portfolio of exchange-traded put options on a selection of the largest capitalized stocks which also have listed options and which have the highest volatility, as determined by the NYSE Arca, Inc., the Fund’s index provider.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 11.30.13

Comparison of Change in Value of a hypothetical $10,000 investment in the US Equity High Volatility Put Write Index Fund.

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN as of 11.30.13
Since Inception*
U.S. Equity High Volatility Put Write Index Fund - NAV	9.51%
U.S. Equity High Volatility Put Write Index Fund - Market**	9.89%
U.S. Equity High Volatility Put Write Index TR	11.41%

Total Expense Ratio (per the current prospectus) 0.95%

*	The Fund commenced Investment Operations on February 28, 2013. Total return for a period of less than one year is not annualized.

**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

NYSE Arca U.S. Equity High Volatility Put Write IndexSM: measures the return of a hypothetical portfolio of listed put options on each of 20 stocks and a cash (US T-Bill) position. The 20 underlying stocks on which options are written are a selection of the largest capitalized (over $5 billion in market cap) US listed stocks which also have listed options and which have the highest volatility, as determined by the NYSE Arca, Inc., the Fund’s Index provider. No more than 50% of the Index positions will be from the same industry sector. Full details of the index rules, methodology, values and period, constituents can be found at http://www.nyse.com/about/listed/lcddata.html?ticker=PUTWRT. An investor cannot directly invest in an index.

The “NYSE Arca U.S. Equity High Volatility Put Write IndexSM” is a service mark of NYSE Euronext or its affiliates and has been licensed for use by Rich Investment Solutions, LLC in connection with the U.S. Equity High Volatility Put Write Index Fund. Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by NYSE Euronext. NYSE Euronext makes no representations or warranties regarding the Trust or the Fund or the ability of the NYSE Arca U.S. Equity HighVolatility Put Write IndexSM to track general stock market performance.

www.alpsfunds.com	3

DISCLOSURE OF FUND EXPENSES
November 30, 2013 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2013.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expense Ratio(a)	Expenses Paid During the Period 6/1/13 - 11/30/13(b)
U.S. Equity High Volatility Put Write Index Fund
Actual	$ 1,000.00	$ 1,057.60	0.95%	$ 4.90
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.31	0.95%	$ 4.81

(a)	Annualized based on the Fund’s most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

4	Annual Report	November 30, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Equity High Volatility Put Write Index Fund, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2013, and the related statements of operations, changes in net assets, and the financial highlight for the period February 28, 2013 (Commencement of Operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Equity High Volatility Put Write Index Fund of the ALPS ETF Trust as of November 30, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period February 28, 2013 (Commencement of Operations) to November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2014

www.alpsfunds.com	5

SCHEDULE OF INVESTMENTS
November 30, 2013

Security Description	Principal Amount	Value
SHORT TERM INVESTMENTS (102.54%)
U.S. Treasury Bills Discount Notes
0.005%, 12/19/2013(a)(b)	$2,500,000	$2,499,985
0.010%, 12/26/2013(a)	2,700,000	2,699,919
0.035%, 01/09/2014(a)(b)	2,300,000	2,299,989
0.022%, 01/16/2014(a)	5,500,000	5,499,923
0.030%, 01/30/2014(a)(b)	3,100,000	3,099,916
0.056%, 02/06/2014(a)	2,500,000	2,499,850
0.074%, 02/20/2014(a)	7,900,000	7,899,257
0.053%, 02/27/2014(a)	2,600,000	2,599,639

TOTAL SHORT TERM INVESTMENTS
(Cost $29,097,615)		29,098,478

TOTAL INVESTMENTS (102.54%)
(Cost $29,097,615)		$29,098,478

NET LIABILITIES LESS OTHER ASSETS (-2.54%)		(719,470)

NET ASSETS (100.00%)		$28,379,008

(a)   Rate shown represents the bond equivalent yield to maturity at date of purchase.

(b)   All or portion of this security is being held as collateral for written options.

6	Annual Report	November 30, 2013

SCHEDULE OF INVESTMENTS
November 30, 2013

SCHEDULE OF WRITTEN OPTIONS

	Expiration Date	Exercise Price	Contracts	Value
WRITTEN PUT OPTIONS
3D Systems Corp.	12/21/2013	$50.00	(280)	$(3,500)
BioMarin Pharmaceutical, Inc.	12/21/2013	55.00	(255)	(4,462)
Cobalt International Energy, Inc.	12/21/2013	20.00	(701)	(28,040)
Cree, Inc.	12/21/2013	62.50	(224)	(151,760)
Electronic Arts, Inc.	12/21/2013	21.00	(668)	(23,380)
Expedia, Inc.	12/21/2013	41.00	(311)	(778)
Facebook, Inc.	12/21/2013	46.00	(304)	(38,608)
Green Mountain Coffee Roasters, Inc.	12/21/2013	52.50	(267)	(4,005)
Groupon, Inc.	12/21/2013	9.00	(1,560)	(73,320)
Herbalife Ltd.	12/21/2013	55.00	(255)	(10,838)
Incyte Corp. Ltd.	12/21/2013	30.00	(467)	(3,502)
LinkedIn Corp.	12/21/2013	210.00	(66)	(17,985)
Netflix, Inc.	12/21/2013	295.00	(47)	(1,880)
Nu Skin Enterprises, Inc.	12/21/2013	85.00	(165)	(412)
Pandora Media, Inc.	12/21/2013	23.00	(610)	(9,150)
Rackspace Hosting, Inc.	12/21/2013	42.50	(330)	(151,800)
Sears Holdings Corp.	12/21/2013	48.00	(292)	(5,256)
ServiceNow, Inc.	12/21/2013	45.00	(311)	(6,998)
Tesla Motors, Inc.	12/21/2013	150.00	(93)	(222,270)
TripAdvisor, Inc.	12/21/2013	62.50	(224)	(1,120)

TOTAL WRITTEN OPTIONS

(Premiums received $1,039,328)				$(759,064)

See Notes to Financial Statements.

www.alpsfunds.com	7

STATEMENT OF ASSETS & LIABILITIES
November 30, 2013

ASSETS:
Investments, at value	$29,098,478
Cash	2,660,381

Total Assets	31,758,859

LIABILITIES:
Written options, at value (Proceeds $1,039,328)	759,064
Payable for investments purchased	2,599,654
Payable to adviser	21,133

Total Liabilities	3,379,851

NET ASSETS	$28,379,008

NET ASSETS CONSIST OF:
Paid-in capital	$28,140,938
Accumulated net investment loss	(43,057)
Net unrealized appreciation on investments and written option contracts	281,127

NET ASSETS	$28,379,008

INVESTMENTS, AT COST	$29,097,615

PRICING OF SHARES
Net Assets	$28,379,008
Shares of beneficial interest outstanding (Unlimited number of shares, par value $0.01 per share)	1,100,002
Net Asset Value, offering and redemption price per share	$25.80

See Notes to Financial Statements.

8	Annual Report	November 30, 2013

STATEMENT OF OPERATIONS

For the Period February 28, 2013 (Commencement of Operations) to November 30, 2013
INVESTMENT INCOME:
Interest	$ 2,376

Total investment income	2,376

EXPENSES:
Investment adviser fees	74,593

Total expenses	74,593

NET INVESTMENT LOSS	(72,217)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on written option contracts	602,509
Net change in unrealized appreciation on investments	863
Net change in unrealized appreciation on written option contracts	280,264

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	883,636

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 811,419

See Notes to Financial Statements.

www.alpsfunds.com	9

STATEMENT OF CHANGES IN NET ASSETS

For the Period February 28, 2013 (Commencement of Operations) to November 30, 2013
OPERATIONS:
Net investment loss	$(72,217)
Net realized gain on written option contracts	602,509
Net change in unrealized appreciation on investments and written option contracts	281,127

Net increase in net assets resulting from operations	811,419

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(573,349)

Total distributions	(573,349)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	28,140,938

Net increase from share transactions	28,140,938

Net increase in net assets	28,379,008

NET ASSETS:
Beginning of period	–

End of period*	$28,379,008

*Including accumulated net investment loss of:	$(43,057)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	1,100,002

Shares outstanding, end of period	1,100,002

See Notes to Financial Statements.

10	Annual Report	November 30, 2013

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period Presented

	For the Period February 28, 2013 (Commencement of Operations) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.18)
Net realized and unrealized gain	2.50

Total from investment operations	2.32

DISTRIBUTIONS:
From net investment income	(1.52)

Total distributions	(1.52)

NET INCREASE IN NET ASSET VALUE	0.80

NET ASSET VALUE, END OF PERIOD	$25.80

TOTAL RETURN(b)	9.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$28,379

RATIOS TO AVERAGE NET ASSETS:
Expenses	0.95	%(c)
Net investment loss	(0.92	)%(c)
PORTFOLIO TURNOVER RATE(d)	0%

(a)  Based on average shares outstanding during the period.

(b)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return       calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d)   Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

www.alpsfunds.com	11

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2013, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the U.S. Equity High Volatility Put Write Index Fund (the “Fund”), which commenced operations on February 28, 2013. The investment objective of the Fund is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the NYSE Arca U.S. Equity High Volatility Put Write Index (the “Index”). The Index reflects the performance of a portfolio of exchange-traded put options on high volatility stocks.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 100,000 Shares, each of which is called a “Creation Unit.” Creation Units of the Fund are issued and redeemed principally in cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV is computed by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Treasury Bills are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

The Fund’s listed put options are valued at the mean of the most recent bid and asked prices.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

12	Annual Report	November 30, 2013

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

C. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, and any net short-term capital gains are distributed to shareholders following each 60 day period. Any other net income or capital gains will be distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund intends to distribute, at the end of each 60-day period out of net investment income and/or net short-term capital gains, an amount of cash equal to 1.5% of the Fund’s net assets at the end of such 60-day period. If the Fund’s net investment income and net short-term capital gains are insufficient to support a 1.5% distribution in any 60-day period, the distribution will be reduced by the amount of the shortfall. As a result of the Fund’s investment strategy, it is not expected that the Fund will have income from long-term capital gains.

D. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended November 30, 2013, permanent book and tax differences resulting primarily from book/tax distribution differences and net operating loss offset to short-term term capital gains were identified and reclassified among the components of the Fund’s net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
U.S. Equity High Volatility Put Write Index Fund	$602,509	$(602,509)	$–

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

Period Ended November 30, 2013 Distributions paid from: Ordinary Income
U.S. Equity High Volatility Put Write Index Fund	$573,349

As of November 30, 2013, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation on Investments	$281,127
Other Cumulative Effect of Timing Differences	(43,057)
Total	$238,070

As of November 30, 2013, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

U.S. Equity High Volatility Put Write Index Fund
Cost of investments for income tax purposes	$29,097,615

Gross Appreciation (excess of value over tax cost)	$355,819
Gross Depreciation (excess of tax cost over value)	(354,956)
Net Appreciation of Derivatives	$280,264
Net Unrealized Appreciation	$281,127

The Fund elects to defer to the period ending November 30, 2014, late year ordinary losses in the amount of $43,057.

www.alpsfunds.com	13

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

E. Income Taxes

No provision for income taxes are included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Being that the Fund commenced operations on February 28, 2013, no tax returns have been filed as of the date of this report.

F. Fair Value Measurements

The Fund discloses the classification of fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Treasury BIlls are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service and are categorized as Level 1 in the heirarchy, due to their active trading, short term maturity and liquidity.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

14	Annual Report	November 30, 2013

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

The following is a summary of the inputs used to value the Fund’s investments at November 30, 2013:

Investments in Securities at Value	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Short Term Investments	$29,098,478	$–	$–	$29,098,478
TOTAL	$29,098,478	$–	$–	$29,098,478

Other Financial Instruments*
Liabilities
Written Option Contracts	$(759,064)	$–	$–	$(759,064)
TOTAL	$(759,064)	$–	$–	$(759,064)

*	Other financial instruments are instruments not reflected in the Schedule of Investments, such as written option contracts.

The Fund recognizes transfers between levels as of the end of the period. For the period ended November 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

G. Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective permits the Fund to purchase derivative contracts including written options. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of the Fund’s investment objective, the Fund will use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: The value of the options sold by the Fund is based on the value of the stocks underlying such options. Accordingly, the Fund is exposed to equity risk, which is the risk that the value of the stocks underlying options written by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stock participate, or factors relating to specific companies. In such event, the value of the options sold by the Fund will likely decline. Additionally, if the value of the stocks underlying the options sold by the Fund increases, the Fund’s returns will not increase accordingly.

The Fund will seek to track the performance of the Index by selling listed 60-day put options in proportion to their weightings in the Index. By selling an option, the Fund will receive premiums from the buyer of the option, which will increase the Fund’s return if the option is not exercised and thus expires worthless. However, if the option’s underlying stock declines below the strike price, the option will finish in-the-money and the Fund will be required to buy the underlying stock at the strike price, effectively paying the buyer the difference between the strike price and the closing price. Therefore, by writing a put option, the Fund is exposed to the amount by which the price of the underlying stock is less than the strike price. Accordingly, the potential return to the Fund is limited to the amount of option premiums it receives, while the Fund can potentially lose up to the entire strike price of each option it sells. Further, if the value of the stocks underlying the options sold by the Fund increases, the Fund’s returns will not increase accordingly.

As the seller of a listed put option, the Fund incurs an obligation to buy the underlying instrument from the purchaser of the option at the option’s strike price, upon exercise by the option purchaser. If a listed put option sold by the Fund is exercised prior to the end of a 60-day period, the Fund will buy the underlying stock at the time of exercise and at the strike price, and will hold the stock until the end of the 60-day period.

www.alpsfunds.com	15

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

Each put option sold by the Fund will be covered through investments in three month Treasury bills at least equal to the Fund’s maximum liability under the option (i.e., the strike price). Based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund has requirements to deliver securities as collateral for certain investments. Securities collateral that has been pledged to cover obligations of the Fund is noted on the Schedule of Investments.

Every 60 days, the options included within the Index are exercised or expire and new option positions are established, and the Fund will enter into new option positions accordingly and sell any underlying stocks it owns as a result of the Fund’s prior option positions having been exercised. This 60-day cycle likely will cause the Fund to have frequent and substantial portfolio turnover. If the Fund receives additional inflows (and issues more Shares accordingly in large numbers known as “Creation Units,” as further defined herein) during a 60-day period, the Fund will sell additional listed put options which will be exercised or expire at the end of such 60-day period. Conversely, if the Fund redeems Shares in Creation Unit size during a 60-day period, the Fund will terminate the appropriate portion of the options it has sold accordingly.

Put Option Risk: Options are generally subject to volatile swings in price based on changes in value of the underlying instrument, and the options written by the Fund may be particularly subject to this risk because the underlying stocks are selected by the Index Provider to have high volatility. The Fund will incur a form of economic leverage through its use of options, which will increase the volatility of the Fund’s returns and may increase the risk of loss to the Fund. While the Fund will collect premiums on the options it writes, the Fund’s risk of loss if one or more of its options is exercised and expires in-the-money may substantially outweigh the gains to the Fund from the receipt of such option premiums. Moreover, the options sold by the Fund may have imperfect correlation to the returns of their underlying stocks.

Implied Volatility Risk: When the Fund sells a listed put option, it gains the amount of the premium it receives, but also incurs a corresponding liability representing the value of the option it has sold (until the option is exercised and finishes in the money or expires worthless). The value of the options in which the Fund invests is partly based on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV. The Fund is therefore exposed to implied volatility risk before the options expire or are exercised. This is the risk that the value of the implied volatility of the options sold by the Fund will increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stock participate, or factors relating to specific companies.

Transactions in written option contracts during the period ended November 30, 2013, were as follows:

	Written Put Options
	Number of Contracts	Premiums Received
Options outstanding at February 28, 2013	–	$–
Options written	(20,191)	1,697,186
Options expired	11,696	(584,573)
Options closed	1,065	(73,285)
Options outstanding at November 30, 2013	(7,430)	$1,039,328

Market Value at November 30, 2013		$(759,064)

The effect of derivatives instruments on the Statement of Assets and Liabilities as of November 30, 2013:

	Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts (Written Options)	Options written, at value	$759,064

The effect of derivatives instruments on the Statement of Operations for the period ended November 30, 2013:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Equity Contracts (Written Options)	Net realized gain on written option contracts/Net change in unrealized appreciation on written option contracts	$602,509	$280,264

16	Annual Report	November 30, 2013

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

The average written option contracts volume and the absolute average notional value during the period ended November 30, 2013, were as follows:

Average Written Option Contract Volume	Average Written Option Contract Notional Value
3,449	$ 224,185

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.95% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

Rich Investment Solutions, LLC acts as the Fund’s sub-adviser (“Sub-Adviser”) pursuant to a sub-advisory agreement with the Investment Adviser (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser on a monthly basis a portion of the advisory fees it receives from the Fund, on an annual rate of 0.80% of average net assets.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $5,000, $3,750 for each regularly scheduled Board meeting attended and $1,500 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2013, the cost of purchases and proceeds from sales, excluding short-term investments and written options, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
U.S. Equity Volatility Put Write Index Fund	$ –	$ –

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund on a cash basis only in Creation Unit size aggregations of 100,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

www.alpsfunds.com	17

ADDITIONAL INFORMATION
November 30, 2013 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

18	Annual Report	November 30, 2013

TRUSTEES & OFFICERS
November 30, 2013 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	41	Mr. Deems is a Trustee of Financial Investors Trust (30 funds); ALPS Variable Investment Trust (7 funds); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Committee, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983- 2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Urban Land Conservancy (a not-for-profit organization), 2004 – present; Director, National Western Stock Show (not-for-profit organization).

				22	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

www.alpsfunds.com	19

TRUSTEES & OFFICERS
November 30, 2013 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (7 funds); and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20	Annual Report	November 30, 2013

TRUSTEES & OFFICERS
November 30, 2013 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of AAI, ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson has served as Secretary of the Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Ms. Nelson received her Bachelor of Arts in Political Science, magna cum laude, from the University of New Hampshire and Juris Doctorate from the University of Denver.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Senior Paralegal. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*   The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

** This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

www.alpsfunds.com	21

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc., distributor for the ETF.

ALPS SECTOR DIVIDEND DOGS SERIES

ALPS SECTOR DIVIDEND DOGS ETF	Performance Overview
November 30, 2013 (Unaudited)

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network Sector Dividend Dogs Index (the “Underlying Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol SDOG. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index. The Fund began trading on June 29, 2012.

The Index is a rules based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500® on a sector-by-sector basis. “Dividend Dogs“Industrtion Standard (“GICS”) sectors that make up the S&P 500® which offer the highest dividend yields.

Performance Overview

ALPS Sector Dividend Dogs ETF (SDOG) for the one year period ended November 29, 2013 generated a total return of 31.66% in-line with the Fund’s Underlying Index, net of fees, which returned 32.34% and outperforming the S&P 500® which returned 30.28% for the same period.

The trailing twelve month yield for the fund’s constituents as of 11/29/2013 was 4.03% vs. 1.90% on the S&P 500®.

Compared to the S&P 500® the Fund had a small negative impact (-2.65%) from sector allocation which was largely driven by the modest overweight resulting from the equal sector weight strategy in more interest rate sensitive sectors of Utilities and Telecommunications. Off-setting this underperformance was the strong outperformance (+4.84%) that came from security selection.

The best performing stocks for the period were Best Buy Co. Inc. (Ticker: BBY), which increased 256.98%; Pitney Bowes, Inc. (Ticker: PBI), which increased 119.37%; and Safeway Inc. (Ticker: SWY), which increased 98.31%. The worst performing stocks were Cliffs Natural Resources Inc. (Ticker: CLF), which decreased 27.53%; HCP Inc. (Ticker: HCP), which decreased 14.66%; and CenturyLink, Inc. (Ticker: CTL), which decreased 14.09%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S&P 500® will provide high yield relative to the S&P 500®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

1
Annual | November 30, 2013

ALPS SECTOR DIVIDEND DOGS ETF	Performance Overview
November 30, 2013 (Unaudited)

Average Annual Total Returns as of November 30, 2013

	1 Year	Since Inception*
NAV	31.66%	28.08%
Market Price**	31.55%	28.10%
S-Network Sector Dividend Dogs Index***	32.34%	28.69%
S&P 500® Index****	30.30%	24.66%

Total Expense Ratio (per the current prospectus) 0.40%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

S-Network Sector Dividend Dogs Index is a portfolio of fifty stocks derived from the S&P 500® Index. An investor cannot invest directly in an index.

*	The Fund Commencement Date is June 29,2012. Total return for a period of less than one year is not annualized.

**	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

***

The S-Network Sector Dividend Dogs Index (Ticker: SDOGX) is designed to serve as a fair, impartial and transparent measure of the performance of US large cap equities with above average dividend yields.

****	The S&P 500® is a large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

2
www.alpsfunds.com | 866.675.2639

ALPS SECTOR DIVIDEND DOGS ETF	Performance Overview
November 30, 2013 (Unaudited)

Top 10 Holdings* as of November 30, 2013

Pitney Bowes, Inc.	2.6%
Safeway, Inc.	2.4%
Seagate Technology Plc	2.3%
Bristol-Myers Squibb Co.	2.2%
Northrop Grumman Corp.	2.2%
Lorillard, Inc.	2.2%
Cliffs Natural Resources, Inc.	2.2%
CME Group, Inc.	2.2%

Raytheon Co.	2.1%
Cincinnati Financial Corp.	2.1%
Percent of Total Investments in Top Ten Holdings:	22.5%

*	% of Total Investments.

Holdings are subject to change.

Growth of $10,000 as of November 30, 2013

Comparison of Change in Value of $10,000 Investment in ALPS Sector Dividend Dogs ETF and S-Net Sector Dividend Dogs Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3
Annual | November 30, 2013

ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF	Performance Overview
November 30, 2013 (Unaudited)

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network International Sector Dividend Dogs Index (the “Underlying Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol IDOG. The Fund generally will invest in all of the securities that comprise the index in proportion to their weightings in the index. The Fund began trading on June 28, 2013.

The Underlying Index constituents with the highest dividend yield in their respective sectors providing the potential for price appreciation as market forces bring their yield into line with the overall market.

Performance Overview

ALPS International Sector Dividend Dogs ETF (IDOG) for the five month period ended November 29, 2013 generated a total return of 17.72% in-line with the Fund’s Net Total Return Index, net of fees, which returned 18.40% and underperformed the MSCI EAFE® which returned 30.28% for the same period.

The trailing twelve month yield for the fund’s constituents as of 11/29/2013 was 5.00% vs. 2.87% on the MSCI EAFE®.

Compared to the MSCI EAFE® the fund had a small positive impact (+0.06%) from sector allocation which was largely driven by the modest overweight resulting from the equal sector weight strategy in the Materials and Utilities sectors. Augmenting the positive sector allocation effect was the strong outperformance (+3.33%) that came from security selection.

The best performing stocks for the period were UPM-Kymmene Oyj (Ticker: UPM1V FH), which increased 70.13%; Arcelormittal (Ticker: MT NA), which increased 54.91%; and Stora Enso Oyj (Ticker: STERV FI), which increased 47.87%. The worst performing stocks were Israel Chemicals Ltd (Ticker: ICL IT), which decreased 13.66%; Delhaize Group (Ticker: DELB BB), which decreased 5.39%; and Orkla ASA (Ticker: ORK NO), which decreased 4.34%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Net Developed Markets (Ex NAS) Index will provide high yield relative to the MSCI EAFE®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

4
www.alpsfunds.com | 866.675.2639

ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF	Performance Overview
November 30, 2013 (Unaudited)

Average Annual Total Returns as of November 30, 2013

Since Inception*
NAV	17.72%
Market Price**	18.24%
S-Network International Sector Dividend Dogs Index***	18.40%
MSCI EAFE NR	16.32%

Total Expense Ratio (per the current prospectus) 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

S-Network Sector International Dividend Dogs Index is a portfolio of fifty stocks derived from the S&P 500® Index. An investor cannot invest directly in an index.

*	The Fund Commencement Date is June 28, 2013. Total return for a period of less than one year is not annualized.

**	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

***

The S-Network International Sector Dividend Dogs Index (Ticker: IDOGX) is designed to serve as a fair, impartial and transparent measure of the performance of International large cap equities with above average dividend yields.

An investor cannot invest directly in an index.

5
Annual | November 30, 2013

ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF	Performance Overview
November 30, 2013 (Unaudited)

Top 10 Holdings* as of November 30, 2013

ArcelorMittal	2.4%
Hoya Corp.	2.3%
Belgacom SA	2.2%
UPM-Kymmene OYJ	2.2%
Banco Santander SA	2.2%
Vinci SA	2.2%
Snam SpA	2.2%
Orange SA	2.1%

Hennes & Mauritz AB, Class B	2.1%
Stora Enso OYJ, Class R	2.1%
Percent of Total Investments in Top Ten Holdings:	22.0%

*	% of Total Investments.

Holdings are subject to change.

Growth of $10,000 as of November 30, 2013

Comparison of Change in Value of $10,000 Investment in ALPS International Sector Dividend Dogs ETF and S-Net International Sector Dividend Dogs Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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ALPS SECTOR DIVIDEND DOGS SERIES	Disclosure of Fund Expenses
November 30, 2013 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2013.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expense Ratio(a)	Expenses Paid During the Period 6/1/13 - 11/30/13(b)
ALPS Sector Dividend Dogs ETF
Actual	$1,000.00	$1,110.80	0.40%	$2.12
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.40%	$2.03

ALPS International Sector Dividend Dogs ETF
Actual(c)	$1,000.00	$1,177.20	0.50%	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

(c)	Note the actual expense paid during the period is based on commencement date of June 28, 2013.

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Annual | November 30, 2013

ALPS SECTOR DIVIDEND DOGS SERIES	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS Sector Dividend Dogs ETF and ALPS International Sector Dividend Dogs ETF, two of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year ended November 30, 2013 and for the period June 29, 2012 (Commencement) to November 30, 2012 for the ALPS Sector Dividend Dogs ETF, and the related statements of operations, changes in net assets, and the financial highlights for the period June 28, 2013 (Commencement) to November 30, 2013 for the ALPS International Sector Dividend Dogs ETF. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS Sector Dividend Dogs ETF and ALPS International Sector Dividend Dogs of the ALPS ETF Trust as of November 30, 2013, and the results of their operations, the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2014

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ALPS SECTOR DIVIDEND DOGS ETF	Schedule of Investments
November 30, 2013

Security Description	Shares	Value

COMMON STOCK (99.34%)
Consumer Discretionary (9.62%)
Best Buy Co., Inc.	229,586	$9,309,712
Cablevision Systems Corp., Class A	497,985	8,351,208
Gannett Co., Inc.	344,887	9,332,642
H&R Block, Inc.	322,666	8,999,155
Leggett & Platt, Inc.	286,823	8,664,923

Total Consumer Discretionary		44,657,640

Consumer Staples (10.15%)
Altria Group, Inc.	252,335	9,331,348
Avon Products, Inc.	423,595	7,552,699
Lorillard, Inc.	199,657	10,248,394
Reynolds American, Inc.	180,188	9,090,485
Safeway, Inc.	311,721	10,900,883

Total Consumer Staples		47,123,809

Energy (9.44%)
Chevron Corp.	70,830	8,672,425
ConocoPhillips	126,992	9,245,017
Diamond Offshore Drilling, Inc.	136,477	8,195,444
Kinder Morgan, Inc.	250,629	8,907,355
Spectra Energy Corp.	261,769	8,782,350

Total Energy		43,802,591

Financials (9.65%)
Cincinnati Financial Corp.	188,796	9,894,798
CME Group, Inc.	121,523	9,958,810
HCP, Inc., REIT	212,204	7,802,741
Health Care REIT, Inc.	142,350	7,970,177
People’s United Financial, Inc.	607,172	9,192,584

Total Financials		44,819,110

Health Care (10.12%)
Bristol-Myers Squibb Co.	201,767	10,366,789
Eli Lilly & Co.	164,955	8,284,040
Johnson & Johnson	99,282	9,398,034
Merck & Co., Inc.	183,947	9,166,079
Pfizer, Inc.	308,344	9,783,755

Total Health Care		46,998,697

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Annual | November 30, 2013

ALPS SECTOR DIVIDEND DOGS ETF	Schedule of Investments
November 30, 2013

Security Description	Shares	Value

Industrials (11.13%)
Lockheed Martin Corp.	69,078	$9,786,280
Northrop Grumman Corp.	91,377	10,296,361
Pitney Bowes, Inc.	510,496	11,828,192
Raytheon Co.	111,995	9,931,717
Waste Management, Inc.	214,950	9,818,916

Total Industrials		51,661,466

Information Technology (10.41%)
CA, Inc.	289,251	9,545,283
Intel Corp.	374,983	8,939,595
Microchip Technology, Inc.	221,992	9,610,033
Paychex, Inc.	217,947	9,530,822
Seagate Technology Plc	218,420	10,711,317

Total Information Technology		48,337,050

Materials (9.70%)
Cliffs Natural Resources, Inc.	398,274	9,960,833
EI du Pont de Nemours & Co.	149,240	9,160,351
MeadWestvaco Corp.	227,907	8,001,815
Nucor Corp.	181,968	9,291,286
The Dow Chemical Co.	220,458	8,611,089

Total Materials		45,025,374

Telecommunication Services (9.55%)
AT&T, Inc.	256,127	9,018,232
CenturyLink, Inc.	271,787	8,343,861
Frontier Communications Corp.	2,020,789	9,457,293
Verizon Communications, Inc.	184,007	9,130,427
Windstream Holdings, Inc.	1,038,017	8,376,797

Total Telecommunication Services		44,326,610

Utilities (9.57%)
Ameren Corp.	267,471	9,588,835
Entergy Corp.	139,313	8,622,082
Exelon Corp.	291,351	7,840,255
Pepco Holdings, Inc.	483,745	9,229,855
TECO Energy, Inc.	537,653	9,161,607

Total Utilities		44,442,634

TOTAL COMMON STOCK (Cost $419,639,594)		461,194,981

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ALPS SECTOR DIVIDEND DOGS ETF	Schedule of Investments
November 30, 2013

Security Description	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.31%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000%(a)	1,450,188	$1,450,188

TOTAL SHORT TERM INVESTMENTS (Cost $1,450,188)			1,450,188

TOTAL INVESTMENTS (99.65%) (Cost $421,089,782)			$462,645,169

NET OTHER ASSETS AND LIABILITIES (0.35%)			1,631,653

NET ASSETS (100.00%)			$464,276,822

(a)	Less than 0.0005%.

Common Abbreviations:

Plc - Public Limited Company.

REIT - Real Estate Investment Trust.

See Notes to Financial Statements.

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Annual | November 30, 2013

ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF	Schedule of Investments
November 30, 2013

Security Description	Shares	Value

COMMON STOCK (99.48%)
Australia (9.46%)
Amcor, Ltd.	145,761	$1,464,775
National Australia Bank, Ltd.	47,470	1,494,185
Wesfarmers, Ltd.	37,737	1,474,306
Westpac Banking Corp.	49,598	1,484,419
Woolworths, Ltd.	45,701	1,401,481

		7,319,166

Belgium (4.04%)
Belgacom SA	58,315	1,732,953
Delhaize Group SA	23,920	1,394,201

		3,127,154

Bermuda (1.73%)
Li & Fung, Ltd.	984,880	1,341,537

Chile (1.97%)
Enersis SA	63,225	1,521,476

Finland (10.07%)
Fortum OYJ	67,674	1,548,537
Metso OYJ	35,512	1,437,002
Nokian Renkaat OYJ	29,173	1,443,309
Stora Enso OYJ, Class R	165,389	1,633,799
UPM-Kymmene OYJ	104,052	1,729,157

		7,791,804

France (8.16%)
GDF Suez	60,996	1,414,792
Orange SA*	126,106	1,647,565
Total SA	25,816	1,564,346
Vinci SA	26,296	1,690,977

		6,317,680

Germany (4.07%)
Daimler AG, Registered Shares	19,313	1,600,801
E.ON SE	80,546	1,549,761

		3,150,562

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ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF	Schedule of Investments
November 30, 2013

Security Description	Shares	Value

Great Britain (11.66%)
Aviva Plc	225,785	$1,586,069
BAE Systems Plc	209,080	1,462,222
GlaxoSmithKline Plc	57,207	1,515,055
Imperial Tobacco Group Plc	40,502	1,540,207
Royal Dutch Shell Plc, Class A	44,859	1,501,009
Tesco Plc	249,327	1,419,556

		9,024,118

Israel (4.05%)
Bezeq The Israeli Telecommunication Corp., Ltd.	929,983	1,555,253
Israel Chemicals, Ltd.	185,383	1,580,124

		3,135,377

Italy (2.18%)
Snam SpA	313,554	1,687,194

Japan (17.68%)
Canon, Inc.	45,607	1,518,082
Daiichi Sankyo Co., Ltd.	76,880	1,410,849
Eisai Co., Ltd.	35,402	1,382,283
Hoya Corp.	65,394	1,768,820
ITOCHU Corp.	120,433	1,518,858
Nippon Electric Glass Co., Ltd.	273,376	1,470,352
Takeda Pharmaceutical Co., Ltd.	31,402	1,524,963
TonenGeneral Sekiyu KK	158,529	1,531,980
Trend Micro, Inc.	39,752	1,556,011

		13,682,198

Luxembourg (2.34%)
ArcelorMittal	105,165	1,811,958

New Zealand (1.92%)
Telecom Corp. of New Zealand	795,411	1,488,346

Norway (1.97%)
Orkla ASA	196,354	1,528,054

Portugal (4.00%)
EDP - Energias de Portugal SA	408,665	1,546,501
Portugal Telecom SGPS SA	344,804	1,549,402

		3,095,903

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Annual | November 30, 2013

ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF	Schedule of Investments
November 30, 2013

Security Description	Shares	Value

Singapore (2.02%)
Singapore Press Holdings, Ltd.	461,551	$1,566,886

Spain (4.23%)
Banco Santander SA	191,971	1,706,751
Repsol SA	59,737	1,569,036

		3,275,787

Sweden (3.86%)
Hennes & Mauritz AB, Class B	38,691	1,639,812
Telefonaktiebolaget LM Ericsson, Class B	108,257	1,348,395

		2,988,207

Switzerland (4.07%)
Novartis AG	19,321	1,527,305
Zurich Insurance Group AG	5,814	1,622,199

		3,149,504

TOTAL COMMON STOCK (Cost $74,145,482)		77,002,912

Security Description	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.05%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000%(a)	42,214	$42,214

TOTAL SHORT TERM INVESTMENTS (Cost $42,214)			42,214

TOTAL INVESTMENTS (99.53%) (Cost $74,187,696)			$77,045,126

NET OTHER ASSETS AND LIABILITIES (0.47%)			366,139

NET ASSETS (100.00%)			$77,411,265

*	Non-income producing security.
(a)	Less than 0.0005%.

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ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF	Schedule of Investments
November 30, 2013

Common Abbreviations:

AB - Aktiebolag is the Swedish term for corporation.
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA - Allmennaksjeselskap is the Norwegian term for public limited company.
KK - Kabushiki Kaisha, Stock Company in Japan.
Ltd. - Limited.
OYJ - Osakeyhtio is the Finnish term for public limited company.
Plc - Public Limited Company.
SA - Generally designated corporations in various countries, mostly those employing civil law.
SE - SE Regulation is a European Company which can operate on a Europe-wide basis and be governed by Community law directly appliciable in all Member States.
SpA - Societa per Azioni is an Italian shared company.

See Notes to Financial Statements.

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Annual | November 30, 2013

ALPS SECTOR DIVIDEND DOGS SERIES	Statements of Assets & Liabilities
November 30, 2013

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF
ASSETS:
Investments, at value	$462,645,169	$77,045,126
Cash	18,402	174,290
Foreign currency, at value (Cost $– and $64,019)	–	63,327
Receivable for shares sold	–	11,121
Foreign tax reclaims	–	6,924
Dividends receivable	1,762,469	169,100
Total Assets	464,426,040	77,469,888

LIABILITIES:
Payable for investments purchased	–	31,174
Payable to adviser	149,218	27,449
Total Liabilities	149,218	58,623
NET ASSETS	$464,276,822	$77,411,265

NET ASSETS CONSIST OF:
Paid-in capital	$423,607,407	$74,453,116
Accumulated net investment income	666,157	111,295
Accumulated net realized gain on investments and foreign currency transactions	(1,552,130)	(7,160)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	41,555,388	2,854,014
NET ASSETS	$464,276,822	$77,411,265

INVESTMENTS, AT COST	$421,089,782	$74,187,696

PRICING OF SHARES
Net Assets	$464,276,822	$77,411,265
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	13,750,361	2,650,002
Net Asset Value, offering and redemption price per share	$33.76	$29.21

See Notes to Financial Statements.

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ALPS SECTOR DIVIDEND DOGS SERIES	Statements of Operations
For the Year Ended November 30, 2013

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF(a)
INVESTMENT INCOME:
Dividends*	$9,964,461	$443,899
Total Investment Income	9,964,461	443,899

EXPENSES:
Investment adviser fees	1,006,159	66,287
Total Expenses	1,006,159	66,287
NET INVESTMENT INCOME	8,958,302	377,612

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	8,873,580	130,316
Net realized loss on foreign currency transactions	–	(1,481)
Net change in unrealized appreciation on investments	41,587,324	2,857,430
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	–	(3,416)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	50,460,904	2,982,849
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,419,206	$3,360,461

* Net of foreign tax withholding	$–	$52,363

(a)	The Fund commenced operations on June 28, 2013.

See Notes to Financial Statements.

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Annual | November 30, 2013

ALPS SECTOR DIVIDEND DOGS ETF	Statements of Changes in Net Assets

	For the Year Ended November 30, 2013	For the Period June 29, 2012 (Commencement) to November 30, 2012
OPERATIONS:
Net investment income	$8,958,302	$733,532
Net realized gain on investments	8,873,580	319,121
Net change in unrealized appreciation/ (depreciation) on investments	41,587,324	(31,936)
Net increase in net assets resulting from operations	59,419,206	1,020,717

Net Equalization Credits	1,073,302	238,003

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,610,531)	(415,871)
Total distributions	(8,610,531)	(415,871)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	401,422,165	63,519,127
Dividends reinvested	11,589	–
Cost of shares redeemed	(50,733,792)	(1,355,788)
Net income equalization (Note 2)	(1,073,302)	(238,003)
Net increase from share transactions	349,626,660	61,925,336
Net increase in net assets	401,508,637	62,768,185

NET ASSETS:
Beginning of year	62,768,185	–
End of year*	$464,276,822	$62,768,185

* Including accumulated net investment income of:	$666,157	$317,661

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,350,002	–
Shares sold	13,100,000	2,400,002
Shares reinvested	359	–
Shares redeemed	(1,700,000)	(50,000)
Shares outstanding, end of period	13,750,361	2,350,002

See Notes to Financial Statements.

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ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF	Statement of Changes in Net Assets

For the Period June 28, 2013 (Commencement) to November 30, 2013
OPERATIONS:
Net investment income	$377,612
Net realized gain on investments and foreign currency transactions	128,835
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,854,014
Net increase in net assets resulting from operations	3,360,461

Net Equalization Credits	155,512

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(264,835)
Total distributions	(264,835)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	75,749,861
Cost of shares redeemed	(1,434,222)
Net income equalization (Note 2)	(155,512)
Net increase from share transactions	74,160,127
Net increase in net assets	77,411,265

NET ASSETS:
Beginning of period	–
End of period*	$77,411,265

* Including accumulated net investment income of:	$111,295

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	2,700,002
Shares redeemed	(50,000)
Shares outstanding, end of period	2,650,002

See Notes to Financial Statements.

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Annual | November 30, 2013

ALPS SECTOR DIVIDEND DOGS ETF	Financial Highlights
For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2013	For the Period June 29, 2012 (Commencement) to November 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$26.71	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.12	0.59
Net realized and unrealized gain	7.14	1.41
Total from investment operations	8.26	2.00

DISTRIBUTIONS:
From net investment income	(1.21)	(0.29)
Total distributions	(1.21)	(0.29)
NET INCREASE IN NET ASSET VALUE	7.05	1.71
NET ASSET VALUE, END OF YEAR	$33.76	$26.71

TOTAL RETURN(b)	31.66%	7.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$464,277	$62,768

RATIOS TO AVERAGE NET ASSETS:
Expenses	0.40%	0.40	%(c)
Net investment income	3.58%	5.31	%(c)
PORTFOLIO TURNOVER RATE(d)	8%	0%

Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.13	$0.19

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

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ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF	Financial Highlights
For a share outstanding throughout the period presented

	For the Period June 28, 2013 (Commencement) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34
Net realized and unrealized gain	4.08
Total from investment operations	4.42

DISTRIBUTIONS:
From net investment income	(0.21)
Total distributions	(0.21)
NET INCREASE IN NET ASSET VALUE	4.21
NET ASSET VALUE, END OF YEAR	$29.21

TOTAL RETURN(b)	17.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$77,411

RATIOS TO AVERAGE NET ASSETS:
Expenses	0.50	%(c)
Net investment income	2.87	%(c)
PORTFOLIO TURNOVER RATE(d)	2%

Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.14

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

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Annual | November 30, 2013

ALPS SECTOR DIVIDEND DOGS SERIES	Notes to Financial Statements
November 30, 2013

1. Organization

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2013, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend Dogs ETF and the ALPS International Sector Dividend Dogs ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the ALPS Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network Sector Dividend Dogs Index. The ALPS Sector Dividend Dogs ETF commenced operations on June 29, 2012.

The investment objective of the ALPS International Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network International Sector Dividend Dogs Index. The ALPS International Sector Dividend Dogs ETF commenced operations on June 28, 2013.

The Funds’ Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are

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ALPS SECTOR DIVIDEND DOGS SERIES	Notes to Financial Statements
November 30, 2013

valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

C. Foreign Securities

The ALPS International Sector Dogs ETF may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

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ALPS SECTOR DIVIDEND DOGS SERIES	Notes to Financial Statements
November 30, 2013

E. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

F. Equalization

Each Fund follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Funds’ shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Funds’ shares. Amounts related to Equalization can be found on the Statement of Changes in Net Assets.

G. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year/period ended November 30, 2013, permanent book and tax differences resulting primarily from in-kind transactions were identified and reclassified among the components of each Fund’s net assets as follows:

	Undistributed Net Investment Income/Loss	Accumulated Net Realized Loss	Paid-in Capital
ALPS Sector Dividend Dogs ETF	$725	$(10,425,710)	$10,424,985
ALPS International Sector Dividend Dogs ETF	$(1,482)	$(135,995)	$137,477

At November 30, 2013, the Funds had available for tax purposes unused capital loss carryforwards as follows:

		Short-Term	Long-Term
ALPS Sector Dividend Dogs ETF		$235,157	$–
ALPS International Sector Dividend Dogs ETF		$–	$–

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

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ALPS SECTOR DIVIDEND DOGS SERIES	Notes to Financial Statements
November 30, 2013

The tax character of the distributions paid for the period ended November 30, 2013, was as follows:

	Ordinary Income	Long-Term Capital Gain
ALPS Sector Dividend Dogs ETF	$8,609,806	$725
ALPS International Sector Dividend Dogs ETF	$264,835	$–

As of November 30, 2013, the components of distributable earnings on a tax basis for the Funds were as follows:

	Undistributed Net Investment Income	Accumulated Capital Losses	Net Unrealized Appreciation on Investments	Total
ALPS Sector Dividend Dogs ETF	$666,157	$(235,157)	$40,238,415	$40,669,415
ALPS International Sector Dividend Dogs ETF	$115,239	$–	$2,842,910	$2,958,149

As of November 30, 2013, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/ (depreciation) on investments were as follows:

	ALPS Sector Dividend DOGS ETF	ALPS International Sector Dividend Dogs ETF
Cost of investments for income tax purposes	$422,406,754	$74,198,800

Gross Appreciation (excess of value over tax cost)	$50,455,388	$3,284,402
Gross Depreciation (excess of tax cost over value)	(10,216,973)	(438,076)
Net Depreciation of Foreign Currency	–	(3,416)
Net Unrealized Appreciation	$40,238,415	$2,842,910

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

H. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

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ALPS SECTOR DIVIDEND DOGS SERIES	Notes to Financial Statements
November 30, 2013

As of and during the year ended November 30, 2013, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Being that the ALPS International Sector Dividend Dogs ETF commenced operations on June 28, 2013, no tax returns have been filed as of the date of this report.

I. Fair Value Measurements

Each Fund discloses the classification of fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

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ALPS SECTOR DIVIDEND DOGS SERIES	Notes to Financial Statements
November 30, 2013

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments at November 30, 2013:

ALPS Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$461,194,981	$–	$–	$461,194,981
Short Term Investments	1,450,188	–	–	1,450,188
TOTAL	$462,645,169	$–	$–	$462,645,169

ALPS International Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$77,002,912	$–	$–	$77,002,912
Short Term Investments	42,214	–	–	42,214
TOTAL	$77,045,126	$–	$–	$77,045,126

*	For detailed sector descriptions, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period. For the year ended November 30, 2013, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. Investment Advisory Fee and Other Affiliated Transactions

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Funds’ investment adviser pursuant to advisory agreements with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rates below, based on each Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.40%
ALPS International Sector Dividend Dogs ETF	0.50%

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of each Fund, including the licensing fee of the Index provider, and the cost of transfer agency,

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ALPS SECTOR DIVIDEND DOGS SERIES	Notes to Financial Statements
November 30, 2013

custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Funds.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator for the Funds.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $5,000, $3,750 for each regularly scheduled Board meeting attended and $1,500 for each special meeting held outside of regularly scheduled meetings.

4. Purchases and Sales of Securities

For the year ended November 30, 2013, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$58,648,882	$21,205,358
ALPS International Sector Dividend Dogs ETF	$1,262,047	$810,752

For the year ended November 30, 2013, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$360,500,483	$48,944,056
ALPS International Sector Dividend Dogs ETF	$74,215,841	$651,971

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the

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ALPS SECTOR DIVIDEND DOGS SERIES	Notes to Financial Statements
November 30, 2013

normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. New Accounting Pronouncements

In June 2013, the FASB issued ASU No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds are currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on the financial statements.

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Annual | November 30, 2013

ALPS SECTOR DIVIDEND DOGS SERIES	Additional Information
November 30, 2013 (Unaudited)

Proxy Voting Policies And Procedures

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec. gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

Portfolio Holdings

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http:// www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds. com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

Tax Designations

Pursuant to Section 853(c) of the Internal Revenue Code, the following Fund designates the following:

	Foreign Taxes Paid	Foreign Source Income
ALPS International Sector Dividend Dogs ETF	$25,402	$324,288

The following Fund designates for federal income purposes for distributions made during the calendar year ended December 31, 2012:

	Qualified Dividend Income	Dividend Received Dedution
ALPS Sector Dividend Dogs ETF	73.44%	76.98%

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ALPS SECTOR DIVIDEND DOGS SERIES	Board Considerations Regarding Approval of Investment Advisory Agreement
November 30, 2013 (Unaudited)

At an in-person meeting held on June 10, 2013, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the ALPS International Sector Dividend Dogs (the “IDOG ETF”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for the IDOG ETF, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s material regarding consideration of renewal of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to approve the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for the IDOG ETF, financial information regarding the Adviser, its parent company, information describing the Adviser’s current organizations and the background and experience of the persons who would be responsible for the day-to-day management of the IDOG ETF, the nature and quality of services provided to other exchange-traded (“ETFs”), open-end and closed-end funds by the Adviser. Based upon their review, the Independent Trustees concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to the IDOG ETF are expected to be satisfactory.

The Independent Trustees noted the services to be provided by the Adviser for the proposed annual advisory fee of 0.50% of the IDOG ETF’s average daily net assets. The Independent Trustees noted that the advisory fees proposed for the IDOG ETF were unitary fees pursuant to which the Adviser will assume all expense of the IDOG ETF (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Based on its review, the Independent Trustees concluded that the expected profitability of the IDOG ETF to the Adviser was not unreasonable.

The Independent Trustees also reviewed comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained information regarding comparisons of the proposed cost and expense structures of the IDOG ETF with other funds’ cost and expense structures. The Independent Trustees noted the services to be provided by the Adviser for the annual advisory fee of 0.50% of the IDOG ETF’s average daily net assets. The Independent Trustees also considered that the advisory fee was a unitary one and that, as set forth above, the Adviser had agreed to pay all of the IDOG ETF’s expenses (except for interest expenses, marketing fees, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the IDOG ETF’s business) out of the unitary

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ALPS SECTOR DIVIDEND DOGS SERIES	Board Considerations Regarding Approval of Investment Advisory Agreement
November 30, 2013 (Unaudited)

fee. The Independent Trustees considered that, taking into account the impact of the IDOG ETF’s unitary advisory fee, the IDOG ETF’s expense ratio was expected to be at the median of the Lipper peer group. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for the IDOG ETF was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with the IDOG ETF and concluded that the advisory fee was reasonable taking into account such benefits. The Independent Trustees considered the extent to which economies of scale would be realized as the IDOG ETF grows and whether fee level reflects a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. Because the IDOG ETF is newly organized, the Independent Trustees reviewed the unitary advisory fee proposed for IDOG ETF and anticipated expenses of the Fund and determined to review economies of scale in the future when the IDOG ETF had attracted assets.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of the IDOG ETF. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

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ALPS SECTOR DIVIDEND DOGS SERIES	Trustees & Officers
November 30, 2013 (Unaudited)

Independent Trustees

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	41	Mr. Deems is a Trustee of Financial Investors Trust (30 funds); ALPS Variable Investment Trust (7 funds); and Reaves Utility Income Fund.

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Annual | November 30, 2013

ALPS SECTOR DIVIDEND DOGS SERIES	Trustees & Officers
November 30, 2013 (Unaudited)

Independent Trustees (continued)

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Committee, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Urban Land Conservancy (a not-for- profit organization), 2004 – present; Director, National Western Stock Show (not- for-profit organization).	22	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

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ALPS SECTOR DIVIDEND DOGS SERIES	Trustees & Officers
November 30, 2013 (Unaudited)

Interested Trustee

Name, Address and Year of Birth of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008	Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributors, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.	29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (7 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services

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Annual | November 30, 2013

ALPS SECTOR DIVIDEND DOGS SERIES	Trustees & Officers
November 30, 2013 (Unaudited)

Officers

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009	Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.
Patrick D. Buchanan, 1972	Treasurer	Since June 2012	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.
William Parmentier, 1952	Vice President	Since March 2008	Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.
Erin D. Nelson, 1977	Secretary	Since October 2013	Ms. Nelson is Vice President and Assistant General Counsel of AAI, ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson has served as Secretary of the Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Ms. Nelson received her Bachelor of Arts in Political Science, magna cum laude, from the University of New Hampshire and Juris Doctorate from the University of Denver.
Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013	Ms. Craig joined ALPS in 2007 and is currently Senior Paralegal. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

36
www.alpsfunds.com | 866.675.2639

Page

MANAGER COMMENTARY	2

PERFORMANCE OVERVIEW	3
ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF
ALPS | GS Momentum Builder® Multi-Asset Index ETF
ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF
ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF

DISCLOSURE OF FUND EXPENSES	7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	8

SCHEDULES OF INVESTMENTS	9
ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF
ALPS | GS Momentum Builder® Multi-Asset Index ETF
ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF
ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF

STATEMENTS OF ASSETS & LIABILITIES	14

STATEMENTS OF OPERATIONS	15

STATEMENTS OF CHANGES IN NET ASSETS	16

FINANCIAL HIGHLIGHTS	17
ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF
ALPS | GS Momentum Builder® Multi-Asset Index ETF
ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF
ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF

NOTES TO FINANCIAL STATEMENTS	18

ADDITIONAL INFORMATION	25

TRUSTEES AND OFFICERS	26

www.alpsfunds.com	1

MANAGER COMMENTARY
November 30, 2013 (Unaudited)

Since inception on December 20, 2012, ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF (GSRA) advanced 23.95% at fiscal year-end November 30, 2013. In the Momentum Builder series, ALPS | GS Momentum Builder® Multi-Asset Index ETF (GSMA) advanced 6.25%, while ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF (GSGO) and ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF (GSAX) were down 14.82% and 9.27%, respectively.

In the same period, the U.S. equity market was strong with the Russell 1000 up 25.7%.

GS Risk-Adjusted Return U.S. Large Cap Index (GSRARUS), which is tracked by GSRA, outperformed in 5 out of 6 months in the first half of 2013, with strong performance by stocks such as Vertex Pharmaceuticals (+105.5%), Werner Chilcott (+66.8%), Micron Technology (+96.6%) and Delta Air Lines (+87.2%) during the same period. In the first half, RUITR (Russell 1000 TR Index) was up 17.2% vs GSRARUS 19.9%. After the rebalance in June, notable performers included FedEx (+42.4%), Cognizant Technology Solutions (+44.7%) and Facebook (+97.1%), while laggards were Ariad Pharmaceuticals (-72.7%) and Newmont Mining (-27.5%).

In the Momentum Builder series, GSMA was the strongest performer among the three.

GSMA had large weights in the first quarter of 2013 to iShares MSCI EAFE Index ETF, iShares JPMorgan USD Emerging Markets Bond ETF, WisdomTree Emerging Markets Local Debt Fund, followed by iShares Russell 2000 Index ETF. During the second quarter we saw an increase in allocation to developed markets equity with iShares Russell 2000 Index ETF and iShares Dow Jones U.S. Real Estate ETF, followed by iShares iBoxx $ High Yield Corporate Bond ETF and iShares MSCI EAFE Index ETF. There was an increased allocation to cash assets combined with exposure to developed markets equity (iShares Russell 2000 Index ETF and iShares Russell 1000 Index ETF) in the third and fourth quarters.

GSGO returned -14.82% compared to -14.11% for the GS Momentum Builder Growth Markets Equities and U.S. Treasuries Index and -0.91% for the MSCI EM (Emerging Markets) TR Net Index. Most of the underperformance came in the second quarter with large drawdowns in Turkey (TUR), Indonesia (IDX) and Mexico (EWW) exposure in the portfolio starting in May. The rebalances in August and September resulted in 100% exposure to cash assets with an increase in volatility in emerging markets. This resulted in short term outperformance in September, but as the market turned, this outperformance reversed.

GSAX returned -9.27% compared to -8.41% for the GS Momentum Builder Asia Ex-Japan Equities and U.S. Treasuries Index and 4.43% for the MSCI AC (All Country) Asia Ex-Japan TR Net Index. The basket was fully allocated to cash assets in September this year and the underexposure to Asian markets when the market reversed further contributed to the drag of GSAX.

2	Annual Report | November 30, 2013

PERFORMANCE OVERVIEW
ALPS | GS MOMENTUM BUILDER® GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX ETF November 30, 2013 (Unaudited)

The ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF (the “Fund”) seeks investment results that correspond generally, before fees and expenses, to the performance of the GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index (the “Index”). The Fund is a “fund of funds” as it principally invests its assets in the ETFs included in the Index (“Underlying ETFs”), instead of individual securities. The Underlying ETFs are also passively managed and seek investment results that correspond to their own indexes. The Underlying ETFs primarily invest in emerging markets equity securities and U.S. Treasury securities.

FUND PERFORMANCE as of November 30, 2013

Since Inception*
ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF - NAV	-14.82%
ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF - Market Price**	-15.63%
GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index***	-14.11%
MSCI EM TR Net Index****	-0.91%

Total Expense Ratio (per the current prospectus) 1.29%

Performance data quoted represent past performance. Past performance is no guarantee of future results so that shares, when redeemed may be worth more or less than their original cost. The investment return and principal value will fluctuate. Current performance may be higher or lower than the performance quoted. Call 1-866-759-5679 for current month end performance.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

*	Fund inception date of 12/20/2012.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.
***

GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index holds ETFs whose underlying indexes track the equity markets of large emerging-markets countries and ETFs that track U.S. bond markets.

****	The MSCI EM (Emerging Markets) TR (Total Return) Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

An investor cannot invest directly in an index.

TOP HOLDINGS (as a % of Total Net Assets) as of November 30, 2013

iShares® FTSE® China 25 Index Fund	31.52%
iShares® MSCI South Korea Capped ETF	30.06%
Market Vectors® Russia ETF	28.57%
iShares® Short Treasury Bond ETF	4.96%
SPDR® Barclays® 1-3 Month Treasury Bill ETF	4.95%
Top Ten Holdings	100.06%

Holdings are subject to change.

GROWTH OF $10,000 as of November 30, 2013

Comparison of Change in Value of $10,000 Investment in the Fund and the Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

www.alpsfunds.com	3

PERFORMANCE OVERVIEW
ALPS | GS MOMENTUM BUILDER® MULTI-ASSET INDEX ETF November 30, 2013 (Unaudited)

The ALPS | GS Momentum Builder® Multi-Asset Index ETF (the “Fund”) seeks investment results that closely correspond generally, before fees and expenses, to the performance of the GS Momentum Builder® Multi-Asset Index (the “Index”). The Fund is a fund of funds as it principally invests its assets in the ETFs included in the Index (“Underlying ETFs”), instead of individual securities. The Underlying ETFs are also passively managed and seek investment results that correspond to their own indexes (with the exception of one Underlying ETF which is actively managed). The Underlying ETFs invest across asset classes. The Underlying ETFs primarily invest in global equities, including emerging markets, as well as commodities, real estate and U.S. and international fixed income securities.

FUND PERFORMANCE as of November 30, 2013

Since Inception*
ALPS | GS Momentum Builder®Multi-Asset Index ETF - NAV	6.25%
ALPS | GS Momentum Builder®Multi-Asset Index ETF - Market Price**	4.87%
GS Momentum Builder®Multi-Asset Index***	7.05%
60% S&P 500®Total Return Index and 40% Barclays US Aggregate Index	15.76%

Total Expense Ratio (per the current prospectus) 1.14%

Performance data quoted represent past performance. Past performance is no guarantee of future results so that shares, when redeemed may be worth more or less than their original cost. The investment return and principal value will fluctuate. Current performance may be higher or lower than the performance quoted. Call 1-866-759-5679 for current month end performance.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

*	Fund inception date of 12/20/2012.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.
***	GS Momentum Builder® Multi-Asset Index holds ETFs spanning across United States, developed and emerging equity markets, commodities, real estate, as well as global fixed income markets.

S&P 500® Total Return Index (SPXTR) is a domestic equity index consisting of 500 stocks representing approximately 75% of the total U.S. equity market focusing on the large-cap sector of the U.S. equities market.

Barclay’s US Aggregate Index is a benchmark index composed of US securities in Treasury, Government-Related, Corporate, and Securitized sectors.

An investor cannot invest directly in an index.

TOP HOLDINGS (as a % of Total Net Assets) as of November 30, 2013

iShares®Russell 2000®Index Fund	30.72%
iShares® Russell 1000® Index Fund	30.13%
iShares® Short Treasury Bond ETF	19.17%
SPDR® Barclays® 1-3 Month Treasury Bill ETF	19.16%
iShares®MSCI EAFE Index Fund	0.89%
Top Holdings	100.07%

Holdings are subject to change.

GROWTH OF $10,000 as of November 30, 2013

Comparison of Change in Value of $10,000 Investment in the Fund and the Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Annual Report | November 30, 2013

PERFORMANCE OVERVIEW
ALPS | GS MOMENTUM BUILDER® ASIA EX-JAPAN EQUITIES AND U.S. November 30, 2013 (Unaudited)

The ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF (the “Fund”) seeks investment results that correspond generally, before fees and expenses, to the performance of the GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index (the “Index”). The Fund is a fund of funds as it principally invests its assets in the ETFs included in the Index (“Underlying ETFs”), instead of individual securities. The Underlying ETFs are also passively managed and seek investment results that correspond to their own indexes. The Underlying ETFs invest primarily in securities of equity markets in Asia (excluding Japan) and U.S. Treasury securities.

FUND PERFORMANCE as of November 30, 2013

Since Inception*
ALPS | GS Momentum Builder®Asia ex-Japan Equities and U.S. Treasuries Index ETF - NAV	-9.27%
ALPS | GS Momentum Builder®Asia ex-Japan Equities and U.S. Treasuries Index ETF - Market Price**	-8.91%
GS Momentum Builder®Asia Ex-Japan Equities and U.S. Treasuries Index***	-8.41%
MSCI AC Asia Ex-Japan TR Net Index****	4.43%

Total Expense Ratio (per the current prospectus) 1.22%

Performance data quoted represent past performance. Past performance is no guarantee of future results so that shares, when redeemed may be worth more or less than their original cost. The investment return and principal value will fluctuate. Current performance may be higher or lower than the performance quoted. Call 1-866-759-5679 for current month end performance.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

*	Fund inception date of 12/20/2012.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.
***

GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index holds ETFs that track the following equity markets in Asia: India, China, Thailand, Taiwan, Hong Kong, Indonesia, Singapore, Malaysia, South Korea and Australia as well as shares of ETFs who track U.S. fixed income markets.

****

The MSCI AC (All Country) Asia ex–Japan TR (Total Return) Net Index is a free float-adjusted market capitalization weight-ed index that is designed to measure the equity market performance of Asia, excluding Japan. The MSCI AC Asia ex Japan Index consists of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

An investor cannot invest directly in an index.

TOP HOLDINGS (as a % of Total Net Assets) as of November 30, 2013

iShares® MSCI South Korea Capped ETF	30.21%
iShares® MSCI Taiwan ETF	29.78%
iShares® MSCI Malaysia ETF	29.51%
iShares® FTSE® China 25 Index Fund	10.56%
Top Holdings	100.06%

Holdings are subject to change.

GROWTH OF $10,000 as of November 30, 2013

Comparison of Change in Value of $10,000 Investment in the Fund and the Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

www.alpsfunds.com	5

PERFORMANCE OVERVIEW
ALPS | GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX ETF November 30, 2013 (Unaudited)

The ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF (the “Fund”) seeks investment results that correspond generally, before fees and expenses, to the performance of the GS Risk-Adjusted Return U.S. Large Cap Index (the “Index”). The Index includes U.S. securities within the Russell 1000® Index.

FUND PERFORMANCE as of November 30, 2013

Since Inception*
ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF - NAV	23.95%
ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF - Market Price**	24.15%
GS Risk-Adjusted Return U.S. Large Cap Index***	24.64%

Total Expense Ratio (per the current prospectus) 0.55%

Performance data quoted represent past performance. Past performance is no guarantee of future results so that shares, when redeemed may be worth more or less than their original cost. The investment return and principal value will fluctuate. Current performance may be higher or lower than the performance quoted. Call 1-866-759-5679 for current month end performance.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

*	Fund inception date of 12/20/2012.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.
***

Goldman Sachs Risk-Adjusted Return Index: designed to reflect the performance of a hypothetical portfolio of U.S. stocks that are anticipated to have the highest risk-adjusted returns based on a methodology developed by Goldman, Sachs & Co.

An investor cannot invest directly in an index.

TOP TEN HOLDINGS (as a % of Total Net Assets) as of November 30, 2013

Facebook, Inc., Class A	3.58%
Cognizant Technology Solutions Corp., Class A	2.63%
FedEx Corp.	2.58%
DST Systems, Inc.	2.38%
Whiting Petroleum Corp.	2.35%
Medivation, Inc.	2.35%
Cytec Industries, Inc.	2.33%
Teleflex, Inc.	2.31%
IDEXX Laboratories, Inc.	2.28%
Carpenter Technology Corp.	2.26%
Top Ten Holdings	25.05%

Holdings are subject to change.

GROWTH OF $10,000 as of November 30, 2013

Comparison of Change in Value of $10,000 Investment in the Fund and the Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6	Annual Report | November 30, 2013

DISCLOSURE OF FUND EXPENSES
November 30, 2013 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2013.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expense Ratio(a)	Expense Paid During Period 6/1/13 - 11/30/13(b)
ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF
Actual	$1,000.00	$908.40	0.68%	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	0.68%	$3.45
ALPS | GS Momentum Builder® Multi-Asset Index ETF
Actual	$1,000.00	$1,068.30	0.68%	$3.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	0.68%	$3.45
ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF
Actual	$1,000.00	$945.90	0.68%	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	0.68%	$3.45
ALPS | GS Risk-Adjusted Return U.S Large Cap Index ETF
Actual	$1,000.00	$1,076.70	0.55%	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	0.55%	$2.79

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365.

www.alpsfunds.com	7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF, ALPS | GS Momentum Builder® Multi-Asset Index ETF, ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF, and ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF, four of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2013, and the related statements of operations, changes in net assets, and the financial highlights for the period December 20, 2012 (Commencement of Operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF, ALPS | GS Momentum Builder® Multi-Asset Index ETF, ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF, and ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF of the ALPS ETF Trust as of November 30, 2013, the results of their operations, the changes in their net assets, and the financials highlights for the period December 20, 2013 (Commencement of Operations) to November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2014

8	Annual Report | November 30, 2013

SCHEDULE OF INVESTMENTS
ALPS | GS MOMENTUM BUILDER® GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX ETF November 30, 2013

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (100.06%)
Debt Funds (9.91%)
iShares® Short Treasury Bond ETF	951	$104,838
SPDR® Barclays® 1-3 Month Treasury Bill ETF(1)	2,289	104,768

Total Debt Funds		209,606

Equity Funds (90.15%)
iShares® FTSE® China 25 Index Fund	16,614	666,720
iShares® MSCI South Korea Capped ETF	9,777	635,798
Market Vectors® Russia ETF	21,427	604,241

Total Equity Funds		1,906,759

TOTAL EXCHANGE TRADED FUNDS
(Cost $ 2,062,492)		2,116,365

TOTAL INVESTMENTS (100.06%)
(Cost $ 2,062,492)		$2,116,365

NET LIABILITIES LESS OTHER ASSETS (-0.06%)		(1,305)

NET ASSETS (100.00%)		$2,115,060

(1)	Non-income producing security.

Common Abbreviations:

ETF - Exchange Traded Fund.

FTSE - Financial Times and the London Stock Exchange.

MSCI - Morgan Stanley Capital International.

SPDR - Standard & Poor’s Depositary Receipt.

See Notes to Financial Statements.

www.alpsfunds.com	9

SCHEDULE OF INVESTMENTS
ALPS | GS MOMENTUM BUILDER® MULTI-ASSET INDEX ETF November 30, 2013

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (100.07%)
Debt Funds (38.32%)
iShares® Short Treasury Bond ETF	4,574	$504,238
SPDR® Barclays® 1-3 Month Treasury Bill ETF(1)	11,013	504,065

Total Debt Funds		1,008,303

Equity Funds (61.75%)
iShares® MSCI EAFE Index Fund	354	23,449
iShares® Russell 1000® Index Fund	7,852	792,659
iShares® Russell 2000® Index Fund	7,121	808,305

Total Equity Funds		1,624,413

TOTAL EXCHANGE TRADED FUNDS
(Cost $ 2,479,036)		2,632,716

TOTAL INVESTMENTS (100.07%)
(Cost $ 2,479,036)		$2,632,716

NET LIABILITIES LESS OTHER ASSETS (-0.07%)		(1,776)

NET ASSETS (100.00%)		$2,630,940

(1)	Non-income producing security.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

MSCI - Morgan Stanley Capital International.

SPDR - Standard & Poor’s Depositary Receipt.

See Notes to Financial Statements.

10	Annual Report | November 30, 2013

SCHEDULE OF INVESTMENTS
ALPS | GS MOMENTUM BUILDER® ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX ETF November 30, 2013

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (100.06%)
Equity Funds (100.06%)
iShares® FTSE® China 25 Index Fund	5,925	$237,770
iShares® MSCI Malaysia ETF	42,197	664,603
iShares® MSCI South Korea Capped ETF	10,461	680,279
iShares® MSCI Taiwan ETF	46,645	670,755

TOTAL EXCHANGE TRADED FUNDS
(Cost $ 2,185,436)		2,253,407

TOTAL INVESTMENTS (100.06%)
(Cost $ 2,185,436)		$2,253,407

NET LIABILITIES LESS OTHER ASSETS (-0.06%)		(1,416)

NET ASSETS (100.00%)		$2,251,991

Common Abbreviations:

ETF - Exchange Traded Fund.

FTSE - Financial Times and the London Stock Exchange.

MSCI - Morgan Stanley Capital International.

See Notes to Financial Statements.

www.alpsfunds.com	11

SCHEDULE OF INVESTMENTS
ALPS | GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX ETF November 30, 2013

Security Description	Shares	Value
COMMON STOCKS (99.72%)
Basic Materials (8.84%)
Carpenter Technology Corp.	1,154	$69,575
Cytec Industries, Inc.	801	71,673
Newmont Mining Corp.	1,629	40,448
Royal Gold, Inc.	1,006	45,360
Southern Copper Corp.	1,787	44,854

Total Basic Materials		271,910

Communications (2.05%)
SBA Communications Corp., Class A(1)	742	63,196

Total Communications		63,196

Consumer Discretionary (12.54%)
Comcast Corp., Class A	1,386	69,120
Expedia, Inc.	974	62,034
Foot Locker, Inc.	1,648	64,091
Liberty Interactive Corp., Class A(1)	2,432	68,291
Liberty Media Corp., Class A(1)	446	68,443
Madison Square Garden Co., Class A(1)	949	53,486

Total Consumer Discretionary		385,465

Consumer Staples (11.54%)
Bunge, Ltd.	802	64,256
Church & Dwight Co., Inc.	929	60,617
Coca-Cola Co.	1,385	55,663
ConAgra Foods, Inc.	1,694	55,885
PepsiCo, Inc.	696	58,785
Wal-Mart Stores, Inc.	738	59,785

Total Consumer Staples		354,991

Energy (9.76%)
Cobalt International Energy, Inc.(1)	2,137	47,506
Newfield Exploration Co.(1)	2,333	65,557
Peabody Energy Corp.	2,880	52,416
QEP Resources, Inc.	1,952	62,503
Whiting Petroleum Corp.(1)	1,196	72,238

Total Energy		300,220

Financial (8.74%)
American Campus Communities, Inc.	1,359	44,072
American Tower Corp.	726	56,461
Digital Realty Trust, Inc.	970	45,823
Jones Lang LaSalle, Inc.	615	60,098
Validus Holdings, Ltd.	1,559	62,438

Total Financial		268,892

Health Care (11.13%)
Ariad Pharmaceuticals, Inc.(1)	3,178	15,413
Catamaran Corp.(1)	1,160	52,931
Hologic, Inc.(1)	2,709	60,655
IDEXX Laboratories, Inc.(1)	673	70,100
Medivation, Inc.(1)	1,146	72,209
Teleflex, Inc.	724	71,176

Total Health Care		342,484

12	Annual Report | November 30, 2013

SCHEDULE OF INVESTMENTS
ALPS | GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX ETF November 30, 2013

Security Description		Shares	Value
Industrial (11.55%)
ADT Corp.		1,368	$55,486
FedEx Corp.		573	79,475
Iron Mountain, Inc.		1,608	45,217
Joy Global, Inc.		1,040	58,822
Quanta Services, Inc.(1)		1,982	58,687
Republic Services, Inc.		1,648	57,532

Total Industrial			355,219

Technology (12.26%)
Cognizant Technology Solutions Corp., Class A(1)		861	80,840
Crown Castle International Corp.(1)		788	58,493
DST Systems, Inc.		829	73,201
EMC Corp.		2,277	54,306
Facebook, Inc., Class A(1)		2,341	110,050

Total Technology			376,890

Utilities (11.31%)
Alliant Energy Corp.		1,150	59,225
Calpine Corp.(1)		2,761	52,211
Duke Energy Corp.		840	58,766
Edison International		1,231	56,885
NextEra Energy, Inc.		738	62,427
NRG Energy, Inc.		2,206	58,371

Total Utilities			347,885

TOTAL COMMON STOCKS
(Cost $2,901,877)			3,067,152

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.18%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000%(2)	5,656	5,656

TOTAL SHORT TERM INVESTMENTS
(Cost $5,656)			5,656

TOTAL INVESTMENTS (99.90%)
(Cost $2,907,533)			$3,072,808

NET OTHER ASSETS AND LIABILITIES (0.10%)			3,063

NET ASSETS (100.00%)			$3,075,871

(1)	Non-income producing security.
(2)	Less than 0.0005%.

Common Abbreviations:

Ltd. - Limited.

See Notes to Financial Statements.

www.alpsfunds.com	13

STATEMENTS OF ASSETS & LIABILITIES
November 30, 2013

	ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF	ALPS | GS Momentum Builder® Multi-Asset Index ETF	ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF	ALPS | GS Risk- Adjusted Return U.S Large Cap Index ETF
ASSETS:
Investments, at value	$2,116,365	$2,632,716	$2,253,407	$3,072,808
Cash	–	–	–	976
Dividends receivable	–	–	–	6,132
Total Assets	2,116,365	2,632,716	2,253,407	3,079,916

LIABILITIES:
Payable for investments purchased	–	–	–	976
Payable to adviser	1,160	1,452	1,234	3,069
Payable to custodian for overdraft	145	324	182	–
Total Liabilities	1,305	1,776	1,416	4,045
NET ASSETS	$2,115,060	$2,630,940	$2,251,991	$3,075,871

NET ASSETS CONSIST OF:
Paid-in capital	$4,167,540	$2,989,740	$3,490,740	$3,096,003
Accumulated net investment income	–	15,300	–	11,579
Accumulated net realized loss on investments	(2,106,353)	(527,780)	(1,306,720)	(196,986)
Net unrealized appreciation on investments	53,873	153,680	67,971	165,275
NET ASSETS	$2,115,060	$2,630,940	$2,251,991	$3,075,871

INVESTMENTS, AT COST	$2,062,492	$2,479,036	$2,185,436	$2,907,533

PRICING OF SHARES
Net Assets	$2,115,060	$2,630,940	$2,251,991	$3,075,871
Shares of beneficial interest outstanding (Unlimited number of shares, par value $0.01 per share)	100,002	100,002	100,002	100,002
Net Asset Value, offering and redemption price per share	$21.15	$26.31	$22.52	$30.76
See Notes to Financial Statements.

14	Annual Report | November 30, 2013

STATEMENTS OF OPERATIONS
For the Period December 20, 2012 (Commencement of Operations) to November 30, 2013

	ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF	ALPS | GS Momentum Builder® Multi-Asset Index ETF	ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF	ALPS | GS Risk- Adjusted Return U.S Large Cap Index ETF
INVESTMENT INCOME:
Dividends	$100,724	$193,252	$110,005	$147,800
Total Investment Income	100,724	193,252	110,005	147,800

EXPENSES:
Investment adviser fees	51,215	67,420	53,947	53,131
Total Expenses	51,215	67,420	53,947	53,131
NET INVESTMENT INCOME	49,509	125,832	56,058	94,669

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	(1,901,744)	208,751	(1,247,698)	1,836,342
Net change in unrealized appreciation on investments	53,873	153,680	67,971	165,275
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(1,847,871)	362,431	(1,179,727)	2,001,617
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,798,362)	$488,263	$(1,123,669)	$2,096,286

See Notes to Financial Statements.

www.alpsfunds.com	15

STATEMENTS OF CHANGES IN NET ASSETS
For the Period December 20, 2012 (Commencement of Operations) to November 30, 2013

	ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF	ALPS | GS Momentum Builder® Multi-Asset Index ETF	ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF	ALPS | GS Risk- Adjusted Return U.S Large Cap Index ETF
OPERATIONS:
Net investment income	$49,509	$125,832	$56,058	$94,669
Net realized gain/(loss) on investments	(1,901,744)	208,751	(1,247,698)	1,836,342
Net change in unrealized appreciation on investments	53,873	153,680	67,971	165,275
Net increase/(decrease) in net assets resulting from operations	(1,798,362)	488,263	(1,123,669)	2,096,286

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(49,509)	(110,532)	(56,058)	(83,090)
From tax return of capital	(6,701)	–	(7,079)	–
Total distributions	(56,210)	(110,532)	(63,137)	(83,090)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	14,164,135	24,137,173	12,845,596	18,947,897
Cost of shares redeemed	(10,194,503)	(21,883,964)	(9,406,799)	(17,885,222)
Net Increase from share transactions	3,969,632	2,253,209	3,438,797	1,062,675
Net Increase in net assets	2,115,060	2,630,940	2,251,991	3,075,871

NET ASSETS:
Beginning of period	–	–	–	–
End of period*	$2,115,060	$2,630,940	$2,251,991	$3,075,871

*Including accumulated net investment income/(loss) of:	$–	$15,300	$–	$11,579

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–	–	–	–
Shares sold	550,002	950,002	500,002	700,002
Shares redeemed	(450,000)	(850,000)	(400,000)	(600,000)
Shares outstanding, end of period	100,002	100,002	100,002	100,002

See Notes to Financial Statements.

16	Annual Report | November 30, 2013

FINANCIAL HIGHLIGHTS
For the Period December 20, 2012 (Commencement of Operations) to November 30, 2013

	ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF		ALPS | GS Momentum Builder® Multi-Asset Index ETF		ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF		ALPS | GS Risk- Adjusted Return U.S Large Cap Index ETF
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00		$25.00		$25.00		$25.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.14		0.30		0.16		0.26
Net realized and unrealized gain/(loss)	(3.85)		1.25		(2.48)		5.71
Total from investment operations	(3.71)		1.55		(2.32)		5.97

DISTRIBUTIONS:
From net investment income	(0.12)		(0.24)		(0.14)		(0.21)
From tax return of capital	(0.02)		–		(0.02)		–
Total distributions	(0.14)		(0.24)		(0.16)		(0.21)
Net increase/(decrease) in net asset value	(3.85)		1.31		(2.48)		5.76
Net asset value, end of period	$21.15		$26.31		$22.52		$30.76
TOTAL RETURN(b)	(14.82)%		6.25%		(9.27)%		23.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,115		$2,631		$2,252		$3,076

RATIOS TO AVERAGE NET ASSETS:
Expenses	0.68	%(c)	0.68	%(c)	0.68	%(c)	0.55	%(c)
Net investment income	0.65	%(c)	1.27	%(c)	0.70	%(c)	0.98	%(c)
PORTFOLIO TURNOVER RATE(d)	356%		271%		403%		12%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

www.alpsfunds.com	17

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2013, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF, ALPS | GS Momentum Builder® Multi-Asset Index ETF, ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF and ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF (each a “Fund” and collectively, the “Funds”). The Funds commenced operations on December 20, 2012.

The investment objective of the ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index.

The investment objective of the ALPS | GS Momentum Builder® Multi-Asset Index ETF is to seek investment results that closely correspond generally, before fees and expenses, to the performance of the GS Momentum Builder® Multi-Asset Index.

The investment objective of the ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index.

The investment objective of the ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the GS Risk-Adjusted Return U.S. Large Cap Index.

Each Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units of the Funds are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV is computed by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the

18	Annual Report | November 30, 2013

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

C. Exchange-Traded Funds (“ETFs”)

The Funds, except the ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF, primarily invest their assets in the ETFs included in the applicable fund underlying index (the “Underlying ETFs”). When a Fund invests in Underlying ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the Underlying ETFs’ expenses (including operating costs and management fees). Consequently, an investment in a Fund entails more direct and indirect expenses than a direct investment in the Underlying ETF. The investment performance of the Funds is directly related to the investment performance of the Underlying ETFs in which they invest, and therefore, the Funds are also exposed to the risks arising from the Underlying ETFs’ investments.

D. Concentration

To the extent that the Funds’ or the Index’s portfolio is concentrated in the securities of companies in a particular market (including the market of a particular country or geographic region), industry, group of industries, sector or asset class, the Funds may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

E. Foreign Investment Risk

An Underlying ETF’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers of U.S. securities and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Underlying ETF’s ability to invest in foreign securities or may prevent the Underlying ETF from repatriating its investments. A Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country.

F. Emerging Market Securities Risk

An Underlying ETF’s investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. A Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country.

G. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended.

H. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP . Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

www.alpsfunds.com	19

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

For the period ended November 30, 2013, permanent book and tax differences resulting primarily from in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF	$–	$(204,609)	$204,609
ALPS | GS Momentum Builder® Multi-Asset Index ETF	–	(736,531)	736,531
ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF	–	(59,022)	59,022
ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF	–	(2,033,328)	2,033,328

At November 30, 2013, the Funds had available for tax purposes unused capital loss carryforwards as follows:

	Short Term	Long Term
ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF	$2,106,353	$–
ALPS | GS Momentum Builder® Multi-Asset Index ETF	527,779	–
ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF	1,221,717	–
ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF	191,357	–

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by each Fund.

The tax character of the distributions paid for the period ended November 30, 2013, was as follows:

	Ordinary Income	Return of Capital	Total
ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF	$49,509	$6,701	$56,210
ALPS | GS Momentum Builder® Multi-Asset Index ETF	110,532	–	110,532
ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF	56,058	7,079	63,137
ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF	83,090	–	83,090

20	Annual Report | November 30, 2013

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

As of November 30, 2013, the components of distributable earnings on a tax basis were as follows:

	Ordinary Income	Accumulated Capital Losses	Net Unrealized Appreciation/ (Depreciation) on Investments	Total
ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF	$–	$(2,106,353)	$53,873	$(2,052,480)
ALPS | GS Momentum Builder® Multi-Asset Index ETF	15,300	(527,779)	153,679	(358,800)
ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF	–	(1,221,717)	(17,032)	(1,238,749)
ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF	11,579	(191,357)	159,646	(20,132)

As of November 30, 2013, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Cost of investments for income tax purposes	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)
ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF	$2,062,492	$67,450	$(13,577)	$53,873
ALPS | GS Momentum Builder® Multi-Asset Index ETF	2,479,037	154,287	(608)	153,679
ALPS | GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF	2,270,439	–	(17,032)	(17,032)
ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF	2,913,162	378,102	(218,456)	159,646

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

I. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing each Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. As of and during the period ended November 30, 2013, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Being that the Funds commenced operations on December 20, 2012, no tax returns have been filed as of the date of this report.

J. Fair Value Measurements

Each Fund discloses the classification of fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

www.alpsfunds.com	21

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments at November 30, 2013:

ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs			Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$2,116,365	$	–	$	–	$2,116,365
TOTAL	$2,116,365	$	–	$	–	$2,116,365

ALPS | GS Momentum Builder® Multi-Asset Index ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs			Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$2,632,716	$	–	$	–	$2,632,716
TOTAL	$2,632,716	$	–	$	–	$2,632,716

ALPS | GS Asia EX-Japan Equities and U.S. Treasuries Index ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs			Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$2,253,407	$	–	$	–	$2,253,407
TOTAL	$2,253,407	$	–	$	–	$2,253,407

ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs			Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$3,067,152	$	–	$	–	$3,067,152
Short Term Investments	5,656		–		–	5,656
TOTAL	$3,072,808	$	–	$	–	$3,072,808

*	For detailed Industry descriptions, see the accompanying Statement of Investments.

22	Annual Report | November 30, 2013

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

Each Fund recognizes transfers between levels as of the end of the period. For the period ended November 30, 2013, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Investment Adviser a unitary fee for the services and facilities it provides, accrued on average daily net assets and payable on a monthly basis at the annual rates listed below:

Fund	Advisory Fee
ALPS | GS Momentum Builder®Growth Markets Equities and U.S. Treasuries Index ETF	0.68%
ALPS | GS Momentum Builder®Multi-Asset Index ETF	0.68%
ALPS | GS Momentum Builder®Asia ex-Japan Equities and U.S. Treasuries Index ETF	0.68%
ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF	0.55%

Out of the unitary management fees, the Investment Adviser pays substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business. In addition, the Investment Adviser’s unitary management fees are designed to compensate the Investment Adviser for providing services for the Funds.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $5,000, $3,750 for each regularly scheduled Board meeting attended and $1,500 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2013, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS | GS Momentum Builder®Growth Markets Equities and U.S. Treasuries Index ETF	$29,606,560	$26,442,033
ALPS | GS Momentum Builder®Multi-Asset Index ETF	35,110,834	26,159,337
ALPS | GS Momentum Builder®Asia ex-Japan Equities and U.S. Treasuries Index ETF	33,615,487	31,508,179
ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF	9,393,402	1,214,659

For the period ended November 30, 2013, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS | GS Momentum Builder®Growth Markets Equities and U.S. Treasuries Index ETF	$10,249,646	$9,449,936
ALPS | GS Momentum Builder®Multi-Asset Index ETF	12,625,716	19,306,142
ALPS | GS Momentum Builder®Asia ex-Japan Equities and U.S. Treasuries Index ETF	10,212,836	8,887,010
ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF	10,305,983	17,416,285

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

www.alpsfunds.com	23

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds are currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on its financial statements.

24	Annual Report | November 30, 2013

ADDITIONAL INFORMATION
November 30, 2013 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds. com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

www.alpsfunds.com	25

TRUSTEES & OFFICERS
November 30, 2013 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Committee, Bow River Capital Partners (private equity management), 2003 – present; Advisor, Pauls Corporation (real estate investment management and development), 2008 – present; Chairman, Ross Consulting Group (real estate consulting services) 1983 – 2013; Advisory Board, Neenan Company (construction services) 2002 – present; Board Member, Urban Land Conservancy (a not- for-profit organization), 2004 – present; Director, National Western Stock Show (not-for-profit organization).

				22	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.
*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services

26	Annual Report | November 30, 2013

TRUSTEES & OFFICERS
November 30, 2013 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (7 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

www.alpsfunds.com	27

TRUSTEES & OFFICERS
November 30, 2013 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of AAI, ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson has served as Secretary of the Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Ms. Nelson received her Bachelor of Arts in Political Science, magna cum laude, from the University of New Hampshire and Juris Doctorate from the University of Denver.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Senior Paralegal. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

28	Annual Report | November 30, 2013

www.velocitysharesetfs.com	1

PERFORMANCE OVERVIEW
VelocityShares Emerging Markets DR ETF
November 30, 2013 (Unaudited)

INVESTMENT OBJECTIVE

The VelocityShares Emerging Markets DR ETF (“Exchange Traded Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the BNY Mellon Emerging Markets DR Index (the “Underlying Index”). The ETF normally invests at least 90% of its total assets in depositary receipts (DR) that constitute its Underlying Index.

PERFORMANCE OVERVIEW

The VelocityShares Emerging Market DR ETF (EMDR) listed on the NASDAQ on April 8, 2013. For the period ended November 30, 2013 the Fund produced a total return of -1.92% on a market price basis and 4.05% on net asset value (NAV) basis. During the same period the Fund’s Underlying Index returned, net of fees, 4.66%. During the period the Fund fully replicated the components of the Underlying Index, and therefore the difference in the Fund’s NAV return and the Underlying Index’s net of fees return is primarily attributable to operating expenses, and transaction costs.

The best performing stocks for the period were Baidu, Inc. (Sponsored ADR) which increased 98.13%; China Life Insurance Co. Ltd. (Sponsored ADR) which increased 27.99%; and America Movil SAB de CV (Sponsored ADR) which increased 13.04%. The worst performing stocks were Tuerkiye Garanti Bankasi A.S. (Sponsored ADR) which decreased 36.95%; Banco Brandesco S.A. (Sponsored ADR) which decreased 20.35%; and Fomento Economico Mexicano, S.A.B. de C.V. (Sponsored ADR) which decreased 18.85%.

TOP 10 HOLDINGS^ (% of Investments) as of 11.30.13
Samsung Electronics Co. Ltd., GDR	11.92%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	4.04%
China Mobile Ltd., Sponsored ADR	3.50%
Gazprom OAO, Sponsored ADR	3.16%
America Movil SAB de CV, Series L, ADR	3.09%
Baidu, Inc., Sponsored ADR	2.78%
Itau Unibanco Holding SA, ADR	2.18%
AMBEV SA, ADR	2.13%
Petroleo Brasileiro SA, Series A, Sponsored ADR	2.09%
Sberbank of Russia, Sponsored ADR	2.08%
Total % of Top 10 Holdings	36.97%

^ Future holdings are subject to change.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 11.30.13

Comparison of Change in Value of a hypothetical $10,000 investment in the VelocityShares Emerging Markets DR ETF.

COUNTRY ALLOCATION^ (% of Investments) as of 11.30.13
Brazil	18.10%
South Korea	17.87%
China	17.52%
Russia	14.88%
Taiwan	8.44%
Mexico	6.93%
India	6.93%
South Africa	2.19%
Chile	2.03%
Colombia	0.89%
Turkey	0.80%
United States	0.72%
Argentina	0.69%
Indonesia	0.50%
Phillipines	0.33%
Nigeria	0.32%
Egypt	0.32%
Peru	0.28%
Lebanon	0.11%
Kazakhstan	0.11%
Ukraine	0.04%

^ Future allocations are subject to change.

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2	Annual Report | November 30, 2013

PERFORMANCE OVERVIEW
VelocityShares Emerging Markets DR ETF
November 30, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURN as of 11.30.13
Since Inception*
VelocityShares Emerging Markets DR ETF - NAV	4.05%
VelocityShares Emerging Markets DR ETF - Market Price**	-1.92%
BNYM Emerging Market DR TR Index	4.66%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced operations on April 8, 2013. Total return for a period of less than one year is not annualized.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

BNY Mellon Emerging Markets DR Index: is a capitalization-weighted Index that is designed to reflect the performance of a portfolio of emerging market-based US listed ADRs and LSE-traded GDRs that satisfy the Index’s coverage requirements. An investor cannot directly invest in an index.

“VelocityShares” and the VelocityShares logo are trademarks of VelocityShares Index & Calculation Services, a division of VelocityShares, LLC.

www.velocitysharesetfs.com	3

PERFORMANCE OVERVIEW
VelocityShares Russia Select DR ETF
November 30, 2013 (Unaudited)

INVESTMENT OBJECTIVE

The VelocityShares Russia Select DR ETF (“Exchange Traded Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the BNY Mellon Russia Select DR Index (the “Underlying Index”). The ETF normally invests at least 90% of its total assets in depository receipts (DR) that constitute its Underlying Index.

PERFORMANCE OVERVIEW

The VelocityShares Russia Emerging Market DR ETF (RUDR) listed on the NASDAQ on April 8, 2013. For the period ended November 30, 2013 the Fund produced a total return of -7.70% on a market price basis and 5.54% on net asset value (NAV) basis. During the same period the Fund’s Underlying Index returned, net of fees, 5.90%. During the period the Fund fully replicated the components of the Underlying Index, and therefore the difference in the Fund’s NAV return and the Underlying Index’s net of fees return is primarily attributable to operating expenses, and transaction costs.

The best performing stocks for the period were Mail.ru Group Ltd. (Sponsored GDR) which increased 60.27%; Sistema JSFC (Sponsored GDR) which increased 48.27%; and Magnit JSC (Sponsored GDR) which increased 37.43%. The worst performing stocks were Mechel OAO (Sponsored ADR) which decreased 51.39%; Pharmstandard OJSC (Sponsored GDR) which decreased 38.52%; and Surgutneftegas OJSC (Sponsored ADR) which decreased 13.03%.

Top 10 Holdings^ (% of Investments) as of 11.30.13
Gazprom OAO, Sponsored ADR	21.06%
Sberbank of Russia, Sponsored ADR	13.87%
Magnit OJSC, Sponsored GDR	6.01%
Mobile Telesystems OJSC, Sponsored ADR	4.12%
Tatneft OAO, Sponsored ADR	3.87%
Lukoil OAO, Sponsored ADR	3.86%
Uralkali OJSC, Sponsored GDR	3.78%
VTB Bank OJSC, GDR	3.77%
Rosneft OAO, GDR	3.61%
Surgutneftegas OAO, Sponsored ADR	3.54%
Total % of Top 10 Holdings	67.49%
^ Future holdings are subject to change.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 11.30.13

Comparison of Change in Value of a hypothetical $10,000 investment in the VelocityShares Russia Select DR ETF.

COUNTRY ALLOCATION^ (% of Investments) as of 11.30.13
Russia	97.21%
United States	1.49%
Cyprus	1.30%
^ Future allocations are subject to change.

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Annual Report | November 30, 2013

PERFORMANCE OVERVIEW
VelocityShares Russia Select DR ETF
November 30, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURN as of 11.30.13
Since Inception*
VelocityShares Russia Select DR ETF - NAV	5.54%
VelocityShares Russia Select DR ETF - Market Price**	-7.70%
BNYM Russia Select DR TR Index	5.90%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced operations on April 8, 2013. Total return for a period of less than one year is not annualized.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

BNY Mellon Russia Select DR Index: is a capitalization-weighted Index that is designed to reflect the performance of a portfolio of Russian-based US listed ADRs and LSE-traded GDRs that satisfy the Index’s coverage requirements. An investor cannot directly invest in an index.

“VelocityShares” and the VelocityShares logo are trademarks of VelocityShares Index & Calculation Services, a division of VelocityShares, LLC.

www.velocitysharesetfs.com	5

PERFORMANCE OVERVIEW
VelocityShares Emerging Asia DR ETF
November 30, 2013 (Unaudited)

INVESTMENT OBJECTIVE

The VelocityShares Emerging Asia DR ETF (“Exchange Traded Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the BNY Mellon Emerging Asia DR Index (the “Underlying Index”). The ETF normally invests at least 90% of its total assets in depository receipts (DR) that constitute its Underlying Index.

PERFORMANCE OVERVIEW

The VelocityShares Emerging Asia DR ETF (ASDR) listed on the NASDAQ on April 8, 2013. For the period ended November 30, 2013 the Fund produced a total return of 12.98% on a market price basis and 14.01% on net asset value (NAV) basis. During the same period the Fund’s Underlying Index returned, net of fees, 13.72%. During the period the Fund fully replicated the components of the Underlying Index, and therefore the difference in the Fund’s NAV return and the Underlying Index’s net of fees return is primarily attributable to operating expenses, and transaction costs.

The best performing stocks for the period were Baidu, Inc. (Sponsored ADR) which increased 98.13%; China Life Insurance Co. Ltd. (Sponsored ADR) which increased 27.99%; and CNOOC Ltd. (Sponsored ADR) which increased 10.99%. The worst performing stocks were State Bank of India (Sponsored GDR) which decreased 22.87%; PT Telekomunikasi Indonesia Persero Tbk which decreased 15.71%; and Axis Bank Ltd. (Sponsored GDR) which decreased 12.53%.

TOP 10 HOLDINGS^ (% of Investments) as of 11.30.13
Samsung Electronics Co. Ltd., GDR	23.03%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	7.80%
China Mobile Ltd., Sponsored ADR	6.78%
Baidu, Inc., Sponsored ADR	5.39%
CNOOC Ltd., ADR	3.93%
Hon Hai Precision Industry Co. Ltd., GDR	3.50%
Infosys Ltd., Sponsored ADR	3.11%
PetroChina Co. Ltd., ADR	3.00%
POSCO, ADR	2.88%
China Life Insurance Co. Ltd., ADR	2.86%
Total % of Top 10 Holdings	62.28%
^ Future holdings are subject to change.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 11.30.13

Comparison of Change in Value of a hypothetical $10,000 investment in the VelocityShares Emerging Asia DR ETF.

COUNTRY ALLOCATION^ (% of Investments) as of 11.30.13
South Korea	34.58%
China	34.02%
Taiwan	16.33%
India	13.42%
Indonesia	0.97%
Phillipines	0.64%
United States	0.04%

^ Future allocations are subject to change.

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6	Annual Report | November 30, 2013

PERFORMANCE OVERVIEW
VelocityShares Emerging Asia DR ETF
November 30, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURN as of 11.30.13
Since Inception*
VelocityShares Emerging Asia DR ETF - NAV	14.01%
VelocityShares Emerging Asia DR ETF - Market Price**	12.98%
BNYM Emerging Market Asia DR TR	13.72%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced operations on April 8, 2013. Total return for a period of less than one year is not annualized.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

BNY Mellon Emerging Asia DR Index: is a capitalization-weighted Index that is designed to reflect the performance of a portfolio of emerging Asia-based US listed ADRs and LSE-traded GDRs that satisfy the Index’s coverage requirements. An investor cannot directly invest in an index.

“VelocityShares” and the VelocityShares logo are trademarks of VelocityShares Index & Calculation Services, a division of VelocityShares, LLC.

www.velocitysharesetfs.com	7

PERFORMANCE OVERVIEW
VelocityShares Tail Risk Hedged Large Cap ETF November 30, 2013 (Unaudited)

INVESTMENT OBJECTIVE

The VelocityShares Tail Risk Hedged Large Cap ETF (“Exchange Traded Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Tail Risk Hedged Large Cap Index (the “Underlying Index”). The ETF normally invests 85% of its total assets in S&P 500 ETFs. The Fund also intends to invest 15%, of its assets in swap agreements or other derivatives instead of investing directly in certain Underlying Volatility Index ETFs.

PERFORMANCE OVERVIEW

The VelocityShares Tail Risk Hedged Large Cap ETF (TRSK) listed on the NYSE Arca on June 21, 2013. For the five month period ended November 30, 2013 the Fund produced a total return of 8.66% in-line with the Fund’s Underlying Index, net of fees, which returned 8.88%. The Fund underperformed the S&P 500® which returned 14.78% for the same period.

The Fund’s assets invested in the Large Cap ETFs (SPDR S&P 500 ETF (SPY), Vanguard S&P 500 ETF (VOO) and iShares Core S&P 500 ETF (IVV)) contributed a return of 11.64%, and the assets invested in the Volatility Component detracted -2.98% for the period. The Volatility Component was net long volatility 70% of the period. This net long position coupled with falling volatility resulted in the Volatility Component’s negative performance for the period.

Volatility, as measured by the VIX®, fell from 20.5 at the beginning of the period to 13.7 at the end of the fiscal year. The VIX spiked modestly in October during the government shutdown and debt ceiling debate, but that spike was short-lived. In mid-September the Volatility Component had a neutral volatility position, and it jumped to an almost 60% long position in the second week in October, and then moved back to neutral position before the end of the month. This large short-term swing in the volatility exposure resulted in a negative performance during the month. The strategy performed as expected: the volatility exposure increased as volatility rose, and then the exposure was reduced as volatility fell.

TOP HOLDINGS^ (% of Investments) as of 11.30.13
SPDR® S&P 500® ETF	33.34%
Vanguard® S&P 500® ETF	33.33%
iShares® Core S&P 500® ETF	33.33%
Total % of Top Holdings	100.00%
^ Future holdings are subject to change.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 11.30.13

Comparison of Change in Value of a hypothetical $10,000 investment in the VelocityShares Tail Risk Hedged Large Cap ETF

SECTOR ALLOCATION^ (% of Investments) as of 11.30.13
Equity Funds	100.00%
^ % of Total Investments

The chart represents historical performance of a hypothetical investment of$10,000 in the Fund over the life of the Fund.Performance calculations areas of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholderwould pay on Fund distributions or the redemption of Fund shares.

8	Annual Report | November 30, 2013

PERFORMANCE OVERVIEW
VelocityShares Tail Risk Hedged Large Cap ETF November 30, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURN as of 11.30.13
Since Inception*
VelocityShares Tail Risk Hedged Large Cap ETF - NAV	8.66%
VelocityShares Tail Risk Hedged Large Cap ETF - Market Price**	8.71%
VelocityShares Tail Risk Hedged Large Cap Index	8.88%

Total Expense Ratio (per the current prospectus) 0.71%

*	The Fund commenced operations on June 21, 2013. Total return for a period of less than one year is not annualized.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

VelocityShares Tail Risk Hedged Large Cap Index: reflects the performance of a portfolio providing a target exposure of 85% to a large cap equity portfolio and a target exposure of 15% to a volatility strategy designed to hedge tail risk in the S&P 500. An investor cannot directly invest in an index. “VelocityShares” and the VelocityShares logo are trademarks of VelocityShares Index & Calculation Services, a division of VelocityShares, LLC.

www.velocitysharesetfs.com	9

PERFORMANCE OVERVIEW
VelocityShares Volatility Hedged Large Cap ETF November 30, 2013 (Unaudited)

INVESTMENT OBJECTIVE

The VelocityShares Volatility Hedged Large Cap ETF (“Exchange Traded Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Volatility Hedged LargeCap Index (the “Underlying Index”). The ETF normally invests 85% of its total assets in S&P 500 ETFs. The Fund also intends to invest 15% of its assets in swap agreements or other derivatives instead of investing directly in certain Underlying Volatility Index ETFs.

PERFORMANCE OVERVIEW

The VelocityShares Volatility Hedged Large Cap ETF (SPXH) listed on the NYSE Arca on June 21, 2013. For the five month period ended November 30, 2013 the Fund produced a total return of 12.04% in-line with the Fund’s Underlying Index, net of fees, which returned 12.29%. The Fund underperformed the S&P 500® which returned 14.78% for the same period.

The Fund’s assets invested in the Large Cap ETFs (SPDR S&P 500 ETF (SPY), Vanguard S&P 500 ETF (VOO) and iShares Core S&P 500 ETF (IVV)) contributed a return of 12.04%, and the assets invested in the Volatility Component were flat for the period.

Volatility, as measured by the VIX®, fell from 20.5 at the beginning of the period to 13.7 at the end of the fiscal year. The VIX spiked modestly in October during the government shutdown and debt ceiling debate, but that was short-lived. During the spike the Volatility Component moved from a net short exposure to a net long exposure then back to a net short exposure, and this movement resulted in a negative performance during the month. The strategy performed as expected: it moved from a net short volatility to a net long volatility exposure as volatility started to rise.

TOP HOLDINGS^ (% of Investments) as of 11.30.13
SPDR® S&P 500® ETF	33.34%
Vanguard® S&P 500® ETF	33.33%
iShares® Core S&P 500® ETF	33.33%
Total % of Top Holdings	100.00%
^ Future holdings are subject to change.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 11.30.13

Comparison of Change in Value of a hypothetical $10,000 investment in the VelocityShares Volatility Hedged Large Cap ETF

SECTOR ALLOCATION^ (% of Investments) as of 11.30.13
Equity Funds	100.00%
^ % of Total Investments

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10	Annual Report | November 30, 2013

PERFORMANCE OVERVIEW
VelocityShares Volatility Hedged Large Cap ETF November 30, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURN as of 11.30.13
Since Inception*
VelocityShares Volatility Hedged Large Cap ETF - NAV	12.04%
VelocityShares Volatility Hedged Large Cap ETF - Market Price**	12.12%
VelocityShares Volatility Hedged Large Cap Index	12.29%

Total Expense Ratio (per the current prospectus) 0.71%

*	The Fund commenced operations on June 21, 2013. Total return for a period of less than one year is not annualized.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

VelocityShares Volatility Hedged Large Cap Index: reflects the performance of a portfolio providing a target exposure of 85% to a large cap equity portfolio and a target exposure of 15% to a volatility strategy designed to hedge volatility risk in the S&P 500. An investor cannot directly invest in an index. “VelocityShares” and the VelocityShares logo are trademarks of VelocityShares Index & Calculation Services, a division of VelocityShares, LLC.

www.velocitysharesetfs.com	11

DISCLOSURE OF FUND EXPENSES
November 30, 2013 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2013.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expense Ratio(a)	Expense Paid During Period 6/1/13 - 11/30/13(b)
VelocityShares Emerging Markets DR ETF
Actual	$1,000.00	$1,050.20	0.65%	$3.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
VelocityShares Russia Select DR ETF
Actual	$1,000.00	$1,092.10	0.65%	$3.41
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
VelocityShares Emerging Asia DR ETF
Actual	$1,000.00	$1,106.50	0.65%	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
VelocityShares Tail Risk Hedged Large Cap ETF
Actual(c)	$1,000.00	$1,086.60	0.65%	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
VelocityShares Volatility Hedged Large Cap ETF
Actual(c)	$1,000.00	$1,120.40	0.65%	$3.08
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

(c)	Actual Expenses Paid During Period is based on expenses paid since commencement of operations of the Funds on June 21, 2013.

12	Annual Report | November 30, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, VelocityShares Emerging Asia DR ETF, VelocityShares Tail Risk Hedged Large Cap ETF, and VelocityShares Volatility Hedged Large Cap ETF, five of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2013, and the related statements of operations, changes in net assets, and the financial highlights for the period April 8, 2013 (Commencement of Operations) to November 30, 2013 for the VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, and VelocityShares Emerging Asia DR ETF, and the related statements of operations, changes in net assets, and the financial highlights for the period June 21, 2013 (Commencement of Operations) to November 30, 2013 for the VelocityShares Tail Risk Hedged Large Cap ETF and VelocityShares Volatility Hedged Large Cap ETF. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, VelocityShares Emerging Asia DR ETF, VelocityShares Tail Risk Hedged Large Cap ETF, and VelocityShares Volatility Hedged Large Cap ETF of the ALPS ETF Trust as of November 30, 2013, the results of their operations, the changes in their net assets, and the financials highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2014

www.velocitysharesetfs.com	13

SCHEDULE OF INVESTMENTS
VelocityShares Emerging Markets DR ETF November 30, 2013

Security Description	Shares	Value
COMMON STOCKS (91.51%)
Argentina (0.65%)
Alto Palermo SA, ADR	2	$43
Banco Macro SA, ADR(a)	55	1,728
BBVA Banco Frances SA, ADR(a)	67	613
Cresud SACIF y A, Sponsored ADR	49	555
Empresa Distribuidora Y Comercializadora Norte, ADR(a)	14	123
Grupo Financiero Galicia SA, ADR	130	1,638
IRSA Inversiones y Representaciones SA, Sponsored ADR	34	414
Pampa Energia SA, Sponsored ADR(a)	82	546
Petrobras Argentina SA, ADR	104	745
Telecom Argentina SA, Sponsored ADR(a)	63	1,260
Transportadora de Gas del Sur SA, Sponsored ADR	54	135
YPF SA, Sponsored ADR	302	8,975

		16,775

Brazil (11.46%)
AMBEV SA, ADR	7,220	54,583
Banco Bradesco SA, ADR	865	12,757
Banco Bradesco SA, ADR	3,344	44,375
Banco Santander Brasil SA, ADR	822	5,310
BrasilAgro - Co. Brasileira de Propriedades Agricolas, Sponsored ADR	51	217
Braskem SA, Sponsored ADR(a)	116	2,069
BRF - Brasil Foods SA, ADR	1,023	22,711
Centrais Eletricas Brasileiras SA, Sponsored ADR	426	1,091
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	534	5,687
Cia Energetica de Minas Gerais, Class C, Sponsored ADR	104	858
Cia Energetica de Minas Gerais, Sponsored ADR	847	7,072
Cia Siderurgica Nacional SA, Sponsored ADR	1,187	6,196
CPFL Energia SA, ADR	173	2,867
Embraer SA, ADR	258	8,001
Fibria Celulose SA, Sponsored ADR(a)	349	4,212
Gafisa SA, ADR(a)	340	1,013
Gerdau SA, Sponsored ADR	1,400	10,836
Gol Linhas Aereas Inteligentes SA, ADR(a)	166	725
Oi SA, ADR	1,313	2,075
Oi SA, Class C, ADR	425	723
Petroleo Brasileiro SA, ADR	2,357	37,571
Telefonica Brasil SA, ADR	455	8,854
Tim Participacoes SA, ADR	249	6,170
Ultrapar Participacoes SA, Sponsored ADR	647	16,020
Vale SA, Sponsored ADR	2,063	31,605

		293,598

Chile (2.03%)
Banco de Chile, ADR	42	3,645
Banco Santander Chile, ADR	244	5,456
Cencosud SA, ADR	556	6,110

Security Description	Shares	Value
Chile (continued)
Cia Cervecerias Unidas SA, ADR	86	$2,088
Corpbanca SA, ADR	163	3,161
Embotelladora Andina SA, Class A, ADR	51	1,143
Embotelladora Andina SA, Class B, ADR	50	1,495
Empresa Nacional de Electricidad SA, Sponsored ADR	171	7,486
Enersis SA, Sponsored ADR	606	9,478
Latam Airlines Group SA, Sponsored ADR	452	7,282
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	142	3,551
Vina Concha y Toro SA, Sponsored ADR	30	1,093

		51,988

China (17.52%)
21Vianet Group, Inc., ADR(a)	98	1,749
51job, Inc., ADR(a)	14	1,032
Acorn International, Inc., ADR(a)	9	14
Actions Semiconductor Co. Ltd., ADR(a)	106	272
Agria Corp., ADR(a)	43	68
AirMedia Group, Inc., ADR(a)	67	111
Aluminum Corp. of China Ltd., ADR(a)	246	2,283
ATA, Inc., ADR(a)	10	41
AutoNavi Holdings Ltd., ADR(a)	43	653
Baidu, Inc., Sponsored ADR(a)	428	71,292
Bitauto Holdings Ltd., ADR(a)	28	882
Bona Film Group Ltd., Sponsored ADR(a)	12	66
Camelot Information Systems, Inc., ADR(a)	62	122
Changyou.com Ltd., ADR(a)	17	479
Charm Communications, Inc., ADR	10	45
China Digital TV Holding Co. Ltd., ADR(a)	82	156
China Distance Education Holdings Ltd., ADR	14	246
China Eastern Airlines Corp. Ltd., ADR(a)	50	1,000
China Finance Online Co. Ltd., ADR(a)	19	77
China Hydroelectric Corp., ADR(a)	38	95
China Life Insurance Co. Ltd., ADR	786	37,885
China Lodging Group Ltd., Sponsored ADR(a)	28	736
China Ming Yang Wind Power Group Ltd., ADR(a)	101	236
China Mobile Ltd., Sponsored ADR	1,655	89,767
China Nepstar Chain Drugstore Ltd., ADR(a)	40	83
China New Borun Corp., ADR(a)	12	22
China Petroleum & Chemical Corp., ADR	404	34,857
China Southern Airlines Co. Ltd., Sponsored ADR	55	1,195
China Sunergy Co. Ltd., ADR(a)	8	49
China Techfaith Wireless Communication Technology Ltd., ADR(a)	57	85
China Telecom Corp. Ltd., ADR	216	11,638
China Unicom Hong Kong Ltd., ADR	710	11,225
China Xiniya Fashion Ltd., Sponsored ADR(a)	34	49
China Zenix Auto International Ltd., ADR(a)	23	57

14	Annual Report | November 30, 2013

SCHEDULE OF INVESTMENTS
VelocityShares Emerging Markets DR ETF November 30, 2013

Security Description	Shares	Value
China (continued)
ChinaCache International Holdings Ltd., Sponsored ADR(a)	22	$164
ChinaEdu Corp., ADR(a)	24	158
CNinsure, Inc., ADR(a)	44	215
CNOOC Ltd., ADR	256	52,398
Concord Medical Services Holdings Ltd., Sponsored ADR(a)	37	195
Country Style Cooking Restaurant Chain Co. Ltd., Sponsored ADR(a)	11	108
Ctrip.com International Ltd., ADR(a)	200	9,556
Daqo New Energy Corp., ADR(a)	6	230
E-Commerce China Dangdang, Inc., Sponsored ADR(a)	87	810
E-House China Holdings Ltd., ADR	111	1,185
eLong, Inc., Sponsored ADR(a)	4	71
Giant Interactive Group, Inc., ADR	156	1,752
Guangshen Railway Co. Ltd., Sponsored ADR	44	1,084
Hanwha SolarOne Co. Ltd., Sponsored ADR(a)	67	234
Home Inns & Hotels Management, Inc., ADR(a)	34	1,364
Huaneng Power International, Inc., Sponsored ADR	124	4,757
IFM Investments Ltd., ADR(a)	9	18
iSoftStone Holdings Ltd., ADR(a)	69	346
JA Solar Holdings Co. Ltd., ADR(a)	44	416
Jiayuan.com International Ltd., ADR	21	126
JinkoSolar Holding Co. Ltd., ADR(a)	18	529
Kingtone Wirelessinfo Solution Holding Ltd., ADR(a)	1	2
KongZhong Corp., ADR(a)	40	313
Ku6 Media Co. Ltd., Sponsored ADR(a)	21	60
LDK Solar Co. Ltd., ADR(a)	103	154
Le Gaga Holdings Ltd., ADR(a)	34	118
Lentuo International, Inc., Sponsored ADR(a)	18	50
LightInTheBox Holding Co. Ltd., ADR(a)	15	106
Linktone Ltd., ADR(a)	27	68
Mecox Lane Ltd., ADR(a)	7	31
Mindray Medical International Ltd., ADR	134	5,335
NetEase, Inc., ADR	114	8,186
New Oriental Education & Technology Group, Sponsored ADR	206	6,116
Ninetowns Internet Technology Group Co. Ltd., ADR(a)	35	62
Noah Education Holdings Ltd., ADR(a)	22	51
Noah Holdings Ltd., Sponsored ADR	27	542
NQ Mobile, Inc., ADR(a)	58	757
O2Micro International Ltd., ADR(a)	46	128
Ossen Innovation Co. Ltd., Sponsored ADR(a)	13	18
Pactera Technology International Ltd., ADR(a)	125	880
Perfect World Co. Ltd., Sponsored ADR	62	1,176
PetroChina Co. Ltd., ADR	336	39,997
Phoenix New Media Ltd., ADR(a)	52	513
Qihoo 360 Technology Co. Ltd., ADR(a)	120	9,782
RDA Microelectronics, Inc., Sponsored ADR	28	493

Security Description	Shares	Value
China (continued)
ReneSola Ltd., ADR(a)	99	$447
Renren, Inc., ADR(a)	211	629
Semiconductor Manufacturing International Corp., ADR(a)	732	2,965
Shanda Games Ltd., Sponsored ADR(a)	119	483
Simcere Pharmaceutical Group, ADR(a)	31	296
Sinopec Shanghai Petrochemical Co. Ltd., Sponsored ADR	37	1,637
Sky-mobi Ltd., Sponsored ADR(a)	15	53
SouFun Holdings Ltd., ADR	26	1,689
Spreadtrum Communications, Inc., ADR	60	1,837
TAL Education Group, ADR	53	1,044
Taomee Holdings Ltd., Sponsored ADR(a)	16	80
The9 Ltd., ADR(a)	29	75
Trina Solar Ltd., Sponsored ADR(a)	120	1,680
Vimicro International Corp., ADR(a)	30	63
Vipshop Holdings Ltd., ADR(a)	23	1,912
VisionChina Media, Inc., ADR(a)	5	44
WSP Holdings Ltd., ADR(a)	5	14
WuXi PharmaTech Cayman, Inc., ADR(a)	110	3,644
Xinyuan Real Estate Co. Ltd., ADR	51	282
Xueda Education Group, Sponsored ADR	45	254
Yanzhou Coal Mining Co. Ltd., Sponsored ADR	307	3,365
Yingli Green Energy Holding Co. Ltd., ADR(a)	166	872
Youku Tudou, Inc., ADR(a)	199	5,608
YY, Inc., ADR(a)	12	605
Zuoan Fashion Ltd., Sponsored ADR(a)	14	28

		448,827

Colombia (0.89%)
Bancolombia SA, Sponsored ADR	133	6,747
Ecopetrol SA, Sponsored ADR	391	15,965

		22,712

Egypt (0.32%)
Commercial International Bank Egypt
SAE, GDR(b)	934	5,137
Global Telecom Holding, GDR(a)(b)	822	2,721
Orascom Telecom Media And Technology Holding SAE, GDR(b)	788	370

		8,228

India (6.93%)
Axis Bank Ltd., GDR(b)	359	6,814
Dr. Reddy’s Laboratories Ltd., ADR	130	5,297
GAIL India Ltd., GDR(b)	79	2,430
HDFC Bank Ltd., ADR	618	20,505
ICICI Bank Ltd., Sponsored ADR	456	16,352
Infosys Ltd., Sponsored ADR	763	41,217
Larsen & Toubro Ltd., GDR(b)	345	5,686
Mahindra & Mahindra Ltd., Sponsored GDR(b)	472	7,245
Ranbaxy Laboratories Ltd., Sponsored GDR(a)(b)	198	1,320
Rediff.Com India Ltd., ADR(a)	23	51
Reliance Industries Ltd., Sponsored GDR(c)	1,264	34,558

www.velocitysharesetfs.com	15

SCHEDULE OF INVESTMENTS
VelocityShares Emerging Markets DR ETF November 30, 2013

Security Description	Shares	Value
India (continued)
Sesa Sterlite Ltd., ADR	489	$5,648
Sify Technologies Ltd., Sponsored ADR(a)	38	74
State Bank of India, GDR(b)	105	6,090
Tata Motors Ltd., Sponsored ADR	294	9,546
Tata Steel Ltd., GDR(b)	366	2,293
Wipro Ltd., ADR	930	10,853
WNS Holdings Ltd., ADR(a)	80	1,602

		177,581

Indonesia (0.50%)
Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	351	12,826

Kazakhstan (0.11%)
Halyk Savings Bank of Kazakhstan JSC, GDR(b)	140	1,400
Kazkommertsbank JSC, GDR(a)(b)	220	365
Zhaikmunai LP, GDR(b)	95	1,143

		2,908

Lebanon (0.11%)
BLOM Bank SAL, GDR(b)	108	956
Solidere, GDR(a)(b)	166	1,867

		2,823

Mexico (6.93%)
America Movil SAB de CV, Series A, ADR	60	1,395
America Movil SAB de CV, Series L, ADR	3,405	79,132
Cemex SAB de CV, Sponsored ADR(a)	1,816	19,849
Coca-Cola Femsa SAB de CV, Sponsored ADR	56	6,785
Desarrolladora Homex SAB de CV, ADR(a)	57	68
Empresas ICA SAB de CV, Sponsored ADR(a)	224	1,700
Fomento Economico Mexicano SAB de CV, Sponsored ADR	298	28,295
Gruma SAB de CV, Sponsored ADR(a)	86	2,393
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	39	1,071
Grupo Aeroportuario del Pacifico SAB de CV, ADR	58	3,024
Grupo Aeroportuario del Sureste SAB de CV, ADR	32	4,305
Grupo Financiero Santander Mexico SABde CV, Class B, ADR	541	7,601
Grupo Simec SAB de CV, Sponsored ADR(a)	50	555
Grupo Televisa SAB., Sponsored ADR	611	18,642
Industrias Bachoco SAB de CV, Sponsored ADR	12	477
Ternium SA, Sponsored ADR	83	2,217

		177,509

Nigeria (0.32%)
Guaranty Trust Bank PLC, GDR(b)	913	8,126

Peru (0.28%)
Cementos Pacasmayo SAA, ADR	72	775
Cia de Minas Buenaventura SA, ADR	289	3,410

Security Description	Shares	Value
Peru (continued)
Grana y Montero SA, ADR(a)	150	$2,955

		7,140

Phillipines (0.33%)
Philippine Long Distance Telephone Co., Sponsored ADR	136	8,504

Russia (14.88%)
AFI Development PLC, GDR(a)(b)	295	240
Cherkizovo Group OJSC GDR(a)(b)	51	553
Etalon Group Ltd., GDR(a)(b)	186	977
Eurasia Drilling Co. Ltd., GDR(b)	74	3,226
Federal Hydrogenerating Co. (RusHydro), JSC, ADR	1,660	2,785
Gazprom Neft OAO, Sponsored ADR	59	1,332
Gazprom OAO, Sponsored ADR	9,373	80,889
Global Ports Investments PLC, GDR(b)	94	1,307
Globaltrans Investment PLC, Sponsored GDR(b)	159	2,409
Hydraulic Machines and Systems Group PLC, GDR(b)	52	120
LSR Group, GDR(b)	262	989
Lukoil OAO, Sponsored ADR	823	51,026
Magnit OJSC, Sponsored GDR(b)	456	30,050
Magnitogorsk Iron & Steel Works, Sponsored GDR(a)(b)	191	587
Mail.ru Group Ltd., GDR	149	6,161
Mechel, Sponsored ADR(a)	215	451
MegaFon OAO, GDR(b)	145	4,678
MMC Norilsk Nickel OJSC, ADR	888	13,391
Mobile Telesystems OJSC, Sponsored ADR	793	16,716
NOMOS-BANK, GDR(a)(b)	65	983
Nord Gold NV, GDR(b)	66	96
NovaTek OAO, Sponsored GDR(b)	125	16,438
Novolipetsk Steel OJSC, GDR(b)	133	2,169
Novorossiysk Commercial Sea Port PJSC, GDR(b)	88	616
O’Key Group SA, GDR(b)	58	730
Pharmstandard OJSC, GDR(a)(b)	65	804
Phosagro OAO, GDR(b)	127	1,248
PIK Group, GDR(a)(b)	449	887
QIWI PLC, ADR	25	1,170
Ros Agro PLC, GDR(a)(b)	46	271
Rosneft OAO, GDR(b)	1,659	11,912
Rostelecom OJSC, Sponsored ADR	311	5,996
Sberbank of Russia, Sponsored ADR	4,282	53,354
Severstal OAO, GDR(b)	275	2,516
Sistema JSFC, Sponsored GDR(b)	273	7,488
Surgutneftegas OAO, Sponsored ADR	1,509	12,434
Tatneft OAO, Sponsored ADR	385	14,322
TMK OAO, GDR(b)	84	958
Uralkali OJSC, Sponsored GDR(b)	545	13,712
VimpelCom Ltd., Sponsored ADR	306	3,758
VTB Bank OJSC, GDR(b)	4,065	11,374

		381,123

16	Annual Report | November 30, 2013

SCHEDULE OF INVESTMENTS
VelocityShares Emerging Markets DR ETF November 30, 2013

Security Description	Shares	Value
South Africa (2.19%)
AngloGold Ashanti Ltd., Sponsored ADR	598	$8,127
DRDGOLD Ltd., Sponsored ADR	61	251
Gold Fields Ltd., Sponsored ADR	1,143	4,584
Harmony Gold Mining Co. Ltd., Sponsored ADR	574	1,636
MiX Telematics Ltd., ADR(a)	25	323
Sasol Ltd., Sponsored ADR	802	39,731
Sibanye Gold Ltd., Sponsored ADR	285	1,411

		56,063

South Korea (16.54%)
Gravity Co. Ltd., Sponsored ADR(a)	18	17
Hyundai Motor Co., GDR(b)	80	4,712
KB Financial Group, Inc., ADR	620	23,113
Korea Electric Power Corp., Sponsored ADR(a)	813	12,374
KT Corp., Sponsored ADR	401	6,284
LG Display Co. Ltd., ADR(a)	695	8,055
LG Electronics, Inc., GDR(b)(c)	36	423
Lotte Shopping Co. Ltd., GDR(b)(c)	433	7,954
POSCO, ADR	492	38,125
Samsung Electronics Co. Ltd., GDR(b)	383	271,164
Shinhan Financial Group Co. Ltd., ADR	751	31,722
SK Telecom Co. Ltd., ADR	557	13,301
Woori Finance Holdings Co. Ltd., ADR	182	6,503

		423,747

Taiwan (8.43%)
Acer, Inc., Sponsored GDR(a)(b)	826	2,221
Advanced Semiconductor Engineering, Inc., ADR	1,858	9,364
AU Optronics Corp., Sponsored ADR(a)	1,401	4,343
China Steel Corp., Sponsored GDR(b)	958	16,047
Chunghwa Telecom Co. Ltd., ADR	610	18,983
Himax Technologies, Inc., ADR	148	1,480
Hon Hai Precision Industry Co. Ltd., GDR(b)	8,878	46,432
Silicon Motion Technology Corp., ADR	53	791
Siliconware Precision Industries Co., Sponsored ADR	918	5,380
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	5,830	103,366
United Microelectronics Corp., Sponsored ADR	3,809	7,656

		216,063

Turkey (0.80%)
Turkcell Iletisim Hizmetleri AS, ADR(a)	496	7,599
Turkiye Garanti Bankasi AS, ADR	3,617	12,804

		20,403

Ukraine (0.04%)
Avangardco Investments Public Ltd., GDR(a)(b)	23	276
MHP SA, GDR(b)	37	629

		905

Security Description		Shares	Value
United States (0.25%)
Five Below, Inc.(a)		135	$2,295
KMG Chemicals, Inc.		258	4,012

			6,307

TOTAL COMMON STOCKS
(Cost $2,265,023)			2,344,156

PREFERRED STOCK (8.00%)
Argentina (0.04%)
Nortel Inversora SA, Series B, ADR(a)		41	940

Brazil (6.63%)
Centrais Eletricas Brasileiras SA, Series B, ADR		357	1,603
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Sponsored ADR		207	9,746
Cia Paranaense de Energia, Sponsored ADR		157	2,119
Itau Unibanco Holding SA, ADR		3,975	55,928
Petroleo Brasileiro SA, Series A, Sponsored ADR		3,238	53,557
Vale SA, Sponsored ADR		3,339	46,846

			169,799

Russia (0.00%)(d)
Mechel, Sponsored ADR		178	87

South Korea (1.33%)
Samsung Electronics Co. Ltd., GDR(b)		72	34,092

TOTAL PREFERRED STOCK
(Cost $218,008)			204,918

RIGHTS (0.00%)(d)
Chile (0.00%)(d)
Latam Airlines Group SA, Sponsored ADR, Strike Price: $15.22, Expiration Date: 01/12/2014		57	51

TOTAL RIGHTS
(Cost $0)			51

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (0.47%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000%(e)	12,075	12,075

TOTAL SHORT TERM INVESTMENTS
(Cost $12,075)			12,075

TOTAL INVESTMENTS (99.98%)
(Cost $2,495,106)			$2,561,200

NET OTHER ASSETS AND LIABILITIES (0.02%)			392

NET ASSETS (100.00%)			$2,561,592

(a)	Non-income producing security.

www.velocitysharesetfs.com	17

SCHEDULE OF INVESTMENTS
VelocityShares Emerging Markets DR ETF November 30, 2013

(b)

These securities initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. As of November 30, 2013, the aggregate market values of these securities were $561,412, representing 21.92% of the Fund’s net assets.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of November 30, 2013, the market values of these securities restricted under Rule 144A were $42,935, representing 1.68% of the Fund’s net assets.

(d)	Less than 0.005% of Net Assets.
(e)	Less than 0.0005%.

Common Abbreviations:

ADR - American Depositary Receipt.

AS - Anonim Sirket is the Turkish term for Incorporation.

GDR - Global Depositary Receipt.

JSC - Joint Stock Company.

JSFC - Joint Stock Financial Corporation.

LP - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OAO - Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.

OJSC - Open Joint Stock Company.

PJSC - Private Joint Stock Company.

PLC - Public Limited Company.

SA - Generally designates corporations in various countries, mostly those emloying the civil law.

SAA - Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.

SAB - Sociedad Anonima Busatil is the Spanish term used for publicly held company.

SAB de CV - A variable capital company.

SACIF y A - Sociedad Anonima Comercial, Industrial, Financiera Y Agropecuaria.

SAE - Societe Anonyme Egyptienne is the French term for a Joint Stock Company in Egypt.

SAL - Societe Anonyme Libanaise is the French term for a Joint Stock Company in Lebanon.

Tbk PT - Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

See Notes to Financial Statements.

18	Annual Report | November 30, 2013

SCHEDULE OF INVESTMENTS
VelocityShares Russia Select DR ETF November 30, 2013

Security Description	Shares	Value
COMMON STOCKS (99.80%)
Chemicals: Agricultural (5.07%)
Phosagro OAO, GDR(a)	3,386	$33,267
Uralkali OJSC, Sponsored GDR(a)	3,866	97,269

		130,536

Construction Materials (0.60%)
LSR Group, GDR(a)	4,109	15,516

Contract Drilling (1.78%)
Eurasia Drilling Co. Ltd., GDR(a)	1,052	45,867

Data Processing Services (1.30%)
QIWI PLC, ADR	716	33,494

Electric Utilities (1.08%)
Federal Hydrogenerating Co. (RusHydro), JSC, ADR	16,607	27,867

Food Retail (8.10%)
Five Below, Inc.(b)	1,973	33,541
Magnit OJSC, Sponsored GDR(a)	2,349	154,799
O’Key Group SA, GDR(a)	1,605	20,191

		208,531

Homebuilding (0.83%)
Etalon Group Ltd., GDR(a)(b)	4,066	21,347

Integrated Oil (35.93%)
Gazprom Neft OAO, Sponsored ADR	1,015	22,909
Gazprom OAO, Sponsored ADR	62,824	542,171
Lukoil OAO, Sponsored ADR	1,604	99,448
NovaTek OAO, Sponsored GDR(a)	581	76,401
Rosneft OAO, GDR(a)	12,949	92,974
Surgutneftegas OAO, Sponsored ADR	11,067	91,192

		925,095

Internet Software/Services (2.35%)
Mail.ru Group Ltd., GDR(a)	1,461	60,412

Major Telecommunications (2.75%)
Sistema JSFC, Sponsored GDR(a)	2,577	70,687

Oil & Gas Production (3.87%)
Tatneft OAO, Sponsored ADR	2,678	99,622

Oilfield Services/Equipment (1.75%)
Global Ports Investments PLC, GDR(a)	2,079	28,898
TMK OAO, GDR(a)	1,416	16,143

		45,041

Other Metals/Minerals (2.82%)
MMC Norilsk Nickel OJSC, ADR	4,818	72,655

Pharmaceuticals: Other (0.40%)
Pharmstandard OJSC, GDR(a)(b)	842	10,416

Security Description		Shares	Value
Railroads (1.12%)
Globaltrans Investment PLC, Sponsored GDR(a)		1,903	$28,830

Regional Banks (17.64%)
Sberbank of Russia, Sponsored ADR		28,668	357,203
VTB Bank OJSC, GDR(a)		34,666	96,996

			454,199

Specialty Communications (1.93%)
Rostelecom OJSC, Sponsored ADR		2,579	49,723

Steel (3.08%)
Magnitogorsk Iron & Steel Works, Sponsored GDR(a)(b)		3,550	10,906
Mechel, Sponsored ADR(b)		4,312	9,055
Novolipetsk Steel OJSC, GDR(a)		1,859	30,320
Severstal OAO, GDR(a)		3,162	28,932

			79,213

Wireless Telecommunications (7.40%)
MegaFon OAO, GDR(a)		1,468	47,357
Mobile Telesystems OJSC, Sponsored ADR		5,034	106,117
VimpelCom Ltd., Sponsored ADR		3,025	37,147

			190,621

TOTAL COMMON STOCKS
(Cost $2,485,256)			2,569,672

7 Day Yield		Shares	Value

SHORT TERM INVESTMENTS (0.19%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000%(c)	4,947	4,947

TOTAL SHORT TERM INVESTMENTS
(Cost $4,947)			4,947

TOTAL INVESTMENTS (99.99%)
(Cost $2,490,203)			$2,574,619

NET OTHER ASSETS AND LIABILITIES (0.01%)			132

NET ASSETS (100.00%)			$2,574,751

(a)	These securities initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. As of November 30, 2013, the aggregate market values of these securities were $987,528, representing 38.35% of the Fund’s net assets.
(b)	Non-income producing security.
(c)	Less than 0.0005%.

www.velocitysharesetfs.com	19

SCHEDULE OF INVESTMENTS
VelocityShares Russia Select DR ETF November 30, 2013

Common Abbreviations:

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

JSC - Joint Stock Company.

JSFC - Joint Stock Financial Corporation.

Ltd. - Limited.

OAO - Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.

OJSC - Open Joint Stock Company.

PLC - Public Limited Company.

SA - Generally designates corporations in various countries, mostly those emloying the civil law.

See Notes to Financial Statements.

20	Annual Report | November 30, 2013

SCHEDULE OF INVESTMENTS
VelocityShares Emerging Asia DR ETF
November 30, 2013

Security Description	Shares	Value
COMMON STOCKS (97.41%)
China (34.03%)
21Vianet Group, Inc., ADR(a)	936	$16,708
51job, Inc., ADR(a)	188	13,852
Acorn International, Inc., ADR(a)	89	142
Actions Semiconductor Co. Ltd., ADR(a)	1,371	3,523
Agria Corp., ADR(a)	549	862
AirMedia Group, Inc., ADR(a)	854	1,418
Aluminum Corp. of China Ltd., ADR(a)	3,164	29,362
ATA, Inc., ADR(a)	170	697
AutoNavi Holdings Ltd., ADR(a)	533	8,091
Baidu, Inc., Sponsored ADR(a)	5,463	909,972
Bitauto Holdings Ltd., ADR(a)	357	11,245
Bona Film Group Ltd., Sponsored ADR(a)	630	3,459
Camelot Information Systems, Inc., ADR(a)	782	1,533
Changyou.com Ltd., ADR(a)	219	6,167
Charm Communications, Inc., ADR	141	634
China Digital TV Holding Co. Ltd., ADR(a)	1,030	1,957
China Distance Education Holdings Ltd., ADR	283	4,967
China Eastern Airlines Corp. Ltd., ADR(a)	766	15,320
China Finance Online Co. Ltd., ADR(a)	255	1,028
China Hydroelectric Corp., ADR(a)	500	1,245
China Life Insurance Co. Ltd., ADR	10,021	483,012
China Lodging Group Ltd., Sponsored ADR(a)	382	10,043
China Ming Yang Wind Power Group Ltd., ADR(a)	1,749	4,093
China Mobile Ltd., Sponsored ADR	21,111	1,145,061
China Nepstar Chain Drugstore Ltd., ADR(a)	521	1,084
China New Borun Corp., ADR(a)	150	272
China Petroleum & Chemical Corp., ADR	5,152	444,515
China Southern Airlines Co. Ltd., Sponsored ADR	696	15,117
China Sunergy Co. Ltd., ADR(a)	181	1,108
China Techfaith Wireless Communication Technology Ltd., ADR(a)	567	845
China Telecom Corp. Ltd., ADR	2,799	150,810
China Unicom Hong Kong Ltd., ADR	9,060	143,239
China Xiniya Fashion Ltd., Sponsored ADR(a)	456	652
China Zenix Auto International Ltd., ADR(a)	310	769
ChinaCache International Holdings Ltd., Sponsored ADR(a)	294	2,190
ChinaEdu Corp., ADR(a)	224	1,474
CNinsure, Inc., ADR(a)	577	2,822
CNOOC Ltd., ADR	3,244	663,982
Concord Medical Services Holdings Ltd., Sponsored ADR(a)	455	2,398
Country Style Cooking Restaurant Chain Co. Ltd., Sponsored ADR(a)	126	1,241
Ctrip.com International Ltd., ADR(a)	2,618	125,088
Daqo New Energy Corp., ADR(a)	72	2,755
E-Commerce China Dangdang, Inc., Sponsored ADR(a)	1,120	10,427
E-House China Holdings Ltd., ADR	1,333	14,236

Security Description	Shares	Value
China (continued)
eLong, Inc., Sponsored ADR(a)	46	$819
Giant Interactive Group, Inc., ADR	2,181	24,493
Guangshen Railway Co. Ltd., Sponsored ADR	572	14,088
Hanwha SolarOne Co. Ltd., Sponsored ADR(a)	837	2,921
Home Inns & Hotels Management, Inc., ADR(a)	438	17,577
Huaneng Power International, Inc., Sponsored ADR	1,601	61,414
IFM Investments Ltd., ADR(a)	175	350
iSoftStone Holdings Ltd., ADR(a)	963	4,834
JA Solar Holdings Co. Ltd., ADR(a)	610	5,765
Jiayuan.com International Ltd., ADR	262	1,572
JinkoSolar Holding Co. Ltd., ADR(a)	282	8,288
Kingtone Wirelessinfo Solution Holding Ltd., ADR(a)	12	29
KongZhong Corp., ADR(a)	473	3,704
Ku6 Media Co. Ltd., Sponsored ADR(a)	268	766
LDK Solar Co. Ltd., ADR(a)	1,174	1,761
Le Gaga Holdings Ltd., ADR(a)	498	1,733
Lentuo International, Inc., Sponsored ADR(a)	232	640
LightInTheBox Holding Co. Ltd., ADR(a)	165	1,172
Linktone Ltd., ADR(a)	333	839
Mecox Lane Ltd., ADR(a)	84	366
Mindray Medical International Ltd., ADR	1,778	70,782
NetEase, Inc., ADR	1,457	104,627
New Oriental Education & Technology Group, Sponsored ADR	2,661	79,005
Ninetowns Internet Technology Group Co. Ltd., ADR(a)	426	754
Noah Education Holdings Ltd., ADR(a)	250	578
Noah Holdings Ltd., Sponsored ADR	354	7,112
NQ Mobile, Inc., ADR(a)	609	7,954
O2Micro International Ltd., ADR(a)	602	1,674
Ossen Innovation Co. Ltd., Sponsored ADR(a)	161	227
Pactera Technology International Ltd., ADR(a)	1,512	10,644
Perfect World Co. Ltd., Sponsored ADR	671	12,729
PetroChina Co. Ltd., ADR	4,262	507,348
Phoenix New Media Ltd., ADR(a)	666	6,567
Qihoo 360 Technology Co. Ltd., ADR(a)	1,548	126,193
RDA Microelectronics, Inc., Sponsored ADR	509	8,969
ReneSola Ltd., ADR(a)	1,449	6,549
Renren, Inc., ADR(a)	2,506	7,468
Semiconductor Manufacturing International Corp., ADR(a)	9,067	36,721
Shanda Games Ltd., Sponsored ADR(a)	1,386	5,627
Simcere Pharmaceutical Group, ADR(a)	240	2,294
Sinopec Shanghai Petrochemical Co. Ltd., Sponsored ADR	471	20,837
Sky-mobi Ltd., Sponsored ADR(a)	181	643
SouFun Holdings Ltd., ADR	331	21,498
Spreadtrum Communications, Inc., ADR	828	25,345
TAL Education Group, ADR	686	13,514
Taomee Holdings Ltd., Sponsored ADR(a)	252	1,260

www.velocitysharesetfs.com	21

SCHEDULE OF INVESTMENTS
VelocityShares Emerging Asia DR ETF November 30, 2013

Security Description	Shares	Value
China (continued)
The9 Ltd., ADR(a)	365	$945
Trina Solar Ltd., Sponsored ADR(a)	1,504	21,056
Vimicro International Corp., ADR(a)	372	777
Vipshop Holdings Ltd., ADR(a)	348	28,922
VisionChina Media, Inc., ADR(a)	66	575
WSP Holdings Ltd., ADR(a)	82	233
WuXi PharmaTech Cayman, Inc., ADR(a)	1,422	47,111
Xinyuan Real Estate Co. Ltd., ADR	997	5,513
Xueda Education Group, Sponsored ADR	566	3,198
Yanzhou Coal Mining Co. Ltd., Sponsored ADR	3,933	43,106
Yingli Green Energy Holding Co. Ltd., ADR(a)	2,117	11,114
Youku Tudou, Inc., ADR(a)	2,591	73,014
YY, Inc., ADR(a)	182	9,169
Zuoan Fashion Ltd., Sponsored ADR(a)	147	297

		5,744,495

India (13.43%)
Axis Bank Ltd., GDR(b)	4,650	88,257
Dr. Reddy’s Laboratories Ltd., ADR	1,678	68,378
GAIL India Ltd., GDR(b)	1,025	31,529
HDFC Bank Ltd., ADR	7,868	261,060
ICICI Bank Ltd., Sponsored ADR	5,685	203,864
Infosys Ltd., Sponsored ADR	9,733	525,777
Larsen & Toubro Ltd., GDR(b)	4,506	74,259
Mahindra & Mahindra Ltd., Sponsored GDR(b)	6,102	93,666
Ranbaxy Laboratories Ltd., Sponsored GDR(a)(b)	2,545	16,962
Rediff.Com India Ltd., ADR(a)	262	579
Reliance Industries Ltd., Sponsored GDR(c)	15,973	436,702
Sesa Sterlite Ltd., ADR	6,281	72,546
Sify Technologies Ltd., Sponsored ADR(a)	500	975
State Bank of India, GDR(b)	1,377	79,866
Tata Motors Ltd., Sponsored ADR	3,798	123,321
Tata Steel Ltd., GDR(b)	4,679	29,314
Wipro Ltd., ADR	11,870	138,523
WNS Holdings Ltd., ADR(a)	1,021	20,440

		2,266,018

Indonesia (0.97%)
Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	4,485	163,882

Phillipines (0.64%)
Philippine Long Distance Telephone Co., Sponsored ADR	1,731	108,239

South Korea (32.01%)
Gravity Co. Ltd., Sponsored ADR(a)	232	218
Hyundai Motor Co., GDR(b)	1,016	59,842
KB Financial Group, Inc., ADR	7,804	290,933
Korea Electric Power Corp., Sponsored ADR(a)	10,386	158,075
KT Corp., Sponsored ADR	5,162	80,889
LG Display Co. Ltd., ADR(a)	8,961	103,858
LG Electronics, Inc., GDR(b)(c)	667	7,831

Security Description		Shares	Value
South Korea (continued)
Lotte Shopping Co. Ltd., GDR(b)(c)		5,601	$102,890
POSCO, ADR		6,267	485,630
Samsung Electronics Co. Ltd., GDR(b)		4,876	3,452,208
Shinhan Financial Group Co. Ltd., ADR		9,577	404,533
SK Telecom Co. Ltd., ADR		7,197	171,864
Woori Finance Holdings Co. Ltd., ADR		2,333	83,358

			5,402,129

Taiwan (16.33%)
Acer, Inc., Sponsored GDR(a)(b)		10,585	28,463
Advanced Semiconductor Engineering, Inc., ADR		24,259	122,265
AU Optronics Corp., Sponsored ADR(a)		17,954	55,657
China Steel Corp., Sponsored GDR(b)		12,152	203,546
Chunghwa Telecom Co. Ltd., ADR		7,680	239,002
Himax Technologies, Inc., ADR		2,235	22,350
Hon Hai Precision Industry Co. Ltd., GDR(b)		113,043	591,215
Silicon Motion Technology Corp., ADR		685	10,227
Siliconware Precision Industries Co., Sponsored ADR		11,861	69,506
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR		74,336	1,317,977
United Microelectronics Corp., Sponsored ADR		48,097	96,675

			2,756,883

TOTAL COMMON STOCKS
(Cost $15,931,301)			16,441,646

PREFERRED STOCK (2.59%)
South Korea (2.59%)
Samsung Electronics Co. Ltd., GDR(b)		924	437,514

TOTAL PREFERRED STOCK
(Cost $411,113)			437,514

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (0.05%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000%(d)	8,086	8,086

TOTAL SHORT TERM INVESTMENTS
(Cost $8,086)			8,086

TOTAL INVESTMENTS (100.05%)
(Cost $16,350,500)			$16,887,246

NET LIABILITIES LESS OTHER ASSETS (-0.05%)			(8,464)

NET ASSETS (100.00%)			$16,878,782

22	Annual Report | November 30, 2013

SCHEDULE OF INVESTMENTS
VelocityShares Emerging Asia DR ETF
November 30, 2013

(a)	Non-income producing security.
(b)	These securities initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. As of November 30, 2013, the aggregate market values of these securities were $5,297,362, representing 31.38% of the Fund’s net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of November 30, 2013, the market values of these securities restricted under Rule 144A were $547,423, representing 3.24% of the Fund’s net assets.
(d)	Less than 0.0005%.

Common Abbreviations:

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

Ltd. - Limited.

Tbk PT - Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

See Notes to Financial Statements.

www.velocitysharesetfs.com	23

SCHEDULE OF INVESTMENTS
VelocityShares Tail Risk Hedged Large Cap ETF November 30, 2013

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (85.11%)
Equity Fund (85.11%)
iShares® Core S&P 500® ETF	2,085	$379,387
SPDR® S&P 500® ETF	2,097	379,557
Vanguard® S&P 500® ETF	2,290	379,453

		1,138,397

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,002,119)		1,138,397

TOTAL INVESTMENTS (85.11%)
(Cost $1,002,119)		$1,138,397

NET OTHER ASSETS AND LIABILITIES (14.89%)		199,180

NET ASSETS (100.00%)		$1,337,577

Common Abbreviations:

ETF - Exchange Traded Fund.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

TOTAL RETURN SWAP CONTRACTS(*)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Dates	Notional Amount	Unrealized Appreciation

S&P 500® VIX® Futures Tail Risk Index - Short Term	BNP Paribas	1.970%	08/04/2015	$5,546	$4

					$4

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Dates	Notional Amount	Unrealized Depreciation

S&P 500® VIX® Futures Tail Risk Index - Short Term	BNP Paribas	1.970%	02/03/2015	$192,807	$(36,226)
S&P 500® VIX® Futures Tail Risk Index - Short Term	BNP Paribas	1.970%	03/02/2015	16,505	(1,541)
S&P 500® VIX® Futures Tail Risk Index - Short Term	BNP Paribas	1.970%	08/04/2015	23,923	(521)

					$(38,288)

(*)

The Fund receives payments based on any positive return of the Reference Obligation net of the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation in addition to the rate paid by the Fund.

See Notes to Financial Statements.

24	Annual Report | November 30, 2013

SCHEDULE OF INVESTMENTS
VelocityShares Volatility Hedged Large Cap ETF November 30, 2013

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (85.09%)
Equity Fund (85.09%)
iShares® Core S&P 500® ETF	13,024	$2,369,847
SPDR® S&P 500® ETF	13,096	2,370,376
Vanguard® S&P 500® ETF	14,305	2,370,339

		7,110,562

TOTAL EXCHANGE TRADED FUNDS
(Cost $6,463,448)		7,110,562

TOTAL INVESTMENTS (85.09%)
(Cost $6,463,448)		$7,110,562

NET OTHER ASSETS AND LIABILITIES (14.91%)		1,245,959

NET ASSETS (100.00%)		$8,356,521

Common Abbreviations:

ETF - Exchange Traded Fund.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

TOTAL RETURN SWAP CONTRACTS(*)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Dates	Notional Amount	Unrealized Appreciation

S&P 500® VIX® Futures Variable Long/Short Index - Short Term	BNP Paribas	1.970%	02/03/2015	$754,851	$4,033
S&P 500® VIX® Futures Variable Long/Short Index - Short Term	BNP Paribas	1.970%	03/02/2015	9,512	263
S&P 500® VIX® Futures Variable Long/Short Index - Short Term	BNP Paribas	1.970%	04/01/2015	10,372	156
S&P 500® VIX® Futures Variable Long/Short Index - Short Term	BNP Paribas	1.970%	08/04/2015	453,217	13,974

					$18,426

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Dates	Notional Amount	Unrealized Depreciation

S&P 500® VIX® Futures Variable Long/Short Index - Short Term	BNP Paribas	1.970%	03/02/2015	$5,271	$(78)

					$(78)

(*)

The Fund receives payments based on any positive return of the Reference Obligation net of the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation in addition to the rate paid by the Fund.

See Notes to Financial Statements.

www.velocitysharesetfs.com	25

STATEMENTS OF ASSETS & LIABILITIES
November 30, 2013

	VelocityShares Emerging Markets DR ETF	VelocityShares Russia Select DR ETF	VelocityShares Emerging Asia DR ETF	VelocityShares Tail Risk Hedged Large Cap ETF	VelocityShares Volatility Hedged Large Cap ETF
ASSETS:
Investments, at value	$2,561,200	$2,574,619	$16,887,246	$1,138,397	$7,110,562
Cash	166	–	48	233,153	1,239,793
Receivable for investments sold	–	–	–	6,673	–
Receivable for foreign tax reclaims	60	–	237	–	–
Dividends receivable	1,527	1,537	56	–	–
Unrealized appreciation on total return swap contracts	–	–	–	4	18,426

Total Assets	2,562,953	2,576,156	16,887,587	1,378,227	8,368,781

LIABILITIES:
Payable to adviser	1,361	1,405	8,805	706	4,402
Payable due to broker for total return swap contracts	–	–	–	1,656	7,780
Unrealized depreciation on total return swap contracts	–	–	–	38,288	78

Total Liabilities	1,361	1,405	8,805	40,650	12,260

NET ASSETS	$2,561,592	$2,574,751	$16,878,782	$1,337,577	$8,356,521

NET ASSETS CONSIST OF:
Paid-in capital	$2,496,049	$2,504,089	$16,361,558	$1,299,150	$7,691,466
Accumulated net investment income/(loss)	3,282	4,066	(5,799)	–	–
Accumulated net realized gain/ (loss) on investments	(3,833)	(17,820)	(13,723)	(59,567)	(407)
Net unrealized appreciation on investments	66,094	84,416	536,746	97,994	665,462

NET ASSETS	$2,561,592	$2,574,751	$16,878,782	$1,337,577	$8,356,521

INVESTMENTS, AT COST	$2,495,106	$2,490,203	$16,350,500	$1,002,119	$6,463,448

PRICING OF SHARES:
Net Assets	$2,561,592	$2,574,751	$16,878,782	$1,337,577	$8,356,521
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	50,001	50,001	300,001	50,002	300,002
Net Asset Value, offering and redemption price per share	$51.23	$51.49	$56.26	$26.75	$27.85

See Notes to Financial Statements.

26	Annual Report | November 30, 2013

STATEMENTS OF OPERATIONS

	VelocityShares Emerging Markets DR ETF	VelocityShares Russia Select DR ETF	VelocityShares Emerging Asia DR ETF	VelocityShares Tail Risk Hedged Large Cap ETF	VelocityShares Volatility Hedged Large Cap ETF
	For the Period April 8, 2013 (commencement of operations) to November 30, 2013	For the Period April 8, 2013 (commencement of operations) to November 30, 2013	For the Period April 8, 2013 (commencement of operations) to November 30, 2013	For the Period June 21, 2013 (commencement of operations) to November 30, 2013	For the Period June 21, 2013 (commencement of operations) to November 30, 2013
INVESTMENT INCOME:
Dividends(a)	$50,843	$76,968	$59,178	$26,946	$43,964

Total Investment Income	50,843	76,968	59,178	26,946	43,964

EXPENSES:
Investment adviser fees	10,995	11,193	25,649	6,133	16,823

Total Expenses	10,995	11,193	25,649	6,133	16,823

NET INVESTMENT INCOME	39,848	65,775	33,529	20,813	27,141

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	(19,977)	(130,830)	(9,861)	199,200	772
Net realized loss on total return swap contracts	–	–	–	(66,390)	(7,781)

Net change in unrealized appreciation on investments	66,094	84,416	536,746	136,278	647,114
Net change in unrealized appreciation/(depreciation) on total return swap contracts	–	–	–	(38,284)	18,348

NET REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS	46,117	(46,414)	526,885	230,804	658,453

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$85,965	$19,361	$560,414	$251,617	$685,594

(a) Net of foreign tax withholding ($6,967, $17,713, $10,764, $0, and $0, respectively).

See Notes to Financial Statements.

www.velocitysharesetfs.com	27

STATEMENTS OF CHANGES IN NET ASSETS

	VelocityShares Emerging Markets DR ETF	VelocityShares Russia Select DR ETF	VelocityShares Emerging Asia DR ETF	VelocityShares Tail Risk Hedged Large Cap ETF	VelocityShares Volatility Hedged Large Cap ETF
	For the Period April 8, 2013 (commencement of operations) to November 30, 2013	For the Period April 8, 2013 (commencement of operations) to November 30, 2013	For the Period April 8, 2013 (commencement of operations) to November 30, 2013	For the Period June 21, 2013 (commencement of operations) to November 30, 2013	For the Period June 21, 2013 (commencement of operations) to November 30, 2013
OPERATIONS:
Net investment income	$39,848	$65,775	$33,529	$20,813	$27,141
Net realized gain/(loss) on investments and total return swap contracts	(19,977)	(130,830)	(9,861)	132,810	(7,009)
Net change in unrealized appreciation on investments and total return swap contracts	66,094	84,416	536,746	97,994	665,462

Net increase in net assets resulting from operations	85,965	19,361	560,414	251,617	685,594

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(36,566)	(61,709)	(43,190)	(18,058)	(20,539)
From tax return of capital	–	–	(1,659)	(1,713)	(9,582)

Total distributions	(36,566)	(61,709)	(44,849)	(19,771)	(30,121)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	5,000,050	5,000,050	18,840,950	5,000,050	7,701,048
Cost of shares redeemed	(2,487,857)	(2,382,951)	(2,477,733)	(3,894,319)	–

Net increase from share transactions	2,512,193	2,617,099	16,363,217	1,105,731	7,701,048

Net increase in net assets	2,561,592	2,574,751	16,878,782	1,337,577	8,356,521

NET ASSETS:
Beginning of period	–	–	–	–	–

End of period*	$2,561,592	$2,574,751	$16,878,782	$1,337,577	$8,356,521

*Including accumulated net investment income/(loss) of:	$3,282	$4,066	$(5,799)	$–	$–

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS
Beginning shares	–	–	–	–	–
Shares sold	100,001	100,001	350,001	200,002	300,002
Shares redeemed	(50,000)	(50,000)	(50,000)	(150,000)	–

Shares outstanding, end of period	50,001	50,001	300,001	50,002	300,002

See Notes to Financial Statements.

28	Annual Report | November 30, 2013

FINANCIAL HIGHLIGHTS
For the Shares Outstanding For the Period Presented

	VelocityShares Emerging Markets DR ETF	VelocityShares Russia Select DR ETF	VelocityShares Emerging Asia DR ETF	VelocityShares Tail Risk Hedged Large Cap ETF	VelocityShares Volatility Hedged Large Cap ETF
	For the Period April 8, 2013 (commencement of operations) to November 30, 2013	For the Period April 8, 2013 (commencement of operations) to November 30, 2013	For the Period April 8, 2013 (commencement of operations) to November 30, 2013	For the Period June 21, 2013 (commencement of operations) to November 30, 2013	For the Period June 21, 2013 (commencement of operations) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$50.00	$50.00	$50.00	$25.00	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.75	1.24	0.29	0.24	0.12
Net realized and unrealized gain	1.21	1.48	6.65	1.91	2.88

Total from investment operations	1.96	2.72	6.94	2.15	3.00

DISTRIBUTIONS:
From net investment income	(0.73)	(1.23)	(0.66)	(0.37)	(0.10)
From tax return of capital	–	–	(0.02)	(0.03)	(0.05)

Total distributions	(0.73)	(1.23)	(0.68)	(0.40)	(0.15)

NET INCREASE IN NET ASSET VALUE	1.23	1.49	6.26	1.75	2.85

NET ASSET VALUE, END OF YEAR	$51.23	$51.49	$56.26	$26.75	$27.85

TOTAL RETURN(b)	4.05%	5.54%	14.01%	8.66%	12.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,562	$2,575	$16,879	$1,338	$8,357
RATIO TO AVERAGE NET ASSETS:
Expenses(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income(c)	2.36%	3.82%	0.85%	2.21%	1.05%
PORTFOLIO TURNOVER RATE(d)	4%	16%	2%	4%	2%

(a)	Calculated using average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

www.velocitysharesetfs.com	29

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2013, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, VelocityShares Emerging Asia DR ETF, VelocityShares Tail Risk Hedged Large Cap ETF and VelocityShares Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF and VelocityShares Emerging Asia DR ETF commenced operations on April 8, 2013. The Velocity Shares Tail Risk Hedged Large Cap ETF and VelocityShares Volatility Hedged Large Cap ETF commenced operations on June 21, 2013.

The investment objective of the VelocityShares Emerging Markets DR ETF is to seek investment results that correspond generally to the performance, before fees and expenses, of its underlying index, the BNY Mellon Emerging Markets DR Index.

The investment objective of the VelocityShares Russia Select DR ETF is to seek investment results that correspond generally to the performance, before fees and expenses, of its underlying index, the BNY Mellon Russia Select DR Index.

The investment objective of the VelocityShares Emerging Asia DR ETF is to seek investment results that correspond generally to the performance, before fees and expenses, of its underlying index, the BNY Mellon Emerging Asia DR Index.

The investment objective of the VelocityShares Tail Risk Hedged Large Cap ETF is to seek investment results that correspond generally to the performance, before fees and expenses, of its underlying index, the VelocityShares Tail Risk-Hedged Large Cap Index.

The investment objective of the VelocityShares Volatility Hedged Large Cap ETF is to seek investment results that correspond generally to the performance, before fees and expenses, of its underlying index, the VelocityShares Volatility Hedged Large Cap Index. Together with the BNY Mellon Emerging Markets DR Index, BNY Mellon Russia Select DR Index, BNY Mellon Emerging Asia DR Index and VelocityShares Tail Risk Hedged Large Cap Index, the “Underlying Indexes”.

VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF and VelocityShares Emerging Asia DR ETF Funds Shares (“Shares”) are listed on The National Association of Securities Dealers Automated Quotation Stock Market LLC (“NAS-DAQ”). The VelocityShares Tail Risk Hedged Large Cap ETF and VelocityShares Volatility Hedged Large Cap ETF Fund Shares are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares at net asset value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE and NASDAQ, normally 4:00 p.m. Eastern Time, on each day the exchanges are open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the

30	Annual Report | November 30, 2013

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Concentration of Risk

The Funds seek to track the Underlying Indexes, which may have concentrations in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Funds.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by each Fund.

For the period ended November 30, 2013, permanent book and tax differences resulting primarily from in-kind transactions, swap adjustments, and investments in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
VelocityShares Emerging Markets DR ETF	$–	$16,144	$(16,144)
VelocityShares Russia Select DR ETF	$–	$113,010	$(113,010)
VelocityShares Emerging Asia DR ETF	$3,862	$(3,862)	$–
VelocityShares Tail Risk Hedged Large Cap ETF	$(2,755)	$(192,377)	$195,132
VelocityShares Volatility Hedged Large Cap ETF	$(6,602)	$6,602	$–

www.velocitysharesetfs.com	31

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

At November 30, 2013, the Fund had available for tax purposes unused capital loss carryforwards as follows:

	Short-Term	Long-Term
VelocityShares Emerging Markets DR ETF	$3,626	$–
VelocityShares Russia Select DR ETF	$13,766	$–
VelocityShares Emerging Asia DR ETF	$10,288	$–
VelocityShares Tail Risk Hedged Large Cap ETF	$59,567	$–
VelocityShares Volatility Hedged Large Cap ETF	$–	$–

Net investment income and net realized (loss), as disclosed on The Statement of Operations, and net assets were not affected by their reclassifications.

The tax character of the distributions paid for the period ended November 30, 2013, was as follows:

	Ordinary Income	Return of Capital	Total
VelocityShares Emerging Markets DR ETF	$36,566	$–	$36,566
VelocityShares Russia Select DR ETF	$61,709	$–	$61,709
VelocityShares Emerging Asia DR ETF	$43,190	$1,659	$44,849
VelocityShares Tail Risk Hedged Large Cap ETF	$18,058	$1,713	$19,771
VelocityShares Volatility Hedged Large Cap ETF	$20,539	$9,582	$30,121

As of November 30, 2013, the components of distributable earnings on a tax basis for the Fund were as follows:

	Undistributed Net Investment Income	Accumulated Capital Losses	Net Unrealized Appreciation on Investments	Total
VelocityShares Emerging Markets DR ETF	$5,442	$(3,626)	$63,727	$65,543
VelocityShares Russia Select DR ETF	$4,066	$(13,766)	$80,362	$70,662
VelocityShares Emerging Asia DR ETF	$–	$(10,288)	$527,512	$517,224
VelocityShares Tail Risk Hedged Large Cap ETF	$–	$(59,567)	$97,994	$38,427
VelocityShares Volatility Hedged Large Cap ETF	$–	$–	$665,055	$665,055

As of November 30, 2013, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/ (depreciation) on investments were as follows:

	Cost of investments for income tax purposes	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) on derivatives	Net Unrealized Appreciation/ (Depreciation)
VelocityShares Emerging Markets DR ETF	$2,497,473	$217,549	$(153,822)	$–	$63,727
VelocityShares Russia Select DR ETF	$2,494,257	$181,995	$(101,633)	$–	$80,362
VelocityShares Emerging Asia DR ETF	$16,359,734	$749,527	$(222,015)	$–	$527,512
VelocityShares Tail Risk Hedged Large Cap ETF	$1,002,119	$336,771	$(200,493)	$(38,284)	$97,994
VelocityShares Volatility Hedged Large Cap ETF	$6,463,855	$1,879,852	$(1,233,145)	$18,348	$665,055

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

32	Annual Report | November 30, 2013

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing each Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2013, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Being that the Funds’ commenced operations in 2013, no tax returns have been filed as of the date of this report.

G. Fair Value Measurements

Each Fund discloses the classification of fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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NOTES TO FINANCIAL STATEMENTS
November 30, 2013

The following is a summary of the inputs used to value each Fund’s investments at November 30, 2013:

VelocityShares Emerging Markets DR ETF

Investments in Securities at Value*	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks	$2,344,156	$–	$–	$2,344,156
Preferred Stocks	204,918	–	–	204,918
Rights	–	51	–	51
Short Term Investments	12,075	–	–	12,075
TOTAL	$2,561,149	$51	$–	$2,561,200

VelocityShares Russia Select DR ETF

Investments in Securities at Value*	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks	$2,569,672	$–	$–	$2,569,672
Short Term Investments	4,947	–	–	4,947
TOTAL	$2,574,619	$–	$–	$2,574,619

VelocityShares Emerging Asia DR ETF

Investments in Securities at Value*	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks	$16,441,646	$–	$–	$16,441,646
Preferred Stocks	437,514	–	–	437,514
Short Term Investments	8,086	–	–	8,086
TOTAL	$16,887,246	$–	$–	$16,887,246

VelocityShares Tail Risk Hedged Large Cap ETF

Investments in Securities at Value*	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Exchange Traded Funds	$1,138,397	$–	$–	$1,138,397
TOTAL	$1,138,397	$–	$–	$1,138,397

Other Financial Instruments**

Assets
Total Return Swap Contracts	$4	$–	$–	$4
Liabilities
Total Return Swap Contracts	$(38,288)	$–	$–	$(38,288)
Total	$(38,284)	$–	$–	$(38,284)

VelocityShares Volatility Hedged Large Cap ETF

Investments in Securities at Value*	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Exchange Traded Funds	$7,110,562	$–	$–	$7,110,562
TOTAL	$7,110,562	$–	$–	$7,110,562

Other Financial Instruments**

Assets
Total Return Swap Contracts	$18,426	$–	$–	$18,426
Liabilities
Total Return Swap Contracts	$(78)	$–	$–	$(78)
Total	$18,349	$–	$–	$18,349

*	For detailed country and industry descriptions, see the accompanying Schedule of Investments.
**	Other financial instruments are instruments not reflected in the Schedule of Investments.

34	Annual Report | November 30, 2013

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

Each Fund recognizes transfers between levels as of the end of the period. For the period ended November 30, 2013, each Fund did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

As a part of their investment strategy, the VelocityShares Tail Risk Hedged Large Cap ETF and the VelocityShares Volatility Hedged Large Cap ETF are permitted to purchase investment securities, and enter into various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations that permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Swaps: Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Coun-terparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Funds receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Funds’ obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank. The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

Swap Risk: The VelocityShares Tail Risk Hedged Large Cap ETF and the VelocityShares Volatility Hedged Large Cap ETF use swap agreements to obtain exposure to the volatility component of each Fund’s underlying index. Swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. The swap agreements are traded over the counter. The counterparty to swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions.

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NOTES TO FINANCIAL STATEMENTS
November 30, 2013

As a result, the VelocityShares Tail Risk Hedged Large Cap ETF and the VelocityShares Volatility Hedged Large Cap ETF are subject to credit risk with respect to amounts they expect to receive from counterparties to swaps entered into as part of their principal investment strategies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Funds could suffer significant losses on these contracts and the value of an investor’s investment in the Funds may decline. The Funds typically enter into swap transactions only with large, well capitalized and well established financial institutions. Swaps are less marketable because they are not traded on an exchange, do not have uniform terms and conditions, and are entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swap agreements may entail breakage costs if terminated prior to the final maturity date.

During the period ended November 30, 2013, the VelocityShares Tail Risk Hedged Large Cap ETF and the VelocityShares Volatility Hedged Large Cap ETF invested in swap agreements consistent with their investment strategies to gain exposure to certain indices. Swap agreements held at November 30, 2013 are disclosed in the Schedule of Investments. No other Funds held swap agreements at November 30, 2013.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended November 30, 2013(a):

Derivatives Not Accounted for as Hedging Instruments	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives Statements of Assets and Liabilities Location	Fair Value
VelocityShares Tail Risk Hedged Large Cap ETF
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$4	Unrealized depreciation on total return swap contracts	$38,288
		$4		$38,288

VelocityShares Volatility Hedged Large Cap ETF
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$18,426	Unrealized depreciation on total return swap contracts	$78
		$18,426		$78

(a)	For open derivative instruments as of November 30, 2013, see the Schedule of Investments.

The gains/(losses) in the table below are included in the “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statements of Operations.

The effect of derivatives Instruments on the Statements of Operations for the period ended November 30, 2013:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
VelocityShares Tail Risk Hedged Large Cap ETF
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation/ (depreciation) on total return swap contracts	$(66,390)	$(38,284)
		$(66,390)	$(38,284)

VelocityShares Volatility Hedged Large Cap ETF
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation/ (depreciation) on total return swap contracts	$(7,781)	$18,348
		$(7,781)	$18,348

36	Annual Report | November 30, 2013

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

Volume of derivative instruments for the Funds for the period ended November 30, 2013 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
VelocityShares Tail Risk Hedged Large Cap ETF
Total Return Swap Contracts	Notional Quantity	2,522

VelocityShares Volatility Hedged Large Cap ETF
Total Return Swap Contracts	Notional Quantity	2,712

Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity that has financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of November 30, 2013:

VelocityShares Tail Risk Hedged Large Cap ETF Offsetting of Derivatives Assets
November 30, 2013				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Cash Collateral Pledged	Net Amount
Total Return Swap Contracts	$ 4	$ –	$ 4	$ –	$ –	$ 4

VelocityShares Tail Risk Hedged Large Cap ETF Offsetting of Derivatives Liabilities
November 30, 2013				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Cash Collateral Pledged	Net Amount
Total Return Swap Contracts	$ 38,288	$ –	$ 38,288	$ –	$ –	$ 38,288

VelocityShares Volatility Hedged Large Cap ETF Offsetting of Derivatives Assets
November 30, 2013				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Asset	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Cash Collateral Pledged	Net Amount
Total Return Swap Contracts	$ 18,426	$ –	$ 18,426	$ –	$ –	$ 18,426

VelocityShares Tail Risk Hedged Large Cap ETF Offsetting of Derivatives Liabilities
November 30, 2013				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Cash Collateral Pledged	Net Amount
Total Return Swap Contracts	$ 78	$ –	$ 78	$ –	$ –	$ 78

www.velocitysharesetfs.com	37

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

4. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as each Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Investment Adviser a unitary fee for the services and facilities it provides, accrued daily on average net assets and payable on a monthly basis, at the annual rates listed below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
VelocityShares Emerging Markets DR ETF	0.65%
VelocityShares Russia Select DR ETF	0.65%
VelocityShares Emerging Asia DR ETF	0.65%
VelocityShares Tail Risk Hedged Large Cap ETF	0.65%
VelocityShares Volatility Hedged Large Cap ETF	0.65%

Out of the unitary management fees, the Investment Adviser pays substantially all expenses of the Funds, including the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business. In addition, the Investment Adviser’s unitary management fees are designed to compensate the Investment Adviser for providing services for the Funds.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $5,000, $3,750 for each regularly scheduled Board meeting attended and $1,500 for each special meeting held outside of regularly scheduled meetings.

5. PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2013, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
VelocityShares Emerging Markets DR ETF	$100,292	$89,364
VelocityShares Russia Select DR ETF	$423,470	$385,504
VelocityShares Emerging Asia DR ETF	$137,435	$2,559,577
VelocityShares Tail Risk Hedged Large Cap ETF	$85,383	$59,748
VelocityShares Volatility Hedged Large Cap ETF	$92,240	$100,398

For the period ended November 30, 2013, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

	Purchases	Sales
VelocityShares Emerging Markets DR ETF	$4,980,058	$2,487,742
VelocityShares Russia Select DR ETF	$4,961,152	$2,383,032
VelocityShares Emerging Asia DR ETF	$18,774,431	$–
VelocityShares Tail Risk Hedged Large Cap ETF	$4,143,442	$3,366,160
VelocityShares Volatility Hedged Large Cap ETF	$6,470,834	$–

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

6. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

38	Annual Report | November 30, 2013

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds are currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on the financial statements.

www.velocitysharesetfs.com	39

ADDITIONAL INFORMATION
November 30, 2013 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

TAX INFORMATION

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designate the following:

	Foreign Taxes Paid	Foreign Source Income
VelocityShares Emerging Markets DR ETF	$5,325	$53,614
VelocityShares Russia Select DR ETF	$9,220	$93,538
VelocityShares Emerging Asia DR ETF	$9,908	$70,534

40	Annual Report | November 30, 2013

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT
November 30, 2013 (Unaudited)

VELOCITYSHARES VOLATILITY HEDGED LARGE CAP ETF

At an in-person meeting held on September 10, 2012, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the VelocityShares Volatility Hedged Large Cap ETF (“SPXH”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for SPXH, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s materials regarding consideration of approval of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to approve the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for SPXH, financial information regarding the Adviser, its parent company, information describing the Adviser’s current organizations and the background and experience of the persons who would be responsible for the day-to-day management of SPXH, the nature and quality of services provided to other exchange-traded (“ETFs”), open-end and closed-end funds by the Adviser. Based upon their review, the Board concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to SPXH are expected to be satisfactory.

The Independent Trustees noted the services to be provided by the Adviser for the proposed annual advisory fee of 0.65% of SPXH’s average daily net assets. The Independent Trustees noted that the advisory fees proposed for SPXH were unitary fees pursuant to which the Adviser will assume all expenses of SPXH (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Based on its review, the Independent Trustees concluded that the expected profitability of SPXH to the Adviser was not unreasonable.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained information regarding comparisons of the proposed cost and expense structures of SPXH with other funds’ cost and expense structures. The Independent Trustees also reviewed the comparative fee information in a separate peer group analysis prepared by ALPS Fund Services, Inc. (“ALPS”). In determining the weight to be accorded the Lipper and ALPS comparative fee data respectively, the Board took into account that the Lipper group consisted solely of large cap core ETFs, which the Adviser does not believe is a representative peer group given the unique volatility hedging strategy SPXH will employ. The Board noted that the only 1940 Act ETF which utilizes a comparable volatility hedging strategy is the First Trust CBOE VIX Tail Hedge Index Fund, which charges a management fee of 0.60%. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for SPXH was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with SPXH and concluded that the advisory fee was reasonable taking into account any such benefits. The Independent Trustees considered the extent to which economies of scale would be realized as SPXH grows and whether the fee level reflects a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. Because SPXH is newly organized, the Board reviewed the unitary advisory fee proposed for SPXH and anticipated expenses of the Fund and determined to review economies of scale in the future when SPXH had attracted assets.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of SPXH. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

www.velocitysharesetfs.com	41

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT
November 30, 2013 (Unaudited)

VELOCITYSHARES TAIL RISK HEDGED LARGE CAP ETF

At an in-person meeting held on September 10, 2012, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the VelocityShares Tail Risk Hedged Large Cap ETF (“TRSK”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for TRSK, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s materials regarding consideration of approval of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to approve the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for TRSK, financial information regarding the Adviser, its parent company, information describing the Adviser’s current organizations and the background and experience of the persons who would be responsible for the day-to-day management of TRSK, the nature and quality of services provided to other exchange-traded (“ETFs”), open-end and closed-end funds by the Adviser. Based upon their review, the Board concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to TRSK are expected to be satisfactory.

The Independent Trustees noted the services to be provided by the Adviser for the proposed annual advisory fee of 0.65% of TRSK’s average daily net assets. The Independent Trustees noted that the advisory fees proposed for TRSK were unitary fees pursuant to which the Adviser will assume all expenses of TRSK (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. . Based on its review, the Independent Trustees concluded that the expected profitability of TRSK to the Adviser was not unreasonable.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained information regarding comparisons of the proposed cost and expense structures of TRSK with other funds’ cost and expense structures. The Independent Trustees also reviewed the comparative fee information in a separate peer group analysis prepared by ALPS Fund Services, Inc. (“ALPS”). In determining the weight to be accorded the Lipper and ALPS comparative fee data respectively, the Independent Trustees took into account that the Lipper group consisted solely of large cap core ETFs, which the Adviser does not believe is a representative peer group given the unique volatility hedging strategy TRSK will employ. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for TRSK was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with TRSK and concluded that the advisory fee was reasonable taking into account any such benefits. The Independent Trustees considered the extent to which economies of scale would be realized as TRSK grows and whether fee level reflects a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. Because TRSK is newly organized, the Independent Trustees reviewed the unitary advisory fee proposed for TRSK and anticipated expenses of the Fund and determined to review economies of scale in the future when TRSK had attracted assets.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of TRSK and its shareholders. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

42	Annual Report | November 30, 2013

TRUSTEES & OFFICERS
November 30, 2013 (Unaudited)

INDEPENDENT TRUSTEES

Name, Ad- dress and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Committee, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Urban Land Conservancy (a not-for-profit organization), 2004 - present; Director, National Western Stock Show (not-for- profit organization).

				22	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

www.velocitysharesetfs.com	43

TRUSTEES & OFFICERS
November 30, 2013 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (7 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

44	Annual Report | November 30, 2013

TRUSTEES & OFFICERS
November 30, 2013 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of ALPS, ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson has served as Secretary of the Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Ms. Nelson received her Bachelor of Arts in Political Science, magna cum laude, from the University of New Hampshire and Juris Doctorate from the University of Denver.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Senior Paralegal. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

www.velocitysharesetfs.com	45

# BARRON'S 400℠ ETF

## ANNUAL REPORT

# BFOR

ALPS ETF TRUST | November 30, 2013

Barron’s 400SM ETF
Performance Overview	November 30, 2013 (Unaudited)

Investment Objective

The Barron’s 400SM ETF (BFOR) seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (B400 or the “Underlying Index”).

The Barron’s 400SM ETF allows you to access some of America’s high performing companies in a single share. Its underlying index seeks to collect the highest rated companies in the U.S. stock according to MarketGrader’s fundamental analysis, which measures them based on growth, valuation, profitability and cash flow. This process is based on rigorous measures of financial health. Four key attributes distinguish the Barron’s 400 IndexSM from other broad market benchmarks, providing you with an intelligent portfolio built from the bottom up.

Performance Overview

The Barron’s 400SM ETF was listed on NYSE Arca on June 3, 2013. Since then, through November 30, 2013, the fund NAV gained 17.20% net of fees, closely tracking its benchmark, the Barron’s 400 IndexSM, which gained 17.58% on a total return basis.

The Barron’s 400 IndexSM (B400) itself outperformed the Dow Jones U.S. Total Stock Market Index (DWCF), the broadest measure of the U.S. equity market, by 568 basis points (5.68 percentage points) over the same period of time, through November 30, 2013. It also outpaced the S&P 500 Index’s 11.24% total return, an outperformance of 633 basis points (6.33 percentage points).

The strong performance turned in by the index over this six-month period was broad-based and not attributed to any particular group of stocks or to a particular sector. Of the 573 companies held by the index from June 3 to November 30 (the number exceeds 400 since the index was rebalanced on September 20 when 173 companies were replaced), 432 had overall price gains while members of B400. This amounts to 75.4% of all stocks held during this period. 146 of these, or 25.5% of all stocks held, had a gain of at least 20% while in the Barron’s 400.

A closer look at the sector breakdown across all gainers reveals the breadth of the rally in B400 stocks during this six-month period, in a way that was closely aligned with overall sector representation in the index during this time. Consumer Discretionary stocks had the largest representation among gainers with 90 stocks, or 20.8% of all stocks with positive performance. It was closely followed by Financials and Industrials, with 85 and 79 stocks, or 19.7% and 18.3%, respectively, among all stocks with price gains for the period. These three sectors were also the three largest ones in B400 over the last six months.

Among the 141 stocks whose performance was detrimental to that of B400 during the period, only 15, or 10.6% of all decliners, experienced a loss greater than 20%; only 38, or 27% had a double-digit drop for the period. The sector breakdown for all decliners, as was the case for all gainers, was also closely aligned with the overall sector breakdown for the index between June and November. The table below displays the list of Barron’s 400 top ten gainers and losers during the period they were held by the index between June 3 and November 29, 2013.

Top Gainers	Name	Sector	Performance (%)*
IGTE	iGate Corporation	Technology	131.22
NUS	Nu Skin Enterprises	Consumer Staples	120.49
CAMP	CalAmp Corp.	Technology	86.68
TASR	TASER International	Industrials	80.95
AKRX	Akorn, Inc.	Health Care	79.44
HOMB	Home BancShares, Inc.	Financials	71.94
MDSO	Medidata Solutions, Inc.	Industrials	70.19
BOFI	BofI Holding, Inc.	Financials	68.99
QCOR	Questcor Pharmaceuticals	Health Care	64.71
MKTX	MarketAxess Holdings Inc.	Financials	61.62

Top Decliners	Name	Sector	Performance (%)*
EBIX	Ebix, Inc.	Financials	-49.70
TWI	Titan International, Inc.	Industrials	-35.84
CVI	CVR Energy, Inc.	Energy	-35.83
ONE	Higher One Holdings, Inc.	Industrials	-34.36
FRAN	Francesca’s Holdings Corp.	Consumer Discretionary	-31.95
TSO	Tesoro Corporation	Energy	-26.61
REGI	Renewable Energy Group	Materials	-25.49
IDCC	InterDigital, Inc.	Technology	-25.27
AEO	American Eagle Outfitters	Consumer Discretionary	-24.91
ISRG	Intuitive Surgical, Inc.	Health Care	-24.65

*	Price-only returns. Sources: MarketGrader.com, FactSet.

1  |  November 30, 2013

Barron’s 400SM ETF
Performance Overview	November 30, 2013 (Unaudited)

GROWTH OF $10,000 (as of November 30, 2013)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND PERFORMANCE (as of November 30, 2013)

Since Inception^
Barron’s 400SM ETF – NAV	17.20%
Barron’s 400SM ETF – Market Price*	17.20%
Barron’s 400 IndexSM(1)	17.58%

Total Expense Ratio (per the current prospectus) 0.65%

Performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1-866-759-5679 for current month end performance.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on June 4, 2013. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

(1)

The Barron’s 400 IndexSM, calculated by NYSE Euronext or its affiliates, measures the performance of a diversified group of U.S. companies selected in part based on fundamentals-related rules-based criteria. The index includes companies that have scored highest according to fundamentals-related rankings calculated by MarketGrader. Additional rules-based screening provides for sector and market cap diversification. The Index has been licensed to MarketGrader Capital LLC for use with the Barron’s 400 IndexSM. You cannot invest directly in an index.

Dow Jones U.S. Total Stock Market Index: A market-capitalization-weighted index maintained by Dow Jones Indexes providing broad-based coverage of the U.S. stock market. The Dow Jones U.S. Market Index, considered a total market index, represents the top 95% of the U.S. stock market based on market capitalization.

S&P 500® Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. You cannot invest directly into an index. Funds that emphasize investments in small/mid cap companies will generally experience greater price volatility.

Barron’s 400SM ETF shares are not individually redeemable. Investors buy and sell shares of the Barron’s 400SM ETF on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

2  |  November 30, 2013

Barron’s 400SM ETF
Performance Overview	November 30, 2013 (Unaudited)

TOP TEN HOLDINGS (as a % of Net Assets) †		SECTOR ALLOCATION (% of Total Investments) †
CalAmp Corp.	0.34%
Santarus, Inc.	0.33%
Anika Therapeutics, Inc.	0.33%
Outerwall, Inc.	0.33%
Ambarella, Inc.	0.32%
Delek US Holdings, Inc.	0.32%
Akorn, Inc.	0.32%
US Silica Holdings, Inc.	0.32%
HCI Group, Inc.	0.32%
Winnebago Industries, Inc.	0.32%
Top Ten Holdings	3.25%

†	Holdings and sector allocations are subject to change.

3  |  November 30, 2013

Barron’s 400SM ETF
Disclosure of Fund Expenses	November 30, 2013 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2013.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expense Ratio(a)	Expense Paid During Period 6/1/13 - 11/30/13(b)
Actual (c)	$1,000.00	$1,172.00	0.65%	$3.48
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

(c)	The Fund commenced operations on June 4, 2013, and as such the actual expenses paid during the period were based on 180 days.

4  |  November 30, 2013

Barron’s 400SM ETF
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barron’s 400SM ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2013, and the related statements of operations, changes in net assets, and the financial highlight for the period June 4, 2013 (Commencement) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barron’s 400SM ETF of the ALPS ETF Trust as of November 30, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period June 4, 2013 (Commencement) to November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2014

5  |  November 30, 2013

Barron’s 400SM ETF
Schedule of Investments	November 30, 2013

Security Description	Shares	Value

COMMON STOCKS (96.48%)
Basic Materials (3.87%)
American Pacific Corp.(a)	8,444	$349,159
American Vanguard Corp.	15,982	459,163
Axiall Corp.	10,720	485,616
CF Industries Holdings, Inc.	2,019	438,890
Eastman Chemical Co.	5,394	415,500
FMC Corp.	5,952	433,663
Gold Resource Corp.	56,765	292,907
Innospec, Inc.	9,192	447,742
International Paper Co.	8,818	411,360
NewMarket Corp.	1,422	460,657
PPG Industries, Inc.	2,512	462,359
Praxair, Inc.	3,424	432,314
Quaker Chemical Corp.	6,042	489,643
Sigma-Aldrich Corp.	4,870	419,989
US Silica Holdings, Inc.	16,820	580,459
Westlake Chemical Corp.	3,956	445,366

Total Basic Materials		7,024,787

Communications (7.03%)
CalAmp Corp.(a)	24,673	615,344
Cisco Systems, Inc.	17,062	362,568
Comcast Corp., Class A	9,566	477,056
Entravision Communications Corp., Class A	80,231	530,327
F5 Networks, Inc.(a)	4,592	377,738
FactSet Research Systems, Inc.	3,878	438,214
Google, Inc., Class A(a)	496	525,557
IDT Corp., Class B	24,584	546,010
InterDigital, Inc.	11,428	387,295
IPG Photonics Corp.	7,082	513,587
Liberty Media Corp., Class A(a)	2,834	434,906
NeuStar, Inc., Class A(a)	8,184	398,970
Nexstar Broadcasting Group, Inc., Class A	11,278	560,178
NIC, Inc.	19,375	472,363
OpenTable, Inc.(a)	5,736	479,358
Overstock.com, Inc.(a)	14,644	410,032
Perficient, Inc.(a)	24,368	528,297
Plantronics, Inc.	8,996	402,391
priceline.com, Inc.(a)	388	462,624
Scripps Networks Interactive, Inc., Class A	5,488	409,350
Shutterstock, Inc.(a)	7,164	529,992
Stamps.com, Inc.(a)	9,399	433,012
Time Warner Cable, Inc.	3,740	516,943
TripAdvisor, Inc.(a)	5,696	503,071
Ubiquiti Networks, Inc.	12,774	503,296
Walt Disney Co.	6,290	443,697
Yahoo! Inc.(a)	13,896	513,874

Total Communications		12,776,050

Consumer, Cyclical (20.03%)
Advance Auto Parts, Inc.	5,210	526,262
AFC Enterprises, Inc.(a)	9,566	416,982
Alaska Air Group, Inc.	6,734	523,501
Allegiant Travel Co.(a)	4,172	461,840
ANN, Inc.(a)	11,526	411,132
Arctic Cat, Inc.	7,308	411,221
Bally Technologies, Inc.(a)	5,607	418,114

6  |  November 30, 2013

Barron’s 400SM ETF
Schedule of Investments	November 30, 2013

Security Description	Shares	Value

Consumer, Cyclical (continued)
Bed Bath & Beyond, Inc.(a)	5,452	$425,420
BorgWarner, Inc.	4,180	447,971
Brunswick Corp.	10,372	474,001
Buckle, Inc.	7,810	414,399
Buffalo Wild Wings, Inc.(a)	3,798	570,611
Chipotle Mexican Grill, Inc.(a)	958	501,858
Churchill Downs, Inc.	4,862	436,851
Coach, Inc.	7,722	447,104
Cooper Tire & Rubber Co.	13,544	333,182
Dollar General Corp.(a)	7,314	416,459
Dollar Tree, Inc.(a)	7,312	406,913
Dorman Products, Inc.	8,386	417,455
Express, Inc.(a)	18,662	459,272
Family Dollar Stores, Inc.	5,735	400,131
Fastenal Co.	8,314	386,850
First Cash Financial Services, Inc.(a)	7,182	456,632
Foot Locker, Inc.	12,593	489,742
Fossil Group, Inc.(a)	3,630	461,990
Fox Factory Holding Corp.(a)	22,872	420,387
Francesca’s Holdings Corp.(a)	21,118	414,335
Gap, Inc.	10,010	410,110
Genuine Parts Co.	5,176	428,780
G-III Apparel Group, Ltd.(a)	7,854	473,204
GNC Holdings, Inc., Class A	7,996	481,199
Goodyear Tire & Rubber Co.	19,132	425,878
Hanesbrands, Inc.	6,631	464,833
Hibbett Sports, Inc.(a)	7,660	494,606
Home Depot, Inc.	5,424	437,554
HSN, Inc.	7,760	445,424
Las Vegas Sands Corp.	6,570	470,938
LeapFrog Enterprises, Inc.(a)	44,520	383,317
Lear Corp.	5,914	490,330
Lumber Liquidators Holdings, Inc.(a)	3,776	380,205
Macy’s, Inc.	9,293	494,945
McDonald’s Corp.	4,310	419,665
MDC Holdings, Inc.	13,090	395,580
Multimedia Games Holding Co., Inc.(a)	12,125	351,625
NIKE, Inc., Class B	6,140	485,920
Nordstrom, Inc.	7,352	457,368
Nu Skin Enterprises, Inc., Class A	4,474	571,955
O’Reilly Automotive, Inc.(a)	3,314	414,117
Panera Bread Co., Class A(a)	2,448	433,027
Papa John’s International, Inc.	5,984	507,892
PetMed Express, Inc.	26,296	414,951
PetSmart, Inc.	5,770	427,615
Pier 1 Imports, Inc.	17,972	400,596
Polaris Industries, Inc.	3,344	446,324
Ralph Lauren Corp.	2,482	434,921
Ross Stores, Inc.	5,824	445,303
Ryland Group, Inc.	9,940	392,829
Spirit Airlines, Inc.(a)	12,362	567,046
Standard Pacific Corp.(a)	50,986	417,065
Starbucks Corp.	5,518	449,496
Steven Madden, Ltd.(a)	11,739	457,351
TiVo, Inc.(a)	34,366	440,916
TJX Cos, Inc.	7,436	467,576
Toro Co.	7,696	474,920

7  |  November 30, 2013

Barron’s 400SM ETF
Schedule of Investments	November 30, 2013

Security Description	Shares	Value

Consumer, Cyclical (continued)
Tractor Supply Co.	6,512	$476,744
TRW Automotive Holdings Corp.(a)	5,826	452,098
Ulta Salon Cosmetics & Fragrance, Inc.(a)	3,503	444,671
Under Armour, Inc., Class A(a)	5,480	442,236
Urban Outfitters, Inc.(a)	11,120	433,902
US Airways Group, Inc.(a)	22,698	532,949
Vera Bradley, Inc.(a)	21,104	530,132
Vitamin Shoppe, Inc.(a)	10,218	554,530
Wabash National Corp.(a)	35,980	436,797
WABCO Holdings, Inc.(a)	4,992	442,291
Wal-Mart Stores, Inc.	5,550	449,606
Wesco Aircraft Holdings, Inc.(a)	20,254	422,904
Williams-Sonoma, Inc.	7,312	432,285
Winnebago Industries, Inc.(a)	18,600	575,856
World Fuel Services Corp.	11,294	433,690
WW Grainger, Inc.	1,554	400,808
Zumiez, Inc.(a)	15,062	418,272

Total Consumer, Cyclical		36,385,767

Consumer, Non-Cyclical (18.25%)
Akorn, Inc.(a)	22,564	581,023
Alexion Pharmaceuticals, Inc.(a)	3,594	447,453
Allergan, Inc.	4,786	464,481
Alliance Data Systems Corp.(a)	1,982	480,159
American Public Education, Inc.(a)	10,902	492,661
Amgen, Inc.	3,594	410,004
Anika Therapeutics, Inc.(a)	17,578	603,805
Auxilium Pharmaceuticals, Inc.(a)	23,081	471,083
Barrett Business Services, Inc.	5,884	497,316
Biogen Idec, Inc.(a)	1,734	504,542
Boston Beer Co., Inc., Class A(a)	1,712	419,098
Cardtronics, Inc.(a)	11,554	492,085
Celgene Corp.(a)	2,816	455,544
Cooper Cos, Inc.	3,150	414,981
DaVita HealthCare Partners, Inc.(a)	7,264	432,571
Deluxe Corp.	10,456	519,558
Edwards Lifesciences Corp.(a)	5,962	390,690
Eli Lilly & Co.	7,854	394,428
Estee Lauder Cos, Inc., Class A	5,896	441,964
FleetCor Technologies, Inc.(a)	3,870	471,289
Flowers Foods, Inc.	19,448	422,605
Fresh Market, Inc.(a)	8,497	345,913
Gartner, Inc.(a)	7,350	475,178
General Mills, Inc.	8,444	425,831
Gilead Sciences, Inc.(a)	6,630	495,990
Grand Canyon Education, Inc.(a)	10,672	486,003
Green Mountain Coffee Roasters, Inc.(a)	4,824	325,041
H&R Block, Inc.	15,176	423,259
HealthSouth Corp.	12,400	443,796
Heartland Payment Systems, Inc.	10,780	484,130
Herbalife, Ltd.	5,772	402,193
Hershey Co.	4,498	435,811
Hormel Foods Corp.	9,566	430,661
IDEXX Laboratories, Inc.(a)	4,342	452,262
Ingredion, Inc.	6,362	439,996
Intuitive Surgical, Inc.(a)	1,118	421,374
Kroger Co.	10,472	437,206

8  |  November 30, 2013

Barron’s 400SM ETF
Schedule of Investments	November 30, 2013

Security Description	Shares	Value

Consumer, Non-Cyclical (continued)
Ligand Pharmaceuticals, Inc., Class B(a)	9,034	$503,013
Magellan Health Services, Inc.(a)	7,199	440,579
Mastercard, Inc., Class A	586	445,835
MAXIMUS, Inc.	9,987	454,409
McGraw Hill Financial, Inc.	6,574	489,763
McKesson Corp.	3,208	532,175
Mead Johnson Nutrition Co.	5,369	453,734
Medifast, Inc.(a)	15,695	425,178
Meridian Bioscience, Inc.	17,684	434,673
Moody’s Corp.	5,978	446,138
Morningstar, Inc.	5,394	449,914
Mylan, Inc.(a)	10,940	482,782
Myriad Genetics, Inc.(a)	16,286	484,509
On Assignment, Inc.(a)	12,774	434,699
PDL BioPharma, Inc.	52,160	509,603
PepsiCo, Inc.	5,086	429,563
Performant Financial Corp.(a)	38,854	407,578
Pilgrim’s Pride Corp.(a)	25,116	411,400
Questcor Pharmaceuticals, Inc.	6,452	374,281
Regeneron Pharmaceuticals, Inc.(a)	1,360	399,650
Repligen Corp.(a)	41,472	558,628
ResMed, Inc.	7,842	382,768
Robert Half International, Inc.	10,916	421,685
Sanderson Farms, Inc.	6,416	438,469
Santarus, Inc.(a)	18,802	605,049
SEI Investments Co.	13,838	464,680
Team Health Holdings, Inc.(a)	11,062	516,926
Tupperware Brands Corp.	4,862	444,095
Tyson Foods, Inc., Class A	13,896	440,365
United Rentals, Inc.(a)	7,322	503,241
United Therapeutics Corp.(a)	5,362	494,966
UnitedHealth Group, Inc.	5,856	436,155
USANA Health Sciences, Inc.(a)	4,859	355,241
Varian Medical Systems, Inc.(a)	5,616	438,329
Verisk Analytics, Inc., Class A(a)	6,358	413,969
WEX, Inc.(a)	4,920	488,359

Total Consumer, Non-Cyclical		33,144,385

Diversified Financial Services (0.28%)
Credit Acceptance Corp.(a)	3,882	501,360

Total Diversified Financial Services		501,360

Energy (7.95%)
Anadarko Petroleum Corp.	4,488	398,624
Atwood Oceanics, Inc.(a)	7,388	388,313
C&J Energy Services, Inc.(a)	19,847	470,374
Cabot Oil & Gas Corp.	11,062	381,086
Carrizo Oil & Gas, Inc.(a)	11,494	464,817
Continental Resources, Inc.(a)	4,114	442,296
CVR Energy, Inc.	10,611	418,922
Delek US Holdings, Inc.	19,364	585,956
Dril-Quip, Inc.(a)	3,740	406,014
EOG Resources, Inc.	2,460	405,900
EPL Oil & Gas, Inc.(a)	12,026	344,545
Flotek Industries, Inc.(a)	19,290	403,933
FutureFuel Corp.	22,878	382,520
Geospace Technologies Corp.(a)	5,376	469,164

9  |  November 30, 2013

Barron’s 400SM ETF
Schedule of Investments	November 30, 2013

Security Description	Shares	Value

Energy (continued)
Helmerich & Payne, Inc.	6,112	$470,624
HollyFrontier Corp.	10,188	488,820
Kodiak Oil & Gas Corp.(a)	37,300	422,982
Marathon Petroleum Corp.	6,340	524,572
Noble Energy, Inc.	6,245	438,649
Oasis Petroleum, Inc.(a)	9,508	438,604
Oceaneering International, Inc.	5,080	392,125
Phillips 66	7,450	518,595
Primoris Services Corp.	17,046	490,243
Range Resources Corp.	5,294	411,079
Renewable Energy Group, Inc.(a)	27,360	311,083
Rosetta Resources, Inc.(a)	7,906	399,806
RPC, Inc.	28,552	504,513
Schlumberger, Ltd.	4,704	415,928
Seadrill, Ltd.	8,818	376,617
Stone Energy Corp.(a)	13,148	434,936
Synergy Resources Corp.(a)	44,285	418,050
Western Refining, Inc.	14,644	572,141
Whiting Petroleum Corp.(a)	7,538	455,295

Total Energy		14,447,126

Financial (16.24%)
Affiliated Managers Group, Inc.(a)	2,244	449,361
Aflac, Inc.	6,732	446,803
Ambac Financial Group, Inc.(a)	21,160	500,434
American Equity Investment Life Holding Co.	20,046	475,291
American Express Co.	5,488	470,870
Amtrust Financial Services, Inc.	10,890	455,311
Apollo Commercial Real Estate Finance, Inc.	26,831	446,200
Bank of Hawaii Corp.	8,030	474,975
Bank of the Ozarks, Inc.	9,034	507,259
BankUnited, Inc.	13,680	441,590
Berkshire Hathaway, Inc., Class B(a)	3,582	417,410
Berkshire Hills Bancorp, Inc.	17,046	466,038
BofI Holding, Inc.(a)	6,302	516,512
BOK Financial Corp.	6,608	418,286
Capital One Financial Corp.	6,142	439,951
Cardinal Financial Corp.	23,703	420,254
CBOE Holdings, Inc.	9,362	489,445
Commerce Bancshares, Inc.	10,252	462,582
Community Bank System, Inc.	12,558	488,004
Discover Financial Services	8,056	429,385
East West Bancorp, Inc.	14,076	482,525
Ellie Mae, Inc.(a)	13,522	381,320
Employers Holdings, Inc.	14,436	471,191
Everest Re Group, Ltd.	2,992	469,235
Fidelity National Financial, Inc., Class A	16,170	470,062
Fifth Third Bancorp	22,726	461,792
First Financial Bankshares, Inc.	7,225	479,596
First Republic Bank	9,034	461,637
FirstMerit Corp.	19,880	456,445
Franklin Resources, Inc.	8,047	445,723
Greenhill & Co., Inc.	7,912	432,866
HCI Group, Inc.	11,652	580,153
HFF, Inc., Class A	17,586	450,553
Home BancShares, Inc.	13,859	501,141
Huntington Bancshares, Inc.	49,364	453,162

10  |  November 30, 2013

Barron’s 400SM ETF
Schedule of Investments	November 30, 2013

Security Description	Shares	Value

Financial (continued)
JPMorgan Chase & Co.	7,940	$454,327
M&T Bank Corp.	3,740	431,446
Main Street Capital Corp.	14,212	468,286
MarketAxess Holdings, Inc.	7,430	522,849
Marsh & McLennan Cos, Inc.	9,724	461,404
Nelnet, Inc., Class A	11,436	514,620
Outerwall, Inc.(a)	8,656	592,071
PNC Financial Services Group, Inc.	5,668	436,153
Portfolio Recovery Associates, Inc.(a)	7,219	421,590
Prospect Capital Corp.	36,400	415,324
Prosperity Bancshares, Inc.	6,948	445,575
SLM Corp.	16,730	445,855
Stewart Information Services Corp.	13,918	443,427
SunTrust Banks, Inc.	12,400	449,252
T Rowe Price Group, Inc.	5,800	466,668
Third Point Reinsurance, Ltd.(a)	30,563	509,180
Triangle Capital Corp.	14,428	429,377
US Bancorp	11,220	440,048
Virtus Investment Partners, Inc.(a)	2,618	544,020
Visa, Inc.	2,244	456,564
Waddell & Reed Financial, Inc., Class A	8,070	514,301
WageWorks, Inc.(a)	7,704	441,439
Webster Financial Corp.	16,475	485,683
Wells Fargo & Co.	9,828	432,629
Western Alliance Bancorp(a)	23,778	552,125
Wilshire Bancorp, Inc.	49,701	525,340
WisdomTree Investments, Inc.(a)	36,021	551,842
World Acceptance Corp.(a)	4,756	439,074

Total Financial		29,503,831

Industrial (13.58%)
3M Co.	3,472	463,547
AAON, Inc.	16,514	508,136
AGCO Corp.	7,106	414,138
AMERCO(a)	2,244	520,002
American Railcar Industries, Inc.	11,268	489,031
Babcock & Wilcox Co.	12,400	402,628
Boeing Co.	3,558	477,662
CAI International, Inc.(a)	18,074	415,702
Caterpillar, Inc.	4,840	409,464
CSX Corp.	15,904	433,702
Cummins, Inc.	3,108	411,375
Deere & Co.	4,998	421,032
Dover Corp.	4,654	422,304
EnerSys, Inc.	7,322	522,425
Fabrinet(a)	29,072	575,625
Federal Signal Corp.(a)	33,136	517,916
FLIR Systems, Inc.	13,306	394,789
Flowserve Corp.	6,738	480,957
Generac Holdings, Inc.	10,098	537,819
Graco, Inc.	5,734	442,837
HEICO Corp.	7,921	452,131
Hexcel Corp.(a)	10,718	470,842
Honeywell International, Inc.	4,862	430,336
Hubbell, Inc., Class B	3,956	426,892
Hyster-Yale Materials Handling, Inc.	4,488	374,120
InvenSense, Inc.(a)	23,530	406,834

11  |  November 30, 2013

Barron’s 400SM ETF
Schedule of Investments	November 30, 2013

Security Description	Shares	Value

Industrial (continued)
JB Hunt Transport Services, Inc.	5,706	$429,034
Joy Global, Inc.	7,980	451,348
Lincoln Electric Holdings, Inc.	6,170	441,032
Lindsay Corp.	5,158	394,020
Louisiana-Pacific Corp.(a)	23,778	389,959
Methode Electronics, Inc.	15,772	456,284
Mettler-Toledo International, Inc.(a)	1,736	428,046
Middleby Corp.(a)	1,949	430,417
Movado Group, Inc.	9,855	448,600
Northrop Grumman Corp.	4,330	487,904
Old Dominion Freight Line, Inc.(a)	9,351	481,857
Packaging Corp. of America	6,948	425,634
PGT, Inc.(a)	38,582	385,820
Proto Labs, Inc.(a)	5,636	418,755
Raytheon Co.	5,236	464,328
Rock Tenn Co., Class A	3,740	353,131
Rockwell Automation, Inc.	3,910	444,098
Rogers Corp.(a)	7,032	441,680
Smith & Wesson Holding Corp.(a)	36,895	436,099
Snap-on, Inc.	4,248	450,925
Sturm Ruger & Co., Inc.	6,822	524,816
Swift Transportation Co.(a)	21,499	497,702
Taser International, Inc.(a)	30,113	517,641
Textainer Group Holdings, Ltd.	10,798	419,286
Trinity Industries, Inc.	9,192	477,157
Triumph Group, Inc.	5,866	433,732
Union Pacific Corp.	2,620	424,545
Valmont Industries, Inc.	2,922	422,843
Wabtec Corp.	6,850	472,650

Total Industrial		24,671,589

Technology (8.76%)
Akamai Technologies, Inc.(a)	8,070	360,890
Ambarella, Inc.(a)	23,670	587,015
ANSYS, Inc.(a)	4,862	416,528
Apple, Inc.	868	482,669
Aspen Technology, Inc.(a)	12,026	475,388
Broadridge Financial Solutions, Inc.	13,522	515,864
Cadence Design Systems, Inc.(a)	30,135	399,289
Cirrus Logic, Inc.(a)	18,505	373,431
Cognizant Technology Solutions Corp., Class A(a)	5,120	480,717
CommVault Systems, Inc.(a)	4,836	361,975
Computer Programs & Systems, Inc.	7,260	446,635
EMC Corp.	15,626	372,680
EPAM Systems, Inc.(a)	12,264	435,004
iGATE Corp.(a)	15,337	513,483
International Business Machines Corp.	2,168	389,546
Intuit, Inc.	6,454	479,080
j2 Global, Inc.	8,458	405,730
Jack Henry & Associates, Inc.	8,184	464,606
Manhattan Associates, Inc.(a)	4,586	551,512
Maxim Integrated Products, Inc.	14,270	406,410
Medidata Solutions, Inc.(a)	4,360	518,448
Microsoft Corp.	12,646	482,192
Netscout Systems, Inc.(a)	16,298	495,948
Omnicell, Inc.(a)	17,644	427,867
Oracle Corp.	12,570	443,595

12  |  November 30, 2013

Barron’s 400SM ETF
Schedule of Investments	November 30, 2013

Security Description	Shares	Value

Technology (continued)
PDF Solutions, Inc.(a)	19,665	$456,228
Pegasystems, Inc.	11,062	556,971
QUALCOMM, Inc.	6,046	444,865
SanDisk Corp.	6,954	473,915
Skyworks Solutions, Inc.(a)	16,397	435,996
SolarWinds, Inc.(a)	10,688	357,407
Synaptics, Inc.(a)	9,940	502,069
Syntel, Inc.	5,396	476,845
Tyler Technologies, Inc.(a)	5,236	537,266
VMware, Inc., Class A(a)	4,704	379,284

Total Technology		15,907,348

Utilities (0.49%)
American States Water Co.	15,982	466,355
Questar Corp.	19,027	428,488

Total Utilities		894,843

TOTAL COMMON STOCKS (Cost $162,253,355)		175,257,086

LIMITED PARTNERSHIPS (3.21%)
Basic Materials (0.40%)
CVR Partners LP	22,714	398,177
Terra Nitrogen Co., LP	2,086	325,979

Total Basic Materials		724,156

Energy (2.11%)
Alliance Holdings GP LP	6,959	382,675
Alliance Resource Partners LP	5,452	399,468
Crestwood Equity Partners LP	31,700	487,545
CVR Refining LP	16,459	395,016
DCP Midstream Partners LP	8,818	424,851
Exterran Partners LP	15,018	417,951
Magellan Midstream Partners LP	7,854	488,048
Natural Resource Partners LP	21,908	440,132
Pioneer Southwest Energy Partners LP	9,724	400,629

Total Energy		3,836,315

Financial (0.48%)
Apollo Global Management LLC, Class A	14,220	429,302
Ellington Financial LLC	18,916	436,959

Total Financial		866,261

Industrial (0.22%)
Golar LNG Partners LP	12,716	406,658

Total Industrial		406,658

TOTAL LIMITED PARTNERSHIPS (Cost $5,993,735)		5,833,390

13  |  November 30, 2013

Barron’s 400SM ETF
Schedule of Investments	November 30, 2013

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.25%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000%(b)	456,207	$456,207

TOTAL SHORT TERM INVESTMENTS (Cost $456,207)			456,207

TOTAL INVESTMENTS (99.94%) (Cost $168,703,297)			$181,546,683

NET OTHER ASSETS AND LIABILITIES (0.06%)			105,210

NET ASSETS (100.00%)			$181,651,893

(a)	Non-income producing security.
(b)	Less than 0.0005%.

Common Abbreviations:

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

See Notes to Financial Statements.

14  |  November 30, 2013

Barron’s 400SM ETF
Statement of Assets and Liabilities	November 30, 2013

ASSETS:
Investments, at value	$181,546,683
Cash	43,592
Receivable for shares sold	5,363
Dividends receivable	188,080
Total Assets	181,783,718
LIABILITIES:
Payable for investments purchased	41,096
Payable to adviser	90,729
Total Liabilities	131,825
NET ASSETS	$181,651,893

NET ASSETS CONSIST OF:
Paid-in capital	$169,032,224
Accumulated net investment income	239,977
Accumulated net realized loss on investments	(463,694)
Net unrealized appreciation on investments	12,843,386
NET ASSETS	$181,651,893

INVESTMENTS, AT COST	$168,703,297

PRICING OF SHARES
Net Assets	$181,651,893
Shares of beneficial interest outstanding (Unlimited number of shares, par value $0.01 per share)	6,200,002
Net Asset Value, offering and redemption price per share	$29.30

See Notes to Financial Statements.

15  |  November 30, 2013

Barron’s 400SM ETF
Statement of Operations	For the Period Ended June 4, 2013 (Commencement) to November 30, 2013

INVESTMENT INCOME:
Dividends	$610,829
Total investment income	610,829

EXPENSES:
Investment adviser fees	277,409
Total expenses	277,409
NET INVESTMENT INCOME	333,420
REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	2,436,210
Net change in unrealized appreciation on investments	12,843,386
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	15,279,596
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,613,016

See Notes to Financial Statements.

16  |  November 30, 2013

Barron’s 400SM ETF
Statement of Changes in Net Assets

For the Period June 4, 2013 (Commencement) to November 30, 2013
OPERATIONS:
Net investment income	$333,420
Net realized gain on investments	2,436,210
Net change in unrealized appreciation on investments	12,843,386
Net increase in net assets resulting from operations	15,613,016

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	197,335,901
Cost of shares redeemed	(31,297,024)
Net increase from share transactions	166,038,877

Net increase in net assets	181,651,893

NET ASSETS:
Beginning of period	–
End of period *	$181,651,893

*Including accumulated net investment income of:	$239,977

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	7,350,002
Shares redeemed	(1,150,000)
Shares outstanding, end of period	6,200,002

See Notes to Financial Statements.

17  |  November 30, 2013

Barron’s 400SM ETF
Financial Highlights	For a Share Outstanding Throughout the Period Presented

For the Period June 4, 2013 (Commencement) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10
Net realized and unrealized gain	4.20
Total from investment operations	4.30

NET INCREASE IN NET ASSET VALUE	4.30
NET ASSET VALUE, END OF PERIOD	$29.30

TOTAL RETURN(b)	17.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$181,652

RATIOS TO AVERAGE NET ASSETS:
Expenses	0.65%(c)
Net investment income	0.78%(c)
PORTFOLIO TURNOVER RATE(d)	11%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities recieved or delivered from processing creations or redemptions.

See Notes to Financial Statements.

18  |  November 30, 2013

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2013

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2013, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Barron’s 400SM ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM. The Fund commenced operations on June 4, 2013.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

C. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

19  |  November 30, 2013

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2013

D. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carry forwards) under income tax regulations.

For the period ended November 30, 2013, permanent book and tax differences resulting primarily from differing treatment of investments in partnerships and in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Fund	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments
Barron’s 400SM ETF	$2,993,347	$(93,443)	$(2,899,904)

Net investment income and net realized (loss), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of November 30, 2013, the components of distributable earnings on a tax basis were as follows:

Barron’s 400SM ETF
Undistributed net investment income	$239,977
Accumulated net realized loss on investments	(504,350)
Other accumulated gains	–
Net unrealized appreciation on investments	12,884,042
Total	$12,619,669

At November 30, 2013, the Fund had available for tax purposes unused capital loss carry forwards as follows:

Short-Term		Long-Term
	$504,350		$–

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. During the period ended November 30, 2013 there were no distributions made by the Fund.

As of November 30, 2013, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Barron’s 400SM ETF
Gross appreciation (excess of value over tax cost)	$14,772,418
Gross depreciation (excess of tax cost over value)	(1,888,376)
Net unrealized appreciation (depreciation)	12,884,042

Cost of investments for income tax purposes	$168,662,641

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships.

E. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

20  |  November 30, 2013

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2013

As of and during the period ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Being that the Fund commenced operations on June 4, 2013, no tax returns have been filed as of the date of this report.

F. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2013:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$175,257,086	$–	$–	$175,257,086
Limited Partnerships	5,833,390	–	–	5,833,390
Short Term Investments	456,207	–	–	456,207
TOTAL	$181,546,683	$–	$–	$181,546,683

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the period ended November 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

21  |  November 30, 2013

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2013

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, any subadviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $5,000, $3,750 for each regularly scheduled Board meeting attended and $1,500 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2013, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Barron’s 400SM ETF	$43,220,315	$11,894,788

For the period ended November 30, 2013, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Barron’s 400SM ETF	$165,535,613	$31,046,929

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

22  |  November 30, 2013

Barron’s 400SM ETF
Additional Information	November 30, 2013 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

23  |  November 30, 2013

Barron’s 400SM ETF
Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2013 (Unaudited)

At an in-person meeting held on March 11, 2013, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Barron’s 400 ETF. The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for the Barron’s 400 ETF, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s material regarding consideration of renewal of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to approve the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for the Barron’s 400 ETF, financial information regarding the Adviser, its parent company, information describing the Adviser’s current organizations and the background and experience of the persons who would be responsible for the day-to-day management of the Barron’s 400 ETF, the nature and quality of services provided to other exchange-traded (“ETFs”), open-end and closed-end funds by the Adviser. Based upon their review, the Independent Trustees concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to the Barron’s 400 ETF are expected to be satisfactory.

The Independent Trustees noted the services to be provided by the Adviser for the proposed annual advisory fee of 0.65% of Barron’s 400 ETF’s average daily net assets. The Independent Trustees noted that the advisory fees proposed for Barron’s 400 ETF were unitary fees pursuant to which the Adviser will assume all expense of Barron’s 400 ETF (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Based on its review, the Independent Trustees concluded that the expected profitability of the Barron’s 400 ETF to the Adviser was not unreasonable.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained information regarding comparisons of the proposed cost and expense structures of Barron’s 400 ETF with other funds’ cost and expense structures. The Independent Trustees noted that the fee was high relative to others in the Barron’s 400 ETF’s Lipper peer group. However, the Independent Trustees also took into account, among other things, the unique features of the Index, its historical performance, the work involved (including the expenses incurred by the Adviser to obtain the Barron’s license) and the costs and benefits of linkage to the Barron’s name. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for the Barron’s 400 ETF was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with the Barron’s 400 ETF and concluded that the advisory fee was reasonable taking into account such benefits. The Independent Trustees considered the extent to which economies of scale would be realized as the Barron’s 400 ETF grows and whether fee level reflects a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. Because the Barron’s 400 ETF is newly organized, the Independent Trustees reviewed the unitary advisory fee proposed for Barron’s 400 ETF and anticipated expenses of the Fund and determined to review economies of scale in the future when the Barron’s 400 ETF had attracted assets.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of the Barron’s 400 ETF. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

24  |  November 30, 2013

Barron’s 400SM ETF
Trustees & Officers	November 30, 2013 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).

Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); and Reaves Utility Income Fund.

Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Committee, Bow River Capital Partners (private equity management), 2003 – present; Advisor, Pauls Corporation (real estate investment management and development), 2008 – present; Chairman, Ross Consulting Group (real estate consulting services) 1983 – 2013; Advisory Board, Neenan Company (construction services) 2002 – present; Board Member, Urban Land Conservancy (a not- for-profit organization), 2004 –present; Director, National Western Stock Show (not-for-profit organization).

				22	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

25  |  November 30, 2013

Barron’s 400SM ETF
Trustees & Officers	November 30, 2013 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (7 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

26  |  November 30, 2013

Barron’s 400SM ETF
Trustees & Officers	November 30, 2013 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years

Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of AAI, ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson has served as Secretary of the Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Ms. Nelson received her Bachelor of Arts in Political Science, magna cum laude, from the University of New Hampshire and Juris Doctorate from the University of Denver.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Senior Paralegal. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

27  |  November 30, 2013

Intentionally Left Blank

**BARRON'S 400℠ ETF**

Must be accompanied or preceded by a prospectus.
ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the Barron's 400℠ ETF.

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b) Not applicable.

(c) During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal year ended November 30, 2013 and November 30, 2012, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $277,000 and $119,500, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal year ended November 30, 2013 and November 30, 2012, the aggregate fees billed for professional services rendered by the principal accountant were $0 and $0, respectively.

(c)

Tax Fees: For the Registrant’s fiscal year ended November 30, 2013 and November 30, 2012, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $85,665 and $28,250, respectively. The fiscal year 2013 and 2012 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)

All Other Fees: For the Registrant’s fiscal year ended November 30, 2013 and November 30, 2012, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal year ended November 30, 2013 and November 30, 2012 of the Registrant were $307,165 and $238,250, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $85,665 and $28,250 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $221,500 and $210,000, respectively. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22175, on March 6, 2009.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as
Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	February 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	February 7, 2014

By:	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Treasurer (Principal Financial Officer)

Date:	February 7, 2014